                             PROSPECTUS: MAY 1, 2006

                                 JEFFERSON PILOT
                               VARIABLE FUND, INC.

Shares of the Jefferson Pilot Variable Fund, Inc. are available as investment options within variable life insurance policies and variable annuities issued by Jefferson Pilot Financial Insurance Company and its subsidiaries and affiliates. The Portfolios of the Jefferson Pilot Variable Fund, Inc. each with its own investment objective, are:

                            CAPITAL GROWTH PORTFOLIO
                            GROWTH PORTFOLIO
                            STRATEGIC GROWTH PORTFOLIO
                            S&P 500 INDEX PORTFOLIO
                            VALUE PORTFOLIO
                            MID-CAP GROWTH PORTFOLIO
                            MID-CAP VALUE PORTFOLIO
                            SMALL COMPANY PORTFOLIO
                            SMALL-CAP VALUE PORTFOLIO
                            INTERNATIONAL EQUITY PORTFOLIO
                            WORLD GROWTH STOCK PORTFOLIO
                            HIGH YIELD BOND PORTFOLIO
                            BALANCED PORTFOLIO
                            MONEY MARKET PORTFOLIO

 THE SECURITIES AND EXCHANGE COMMISSION DOES NOT GUARANTEE THAT THE INFORMATION
   IN THIS PROSPECTUS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED
                                THESE SECURITIES.
                  IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.


                        [JEFFERSON PILOT FINANCIAL LOGO]

           Jefferson Pilot Financial is now Lincoln Financial Group

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

CONTENTS

A LOOK AT OBJECTIVES,         CAPITAL GROWTH PORTFOLIO                         2
STRATEGIES, RISKS, AND        GROWTH PORTFOLIO                                 4
PAST PERFORMANCE FOR EACH     STRATEGIC GROWTH PORTFOLIO                       6
PORTFOLIO.                    S&P 500 INDEX PORTFOLIO                          8
                              VALUE PORTFOLIO                                 10
                              MID-CAP GROWTH PORTFOLIO                        12
                              MID-CAP VALUE PORTFOLIO                         14
                              SMALL COMPANY PORTFOLIO                         16
                              SMALL-CAP VALUE PORTFOLIO                       18
                              INTERNATIONAL EQUITY PORTFOLIO                  20
                              WORLD GROWTH STOCK PORTFOLIO                    22
                              HIGH YIELD BOND PORTFOLIO                       24
                              BALANCED PORTFOLIO                              26
                              MONEY MARKET PORTFOLIO                          28

OTHER PORTFOLIO INFORMATION   ADDITIONAL RISK FACTORS                         30

FUND MANAGEMENT               ABOUT JEFFERSON PILOT VARIABLE FUND, INC.       34
                              THE INVESTMENT ADVISER                          34
                              THE SUB-ADVISERS                                36

SHAREHOLDER INFORMATION       BUYING AND SELLING SHARES                       40
                              TAXES AND DIVIDENDS                             42
                              HOUSEHOLDING                                    42
                              FINANCIAL HIGHLIGHTS                            43

                              TO LEARN MORE                                   51

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN THE STATEMENT OF ADDITIONAL INFORMATION, AND IN THE ATTACHED PROSPECTUS FOR THE POLICY.

   A LOOK AT OBJECTIVES, STRATEGIES, RISKS, AND PAST PERFORMANCE FOR EACH PORTFOLIO

-  CAPITAL GROWTH PORTFOLIO

   INVESTMENT OBJECTIVES:

   The investment objective of the Capital Growth Portfolio is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Capital Growth Portfolio will invest primarily in equity securities of large U.S. companies. The equity securities in which the Portfolio may invest include common stock, convertible securities, rights, warrants and exchange-traded funds (ETFs).

   The Portfolio invests in the stocks of successful, large, growing companies. The Portfolio's investment strategy is based on an assumption that stock prices over time follow earnings and companies that can sustain above average growth in earnings will outperform the growth indices and, long term, the market overall. However, markets often overreact to near term events and extrapolate recent experience into the current stock price. In this context, successful growth investing requires in-depth fundamental research in order to differentiate sustainable growth from short-lived events. This fundamental research is then combined with a rigorous price discipline.

   Using a unique valuation measure in each industry the Sub-Adviser, Wellington Management Company, LLP ("Wellington Management"), ranks each stock based on its upside return potential relative to its down side risk. Wellington Management typically purchases companies that rank in the top third based on this measure and sells the stocks when they fall below median. Wellington Management may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

   The Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective. The Portfolio may invest up to 25% of its total assets in foreign securities denominated in foreign currencies.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks of investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - GROWTH STOCKS: Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing value stocks).

   - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers are subject. Changes in currency exchange rates could reduce gains or create losses.

   PERFORMANCE TABLES (CAPITAL GROWTH PORTFOLIO)

   The tables below illustrate the risks of investing in the Capital Growth Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, 10 years and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   96          19.25%
   97          29.41%
   98          38.47%
   99          44.66%
   2000       -13.46%
   2001       -25.19%
   2002       -31.12%
   2003        26.97%
   2004         9.47%
   2005         4.77%

   BEST QUARTER-4TH QUARTER, 1999        +30.98%
   WORST QUARTER-3RD QUARTER, 2001       -26.15%

   AVERAGE ANNUAL TOTAL RETURNS(A)                  1 YR      5 YR     10 YR    SINCE INC.(1)
                                                   ------    ------   ------    -------------
   Capital Growth Portfolio                         4.77%     -5.57%   8.15%        11.39%
   Russell 1000(R) Growth Index(2)                  5.26%     -3.58%   6.73%         8.53%

   (1)  Return calculated from inception date, 5/1/92.

   (2)  The Russell 1000(R) Growth Index is an unmanaged style specific index.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (CAPITAL GROWTH PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                              TOTAL ANNUAL
          MANAGEMENT                      PORTFOLIO OPERATING
              FEES      OTHER EXPENSES         EXPENSES
          ----------    --------------    -------------------
             0.73%          0.07%                0.80%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS    5 YEARS   10 YEARS
            --------   --------   --------   --------
            $     82   $    255   $    444   $    990

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  GROWTH PORTFOLIO

   INVESTMENT OBJECTIVE:

   The investment objective of the Growth Portfolio is to seek capital growth by investing in equity securities that the Sub-Adviser believes have above-average growth prospects.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Growth Portfolio pursues its objective by investing mainly in common stocks and other equity securities of U.S. companies that at the time of purchase the portfolio manager believes offer strong earnings growth potential. Typically, the Portfolio acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. The Portfolio attempts to invest in companies that are diversified across economic sectors.

   Turner Investment Partners, Inc., the Portfolio's Subadviser, utilizes an investment selection process that involves the use of three tools to evaluate stocks for investment or continued ownership:

   - SECURITY SCREENING: A proprietary computer model is used to assess a universe of companies with varying capitalizations based on multiple earnings growth and valuation factors. Once screened, companies are ranked from most attractive to least attractive.

   - FUNDAMENTAL ANALYSIS: Traditional research is performed to determine if the companies under consideration will exceed, meet, or fall short of Wall Street analysts' consensus earnings expectations. This process may involve discussions with company management, industry experts and competitors in an effort to anticipate changes in the outlook for corporate earnings.

   - TECHNICAL ANALYSIS: Used to evaluate trends in trading volume and prices of individual stocks. This helps the investment team identify attractive entry and exit points. Money flow may act as a leading or confirming indicator.

   Stocks that rate favorably according to the three tools may be purchased. Conversely, a poor ranking from the proprietary model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or a breakdown in the underlying money flow support for a stock may cause a stock to become a candidate for sale.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - ACTIVE TRADING: The Portfolio's active trading approach will increase trading costs which may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors. (See "Portfolio Turnover" at page 33.)

   - GROWTH STOCKS: Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing value stocks).

   PERFORMANCE TABLES (GROWTH PORTFOLIO)

   The tables below illustrate the risks of investing in the Growth Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   96
   97
   98          31.14%
   99          80.36%
   2000        -5.71%
   2001       -33.76%
   2002       -25.53%
   2003        30.85%
   2004        11.83%
   2005        13.95%

   BEST QUARTER-4TH QUARTER, 1999        +57.11%
   WORST QUARTER-1ST QUARTER, 2001       -27.24%

   AVERAGE ANNUAL TOTAL RETURNS(A)                  1 YR      5 YR    SINCE INC.(1)
                                                   ------    ------   -------------
   Growth Portfolio                                13.95%     -3.83%      7.88%
   Russell 1000(R) Growth Index                     5.26%     -3.58%      2.24%

   (1) Return calculated from inception date, 1/1/98.

   (2) The Russell 1000 Growth Index is an unmanaged style specific index.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (GROWTH PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                  TOTAL ANNUAL
               MANAGEMENT                      PORTFOLIO OPERATING
                  FEES       OTHER EXPENSES         EXPENSES
               ----------    --------------    -------------------
                  0.65%          0.11%                0.76%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS    5 YEARS   10 YEARS
            --------   --------   --------   --------
            $     78   $    243   $    422   $    942

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  STRATEGIC GROWTH PORTFOLIO

   INVESTMENT OBJECTIVE:

   The Strategic Growth Portfolio seeks to provide long-term growth of capital. Dividend and interest income from portfolio securities, if any, is incidental to the Portfolio's investment objective of long term growth of capital.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Portfolio invests, under normal market conditions, at least 80% of its net assets in the common stocks of a diversified group of growth companies. The Portfolio mostly seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Portfolio's Subadviser, T. Rowe Price Associates, Inc., generally looks for companies with one or more of the following:

   -  AN ABOVE-AVERAGE GROWTH RATE: Superior growth in earnings and cash flow.

   - OPERATIONS IN "FERTILE FIELDS": The ability to sustain earnings momentum even during economic slowdowns by operating in industries or service sectors where earnings and dividends can outpace inflation and the overall economy.

   - A PROFITABLE NICHE: A lucrative niche in the economy that enables the company to expand even during times of slow growth.

   The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

   The Portfolio may invest up to 25% of its total assets in foreign securities, and may invest in other securities such as futures and options in keeping with the Portfolio's objectives.

   In pursuing its investment objective, the sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for securities.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks of investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Adverse fluctuation in foreign in currency values could reduce gains or create losses.

   - GROWTH STOCK RISK: Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

   PERFORMANCE TABLES (STRATEGIC GROWTH PORTFOLIO)

   The tables below illustrate the risks of investing in the Strategic Growth Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, 10 years and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   96          18.30%
   97          20.47%
   98          32.93%
   99          76.51%
   2000       -19.17%
   2001       -35.16%
   2002       -33.84%
   2003        32.00%
   2004         9.66%
   2005         6.29%

   BEST QUARTER-4TH QUARTER, 1999         +55.83%
   WORST QUARTER-3RD QUARTER, 2001        -28.13%

   AVERAGE ANNUAL TOTAL RETURNS(A)                  1 YR      5 YR     10 YR    SINCE INC.(1)
                                                   ------    ------   ------    -------------
   Strategic Growth Portfolio                       6.29%     -7.97%    5.95%        8.42%
   Russell 1000(R) Growth Index(2)                  5.26%     -3.58%    6.73%        8.34%

   (1) Return calculated from inception date, 5/1/95.

   (2) The Russell 1000(R) Growth Index is an unmanaged style specific index.


   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (STRATEGIC GROWTH PORTFOLIO)(1): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                  TOTAL ANNUAL
               MANAGEMENT                      PORTFOLIO OPERATING
                  FEES       OTHER EXPENSES         EXPENSES
               ----------    --------------    -------------------
                  0.78%          0.09%                0.87%

   (1) The expense information has been restated to reflect the current management fee which was reduced effective May 1, 2005.

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS    5 YEARS   10 YEARS
            --------   --------   --------   --------
            $     89   $    278   $    482   $  1,073

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  S&P 500 INDEX PORTFOLIO(1)

   INVESTMENT OBJECTIVES:

   The S&P 500 Portfolio seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Portfolio pursues its objectives by investing in all the securities that make up the S&P 500 Index, although the Portfolio reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Under normal market conditions the Portfolio will invest at least 90% of its net assets in benchmark securities. The S&P 500 Index is a widely used measure of large US company stock performance. The stocks in the S&P 500 account for nearly three-quarters of the value of all US stocks. The index consists of the common stocks of 500 major corporations selected according to:

   -  size;

   -  frequency and ease by which their stocks trade; and

   -  range and diversity of the American economy.

   The Portfolio may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500 Index. An index futures contract commits one party to sell and the other party to buy a stipulated quantity of a market index at a set price on or before a given date. This tactic can reduce the costs associated with direct investing. It also allows the Portfolio to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Portfolio has not yet invested new shareholder money.

   The Portfolio may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Portfolio, and differences between how and when the Portfolio and the index are valued.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - DERIVATIVES: The Portfolio may invest in stock index futures. An index futures contract is considered a derivative because it derives its value from the price of the index. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices.

   - NO INDIVIDUAL SELECTION OF STOCKS: The Portfolio uses an indexing strategy and does not individually select stocks. The Portfolio does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

----------
   (1) "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500(R)" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jefferson Pilot Variable Corporation. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

   PERFORMANCE TABLES (S&P 500 INDEX PORTFOLIO)

   The tables below illustrate the risks of investing in the S&P 500 Index Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   1996
   1997
   1998
   1999
   2000
   2001       -12.18%
   2002       -22.34%
   2003        28.30%
   2004        10.56%
   2005         4.69%

   BEST QUARTER-2ND QUARTER, 2003         +15.28%
   WORST QUARTER-3RD QUARTER, 2002        -17.26%

   AVERAGE ANNUAL TOTAL RETURNS(A)                  1 YR      5 YR     SINCE INC.(1)
                                                   ------    ------    -------------
   S&P 500 Index Portfolio                          4.69%     0.25%        -1.34%
   S&P 500(R) Index(2)                              4.91%     0.54%        -1.06%

   (1) Return calculated from inception date, 5/1/00.

   (2) The S&P 500(R) Index is a widely recognized unmanaged index of common stocks.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (S&P 500 INDEX PORTFOLIO)(B): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                  TOTAL ANNUAL
               MANAGEMENT                      PORTFOLIO OPERATING
                  FEES       OTHER EXPENSES         EXPENSES
               ----------    --------------    -------------------
                  0.24%           0.10%               0.34%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS    5 YEARS   10 YEARS
            --------   --------   --------   --------
            $     35   $    109   $    191   $    431

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

   (B) The Portfolio's investment adviser, JPIA, has voluntarily agreed to reimburse the S&P 500 Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions, or extraordinary expenses) exceed 0.28% of the Portfolio's average daily net assets. This arrangement may be discontinued by JPIA at any time. The table above reflects the annual expenses of the Portfolio before any reimbursement. Actual net expenses, based on the assumptions described above, would be $29, $90, $157 and $356 for the 1 year, 3 year, 5 year and 10 year periods, respectively.

-  VALUE PORTFOLIO

   INVESTMENT OBJECTIVE:

   The objective of the Value Portfolio is to seek long-term growth of capital by investing primarily in a wide range of equity issues that may offer capital appreciation and, secondarily, to seek a reasonable level of current income.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Value Portfolio invests at least 80% of its net assets in common stocks and other equity securities such as preferred stocks, warrants or rights to buy equity securities, and securities convertible into common stock. The Portfolio pursues its objectives primarily by investing in equity securities of value companies. Value companies are companies whose earnings power or asset value does not appear to be reflected in the current stock price. As a result, value companies look underpriced according to financial measurements of their intrinsic worth or business prospects. These measurements include price-to-earnings, price-to-book value and debt-to-equity ratios. The portfolio manager determines value based upon research and analysis, taking all relevant factors into account. Securities are sold when the fundamentals begin to deteriorate, and when the valuation becomes excessive.

   The Value Portfolio intends to pursue its secondary objective of seeking income by investing at least 60% of its assets in securities which have paid dividends or interest within the preceding 12 months. However, the Portfolio may invest in securities not currently paying dividends where the Sub-Adviser, Credit Suisse Asset Management, LLC ("Credit Suisse"), anticipates that they will increase in value, and the Portfolio's dividend distribution will vary and may be low. The Portfolio may invest up to 10% of its assets in fixed income securities and up to an additional 10% of its assets in convertible securities rated below investment-grade at the time of purchase.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - CREDIT: The Portfolio may invest in below investment-grade debt securities. Such securities are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories.

   - VALUE STOCKS: Value stocks may never reach what the portfolio manager believes to be their full value, or may even go down in price. Different types of stocks (such as "growth" vs. "value" stocks) tend to shift in and out of favor with the investing public depending upon market and economic conditions. Accordingly, the Portfolios' performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

   PERFORMANCE TABLES (VALUE PORTFOLIO)

   The tables below illustrate the risks of investing in the Value Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, 10 years and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   1996        22.88%
   1997        28.92%
   1998        12.63%
   1999         5.75%
   2000         9.25%
   2001         1.54%
   2002       -21.36%
   2003        28.18%
   2004        11.85%
   2005         7.98%

   BEST QUARTER-4TH QUARTER, 1998         +16.14%
   WORST QUARTER-3RD QUARTER, 2002        -19.26%

   AVERAGE ANNUAL TOTAL RETURNS(A)                 1 YR      5 YR      10 YR    SINCE INC.(1)
                                                   ------    ------   ------    -------------
   Value Portfolio                                  7.98%     4.33%    10.23%       10.78%
   Russell 1000(R) Value Index(2)                   7.05%     5.28%    10.94%       12.47%

   (1) Return calculated from inception date, 5/1/92.

   (2) The Russell 1000(R) Value Index is a broad-based style specific index.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (VALUE PORTFOLIO)(1): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                  TOTAL ANNUAL
               MANAGEMENT                      PORTFOLIO OPERATING
                  FEES       OTHER EXPENSES         EXPENSES
               ----------    --------------    -------------------
                  0.74%          0.07%                 0.81%

   (1) The expense information has been restated to reflect the current management fee which was reduced effective May 1, 2005.

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS    5 YEARS   10 YEARS
            --------   --------   --------   --------
            $     83   $    259   $    450   $  1,002

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  MID-CAP GROWTH PORTFOLIO

   INVESTMENT OBJECTIVE:

   The Mid-Cap Growth Portfolio seeks capital appreciation.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Mid-Cap Growth Portfolio pursues its objective by investing mainly in common stocks and other equity securities of midsize U.S. companies that at the time of purchase the portfolio manager believes offer strong earnings growth potential. Typically, the Portfolio acquires shares of established companies with a history of above-average growth, as well as those companies expected to enter periods of above-average growth. The Portfolio attempts to invest in companies that are diversified across economic sectors.

   Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in stocks of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase within the range of the market capitalizations of companies included in the Russell Midcap(R) Growth Index.

   Turner Investment Partners, Inc., the Portfolio's Subadviser, utilizes an investment selection process that involves the use of three tools to evaluate stocks for investment or continued ownership:

   - SECURITY SCREENING: A proprietary computer model is used to assess a universe of companies with varying capitalizations based on multiple earnings growth and valuation factors. Once screened, companies are ranked from most attractive to least attractive.

   - FUNDAMENTAL ANALYSIS: Traditional research is performed to determine if the companies under consideration will exceed, meet, or fall short of Wall Street analysts' consensus earnings expectations. This process may involve discussions with company management, industry experts and competitors in an effort to anticipate changes in the outlook for corporate earnings.

   - TECHNICAL ANALYSIS: Used to evaluate trends in trading volume and prices of individual stocks. This helps the investment team identify attractive entry and exit points. Money flow may act as a leading or confirming indicator.

   Stocks that rate favorably according to the three tools may be purchased. Conversely, a poor ranking from the proprietary model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or a breakdown in the underlying money flow support for a stock may cause a stock to become a candidate for sale.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - MIDSIZE COMPANY RISK: Investments in midsize companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in larger more established companies. Midsize companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Earnings and revenues tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies.

   - GROWTH STOCKS: Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. The price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks and may be more adversely affected in a down market. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing value stocks).

   - LIQUIDITY: Many midsize company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

   - ACTIVE TRADING: The Portfolio's active trading approach will increase the costs the Portfolio incurs. It may also increase the amount of capital gains tax you pay on the Portfolio's returns. (See "Portfolio Turnover", at page 33.)

   PERFORMANCE TABLES (MID-CAP GROWTH PORTFOLIO)

   The tables below illustrate the risks of investing in the Mid-Cap Growth Portfolio by showing changes in the Portfolio from year to year and by comparing the Portfolio's average annual returns for 1 year and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   96
   97
   98
   99
   2000
   2001
   2002       -31.62%
   2003        49.59%
   2004        11.84%
   2005        12.27%

   BEST QUARTER-4TH QUARTER, 2001         +25.03%
   WORST QUARTER-3RD QUARTER, 2001        -31.44%

   AVERAGE ANNUAL TOTAL RETURNS(A)                  1 YR     SINCE INC.(1)
                                                   ------    -------------
   Mid-Cap Growth Portfolio                         12.27%            2.11%
   Russell Midcap(R) Growth Index(2)                12.10%            4.44%

   (1) Return calculated from inception date, 5/1/01.

   (2) The Russell Midcap(R) Growth Index is a style specific index. As of February 28, 2006, the capitalization of the stocks within the Index ranged from $968 million to $22.5 billion.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (MID-CAP GROWTH PORTFOLIO)(B): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                  TOTAL ANNUAL
               MANAGEMENT                      PORTFOLIO OPERATING
                  FEES       OTHER EXPENSES         EXPENSES
               ----------    --------------    -------------------
                  0.90%          0.18%                1.08%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS    5 YEARS   10 YEARS
            --------   --------   --------   --------
            $    110   $    343   $    595   $  1,317


   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

   (B) The Portfolio has entered into a commission recapture program with CAPIS, whereby the Portfolio may direct certain security trades to brokers who have agreed to rebate a portion of the brokerage commission to the Portfolio. These commission recapture credits are used to reduce the Portfolio's expenses. The table above reflects the Portfolio's expenses before taking into account these expense offsets. Actual net expenses, based on the assumptions described above, would be $109, $340, $590 and $1306 for the 1 year, 3 year, 5 year and 10 year periods, respectively.

-  MID-CAP VALUE PORTFOLIO

   INVESTMENT OBJECTIVE:

   The Mid-Cap Value Portfolio seeks long-term capital appreciation.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Mid-Cap Value Portfolio pursues its objective by investing mainly in equity securities of midsize companies that exhibit traditional value characteristics. Value companies are companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. In addition, these companies may have under-appreciated assets, or be involved in company turn-arounds or corporate restructurings.

   Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in stocks of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations less than $20 billion at the time of purchase. These companies are generally established companies that may not be well-known "household" names. The Portfolio may invest up to 20% of its net assets in securities of foreign issuers, including Depository Receipts.

   The Portfolio focuses on those stocks within the Russell 2500(TM) Index which fall within the bottom half of the price-to-earnings distribution. Wellington Management Company, LLP the Portfolio's Sub-Adviser, attempts to identify those companies that have fundamental investment appeal in terms of security appreciation, business strategy, market positioning, quality of management, or improving industry conditions.

   The Portfolio's investment strategy employs a contrarian approach to stock selection, favoring equity securities of midsize companies that appear to be misunderstood or overlooked in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in their current market prices. Valuation techniques are a key component of the Portfolio's investment approach. A target price is established for each stock by combining proprietary earnings estimates with expected price/earnings multiples. Current holdings and purchase candidates are continually ranked by appreciation potential. Stock selection is price-driven in that securities are purchased and sold primarily on the basis of their relative return/appreciation potential.

   The Portfolio typically sells a stock when the stock approaches its target price, company fundamentals deteriorate and/or when Wellington Management believes that alternative stocks offer better risk/reward potential.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks of investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - MIDSIZE COMPANY RISK: Investments in midsize companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in larger more established companies. These companies may be young and have more limited operating or business history. Earnings and revenues tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies.

   - VALUE STOCKS: Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

   - LIQUIDITY: Many midsize company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

   - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers are subject. Adverse fluctuations in foreign currency values could reduce gains or create losses.

   PERFORMANCE TABLES (MID-CAP VALUE PORTFOLIO)

   The tables below illustrate the risks of investing in the Mid-Cap Value Portfolio by showing changes in the Portfolio from year to year and by comparing the Portfolio's average annual returns for 1 year and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   96
   97
   98
   99
   2000
   2001
   2002       -13.66%
   2003        43.14%
   2004        15.81%
   2005        10.01%

   BEST QUARTER-4TH QUARTER, 2001         +21.55%
   WORST QUARTER-3RD QUARTER, 2002        -20.09%

   AVERAGE ANNUAL TOTAL RETURNS(A)                  1 YR     SINCE INC.(1)
                                                   ------    -------------
   Mid-Cap Value Portfolio                         10.01%        10.03%
   Russell 2500(TM) Value Index(2)                  7.74%        13.57%

   (1) Return calculated from inception date, 5/1/01.

   (2) The Russell 2500(TM) Value Index is a style specific index. As of February 28, 2006, the capitalization of the stocks within the Index ranged from $30 million to $12.7 billion.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (MID-CAP VALUE PORTFOLIO)(1): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                   TOTAL ANNUAL
               MANAGEMENT                      PORTFOLIO OPERATING
                  FEES       OTHER EXPENSES         EXPENSES
               ----------    --------------    -------------------
                  1.00%          0.11%                1.11%

   (1) The expense information has been restated to reflect the current management fee which was reduced effective May 1, 2005.

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS    5 YEARS   10 YEARS
            --------   --------   --------   --------
            $    113   $    353   $    612   $  1,352

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  SMALL COMPANY PORTFOLIO

   INVESTMENT OBJECTIVE:

   The investment objective of the Small Company Portfolio is to achieve growth of capital. The Portfolio pursues its objective by investing primarily in a diversified portfolio of equity securities issued by small companies.

   PRINCIPAL INVESTMENT STRATEGIES:

   The mix of assets of the Portfolio will vary with prevailing economic and market conditions. Under normal circumstances, at least 80% of the Portfolio's net assets will be invested in common stocks of small companies. Small companies are defined for this purpose as companies with market capitalizations at the time of purchase equal to or less than the capitalization of the largest company in the Russell 2000(R) Growth Index. The Portfolio may also invest in other equity related securities such as preferred stocks and bonds convertible into common stock.

   The Sub-Adviser, Lord, Abbett & Co. LLC ("Lord Abbett"), focuses on companies with long-range growth potential, particularly smaller companies considered to be in the developing growth phase. This phase is a period of swift development, when growth occurs at a rate rarely equaled by established companies in their mature years. Because the actual growth of a company cannot be foreseen, Lord Abbett may not always be correct in its judgment. Lord Abbett uses a three-step investment decision making process to capitalize on opportunities in undervalued market sectors, industries, or individual company situations. Common stocks are selected based on the following steps, which emphasize relative value and fundamentals:

   - FIRST, the universe of stocks is subjected to several systematic quantitative valuation screens to identify superior growth stock candidates.

   - SECOND, the portfolio manager and research team look to narrow the list of potential holdings to those likely to produce superior returns over a thirty-six month time frame by analyzing the dynamics of each company within its industry and within the economy.

   - THIRD, stocks are finally selected based on long-term growth prospects, solid fundamentals, and good valuation support.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - SMALL COMPANY RISK: Investments in small companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. This is because small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

   - LIQUIDITY: Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

   - ACTIVE TRADING: The Portfolio's active trading approach will increase trading costs which may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors. (See "Portfolio turnover" at page 33.)

   PERFORMANCE TABLES (SMALL COMPANY PORTFOLIO)

   The tables below illustrate the risks of investing in the Small Company Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, 10 years and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   96          16.46%
   97          23.60%
   98         -11.78%
   99          14.20%
   2000       -17.87%
   2001        -7.18%
   2002       -28.96%
   2003        40.32%
   2004         6.21%
   2005        11.96%

   BEST QUARTER-4TH QUARTER, 2001         +25.43%
   WORST QUARTER-3RD QUARTER, 2002        -23.28%

   AVERAGE ANNUAL TOTAL RETURNS(A)                  1 YR      5 YR     10 YR    SINCE INC.(1)
                                                   ------    ------   ------    -------------
   Small Company Portfolio                         11.96%     1.93%    3.95%        8.00%
   Russell 2000(R) Growth Index(2)                  4.15%     2.28%    4.69%        6.58%

   (1) Return calculated from inception date, 4/18/86.

   (2) The Russell 2000(R) Growth Index is a style specific index. As of February 28, 2006, the capitalization of the stocks within the Index ranged from $27 million to $4.8 billion.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (SMALL COMPANY PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                   TOTAL ANNUAL
               MANAGEMENT                      PORTFOLIO OPERATING
                  FEES       OTHER EXPENSES         EXPENSES
               ----------    --------------    -------------------
                  0.75%          0.10%                0.85%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS    5 YEARS   10 YEARS
            --------   --------   --------   --------
            $     87   $    271   $    471   $  1,049

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  SMALL-CAP VALUE PORTFOLIO

   INVESTMENT OBJECTIVE:

   The Small-Cap Value Portfolio seeks long-term capital appreciation by investing in securities of small-cap companies.

   PRINCIPAL INVESTMENT STRATEGIES:

   Under normal circumstances, the Small-Cap Value Portfolio will invest at least 80% of its net assets in common stocks of small-cap companies. Small-cap companies are defined for this purpose as companies with market capitalizations at the time of purchase equal to or less than the capitalization of the largest company in the Russell 2000(R) Index.

   The Portfolio focuses on securities that the Subadviser believes are undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. The Subadviser uses a proprietary valuation model to screen over 3000 small-cap companies. This model attempts to identify small-cap companies with below-average valuation and above-average profitability. The most attractive 20% of these companies are then identified for further research.

   Dalton, Greiner, Hartman, Maher & Co., the Portfolio's Subadviser, performs in-depth due diligence on those individual companies deemed from its model to be most attractive. The Subadviser looks for companies with the following characteristics:

   -  Market leader with strong position in its business

   -  Stable to improving industry fundamentals

   -  Above average profitability characteristics

   -  Free cash flow generation

   -  Strong balance sheet

   -  Proven management team acting in shareholders best interests

   -  High insider ownership/Insiders buying

   Stocks may also be identified for investment based upon certain catalysts that may drive the valuation higher, such as an earnings surprise, restructur-ing/spin-offs, management change, or an acquisition. The Portfolio typically sells a stock when according to the Subadviser's valuation model the company's stock is considered fully valued. Securities may also be sold based upon deteriorating fundamentals.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings results or other factors. As a result, your investment may decline in value and you may lose money.

   - SMALL COMPANY RISK: Investments in small companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. This is because small companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.

   - VALUE STOCKS: Value stocks involve the risk that they may never reach what the portfolio manager believes is their full market value. They also may decline in price, even though in theory they are already undervalued. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Portfolio's performance may sometimes be lower than that of other types of funds (such as those emphasizing growth stocks).

   - LIQUIDITY: Many small company stocks trade less frequently and in smaller volume than stocks of mid-cap or large-cap companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

   PERFORMANCE TABLES (SMALL-CAP VALUE PORTFOLIO)

   The tables below illustrate the risks of investing in the Small-Cap Value Portfolio by showing changes in the Portfolio from year to year and by comparing the Portfolio's average annual returns for 1 year and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   96
   97
   98
   99
   2000
   2001
   2002       -12.64%
   2003        35.79%
   2004        19.77%
   2005         5.10%

   BEST QUARTER-4TH QUARTER, 2001         +15.94%
   WORST QUARTER-3RD QUARTER, 2002        -16.25%

   AVERAGE ANNUAL TOTAL RETURNS(A)                  1 YR     SINCE INC.(1)
                                                   ------    -------------
   Small-Cap Value Portfolio                        5.10%       11.51%
   Russell 2000(R) Value Index(2)                   4.71%       13.23%

   (1) Return calculated from inception date, 5/1/01.

   (2) The Russell 2000(R) Value Index is a broad-based style specific index. As of February 28, 2006, the capitalization of the stocks within the Index ranged from $30 million to $4.7 billion.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (SMALL-CAP VALUE PORTFOLIO)(1): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                  TOTAL ANNUAL
               MANAGEMENT                      PORTFOLIO OPERATING
                  FEES       OTHER EXPENSES         EXPENSES
               ----------    --------------    -------------------
                  1.24%          0.09%                1.33%

   (1) The expense information has been restated to reflect the current management fee which was reduced effective May 1, 2005.

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS    5 YEARS   10 YEARS
            --------   --------   --------   --------
            $    135   $    421   $    729   $  1,601

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  INTERNATIONAL EQUITY PORTFOLIO

   INVESTMENT OBJECTIVES:

   The International Equity Portfolio's investment objective is long-term capital appreciation. The Portfolio will be "non-diversified" as defined in the Investment Company Act of 1940. See "Main Risk Factors" below.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Portfolio will seek to achieve its objective by investing at least 80% of its net assets in equity and equity-related securities (including Depository Receipts) of companies from at least three countries located outside of the United States. Some issuers or securities in the Portfolio may be based in or economically tied to the United States.

   The Portfolio invests mainly in established growth companies, but may also invest in more aggressive growth companies, such as companies operating in emerging markets, or companies undergoing significant changes: e.g., the introduction of a new product line, the appointment of a new management team or an acquisition.

   The investment policy of the Portfolio is to be non-diversified as to individual issuers. The Portfolio normally maintains a core position of between 35 and 50 common stocks, and may hold large positions in some stocks.

   In selecting investments for the Fund (s), Marsico uses an approach that combines "top-down" economic analysis with "bottom-up" stock selection. The "top-down" approach takes into consideration such macro-economic factors as interest rates, inflation, the regulatory environment and the global competitive landscape. As a result of the "top-down" analysis, Marsico seeks to identify sectors, industries and companies that may benefit from the overall trends Marsico has observed.

   Marsico's "bottom-up" stock selection looks for individual companies with earnings growth potential that may not be recognized by the market at large. Marsico may focus on any of a number of different attributes that may include, without limitation, the company's specific market expertise or dominance; its franchise durability and pricing power; solid fundamentals (e.g., a strong balance sheet, improving returns on equity, the ability to generate free cash flow, apparent use of conservative accounting standards, and transparent financial disclosure); strong and ethical management; commitment to shareholder interests; and reasonable valuations in the context of projected growth rates.

   Marsico may reduce or sell investments in portfolio companies if, in the opinion of Marsico, a company's fundamentals change, its stock price appreciates excessively in relation to fundamental prospects, the company appears not to realize its growth potential, or there are more attractive opportunities elsewhere.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   Since the International Equity Portfolio is not "diversified" as defined by the Investment Company Act of 1940, it may invest a greater percentage of its assets in any single issuer than otherwise permissible for a diversified investment company. As a result, the portfolio will be more susceptible to adverse developments affecting any single issuer. The Portfolio should be considered by investors who have financial goals five years or more in the future, and who can accept the risks involved in investments in equity and equity-related securities of non-U.S. issuers, as well as in foreign currencies and in the active management techniques that the Portfolio generally employs.

   The main risk factors are as follows:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings or other factors. As a result, your investment may decline in value and you may lose money.

   - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Changes in currency exchange rates could reduce gains or create losses. All of the risks of investing in foreign securities are heightened when investing in emerging market countries.

   - EMERGING GROWTH RISK: The Portfolio may invest in some companies that are below the index average in terms of market capitalization. Investments in such companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

   - ACTIVE TRADING: The Portfolio's active trading approach will increase trading costs which may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors. (See "Portfolio Turnover" at page 33.)

   PERFORMANCE TABLES (INTERNATIONAL EQUITY PORTFOLIO)

   The tables below illustrate the risks of investing in the International Equity Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   1996
   1997
   1998        21.66%
   1999        32.54%
   2000       -23.69%
   2001       -22.98%
   2002       -22.79%
   2003        31.38%
   2004        17.02%
   2005        19.46%

   BEST QUARTER-4TH QUARTER, 1998         +20.42%
   WORST QUARTER-3RD QUARTER, 2001        -21.82%

   AVERAGE ANNUAL TOTAL RETURNS(A)                  1 YR      5 YR     SINCE INC.(1)
                                                   ------    ------    -------------
   International Equity Portfolio                  19.46%     1.78%         3.76%
   MSCI EAFE(R) Index(2)                           13.54%     4.55%         5.66%

   (1) Return calculated from inception date, 1/1/98.

   (2) The MSCI EAFE(R) Index is a broad-based unmanaged index.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (INTERNATIONAL EQUITY PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                   TOTAL ANNUAL
               MANAGEMENT                      PORTFOLIO OPERATING
                  FEES       OTHER EXPENSES         EXPENSES
               ----------    --------------    -------------------
                  1.00%          0.22%                1.22%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS    5 YEARS   10 YEARS
            --------   --------   --------   --------
            $    124   $    387   $    670   $  1,477

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  WORLD GROWTH STOCK PORTFOLIO

   INVESTMENT OBJECTIVE:

   The investment objective of the World Growth Stock Portfolio is long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Portfolio may also be invested in debt obligations of companies and governments of any nation. Any income realized will be incidental.

   PRINCIPAL INVESTMENT STRATEGIES:

   The World Growth Stock Portfolio seeks to achieve its objective by investing at least 80% of its net assets in stocks issued by companies of any nation. Investments are primarily made in common stocks, but may also include preferred stocks and certain debt securities. The Portfolio will generally be composed of investments from among many different industries. As a general matter, the Portfolio will be invested in a minimum of five different foreign countries.

   The Sub-Adviser, Templeton Investment Counsel, LLC ("Templeton"), emphasizes a "value" approach to selecting stocks with the goal of identifying those companies selling at the greatest discount to future intrinsic value. Templeton employs a "bottom-up" selection process which focuses on the financial condition and competitiveness of individual companies. While historical value measures (e.g. P/E ratios, operating profit margins, liquidation value) are important to this process, the primary factor in selecting individual stocks is a company's current price relative to its future or long-term earnings potential, or real book value, whichever is appropriate. Securities are evaluated with a five-year investment horizon. A stock may be sold because there is substantially greater value in another stock, the stock approaches the "fair value" target price, or due to a deterioration in the fundamentals upon which the stock was purchased.

   The Portfolio may enter into agreements with banks or broker-dealers to purchase some securities on a "forward commitment," "when issued" or on a "delayed delivery" basis. The securities so purchased are subject to market fluctuations so that at the time of delivery, the value of such securities may be more or less than the purchase price.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, disappointing earnings or other factors. As a result, your investment may decline in value and you may lose money.

   - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Adverse fluctuation in foreign in currency values could reduce gains or create losses.

   - EMERGING GROWTH RISK: The Portfolio is slightly tilted towards companies that are below the index average in terms of market capitalization. Investments in such companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies.

   - LIQUIDITY: Many small company stocks trade less frequently and in smaller volume than stocks of larger companies, and the Portfolio may experience difficulty in closing out positions at prevailing market prices.

   PERFORMANCE TABLES (WORLD GROWTH STOCK PORTFOLIO)

   The tables below illustrate the risks of investing in the World Growth Stock Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, 10 years and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   96          19.22%
   97          15.33%
   98           2.85%
   99          20.86%
   2000         1.54%
   2001        -6.42%
   2002       -16.67%
   2003        34.09%
   2004        18.56%
   2005         8.88%

   BEST QUARTER-2ND QUARTER, 2003         +18.01%
   WORST QUARTER-3RD QUARTER, 2002        -18.38%

   AVERAGE ANNUAL TOTAL RETURNS(A)                  1 YR      5 YR      10 YR    SINCE INC.(1)
                                                   ------    ------    ------    -------------
   World Growth Stock Portfolio                     8.88%     6.18%     9.33%        10.31%
   MSCI World Index(SM)(2)                          9.49%     2.18%     7.04%        10.88%

   (1) Return calculated from inception date, 8/1/85.

   (2) The MSCI World Index(SM) is a broad-based unmanaged index.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (WORLD GROWTH STOCK PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                   TOTAL ANNUAL
               MANAGEMENT                      PORTFOLIO OPERATING
                  FEES       OTHER EXPENSES         EXPENSES
               ----------    --------------    -------------------
                  0.75%          0.11%                0.86%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS    5 YEARS   10 YEARS
            --------   --------   --------   --------
            $     88   $    274   $    477   $  1,061

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  HIGH YIELD BOND PORTFOLIO

   INVESTMENT OBJECTIVE:

   The High Yield Bond Portfolio seeks a high level of current income. The Portfolio will seek to achieve its objective by investing primarily in corporate obligations with emphasis on higher-yielding, higher risk, lower-rated or unrated securities.

   PRINCIPAL INVESTMENT STRATEGIES:

   Under normal conditions, the Portfolio will invest at least 80% of its net assets in a diversified portfolio of high-yielding bonds. The Portfolio may also invest in convertible securities and preferred stock of both domestic and foreign issuers. Fixed income securities offering the high current income sought by the Portfolio generally are lower rated bonds (junk bonds), which are bonds rated Ba or below by Moody's or BB or below by Standard & Poor's and involve greater volatility of price and risk of principal and income than higher rated securities.

   While the Portfolio focuses on bonds issued by corporations or similar entities, it may invest in all types of debt securities. The Portfolio may invest up to 15% of its assets in illiquid securities. The Portfolio may also invest up to 50% (generally expected to be between 0% and 25%) of its total assets in foreign securities. The Portfolio may hold foreign currency received in connection with investments in foreign securities when, in the judgment of MFS, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. The Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. The Portfolio may purchase securities on a when-issued or forward commitment basis.

   The Portfolio seeks to maximize return by taking advantage of market developments, yield disparaties and variations in the creditworthiness of issuers. In selecting investments, MFS employs a three-month "horizon" outlook as a tool in making or adjusting asset allocations to various segments of the fixed income markets. MFS performs its own independent analysis in assessing the credit quality of fixed income securities.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, or other factors. As a result, your investment may decline in value and you may lose money.

   - INTEREST RATES: The value of bonds in the Portfolio will vary with changes in interest rates. As a result, the net asset value of the shares of the Portfolio will also fluctuate with changes in interest rates.

   - CREDIT: The Portfolio may invest up to 100% of its net assets in below investment-grade debt securities. Such securities are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories.

   - LIQUIDITY: The secondary market for high yield, high risk bond securities may not be as liquid as the secondary market for more highly rated securities, which may affect the Portfolio's ability to sell a particular security at a satisfactory price or to meet its liquidity needs.

   - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers and markets are subject. Adverse fluctuation in foreign in currency values could reduce gains or create losses.

   PERFORMANCE TABLES (HIGH YIELD BOND PORTFOLIO)

   The tables below illustrate the risks of investing in the High Yield Bond Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   96
   97
   98           0.89%
   99           4.79%
   2000        -7.92%
   2001         3.43%
   2002         2.13%
   2003        19.52%
   2004         9.05%
   2005         1.75%

   BEST QUARTER-4TH QUARTER, 2001         +6.67%
   WORST QUARTER-3RD QUARTER, 1998        -7.19%

   AVERAGE ANNUAL TOTAL RETURNS(A)                  1 YR      5 YR     SINCE INC.(1)
                                                   ------    ------    -------------
   High Yield Bond Portfolio                       1.75%      6.97%        3.95%
   Lehman Bros. High Yield Bond Index(2)           2.74%      8.85%        5.20%

   (1) Return calculated from inception date, 1/1/98.

   (2) The Lehman Bros. High Yield Bond Index is a broad-based unmanaged index.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (HIGH YIELD BOND PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                  TOTAL ANNUAL
               MANAGEMENT                      PORTFOLIO OPERATING
                  FEES       OTHER EXPENSES        EXPENSES
               ----------    --------------    -------------------
                  0.75%          0.32%                1.07%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS    5 YEARS   10 YEARS
            --------   --------   --------   --------
            $    109   $    340   $    590   $  1,306

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  BALANCED PORTFOLIO

   INVESTMENT OBJECTIVE:

   The investment objective of the Balanced Portfolio is to seek reasonable current income and long-term capital growth, consistent with conservation of capital, by investing primarily in common stocks and fixed income securities.

   PRINCIPAL INVESTMENT STRATEGIES:

   The Balanced Portfolio pursues its objective by normally investing 60% to 70% of the Fund's assets in equity securities and the remaining 30% to 40% of the Fund's assets in investment-grade bonds including cash and cash equivalents. Changes between the two asset classes will be made based on the manager's a) long-term perspective and b) assessment of business, economic and market projections.

   Equity securities are expected to consist primarily of common stocks, but may also include warrants, preferred stocks, convertible securities and exchange traded funds (ETFs). In choosing equity securities, the Sub-Adviser, Wellington Management Company, LLP ("Wellington Management") employs a "bottom-up" stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Portfolio typically focuses on dividend-paying companies.

   Wellington Management looks at companies based on criteria of upside return potential relative to the downside risk over a 12 to 24 month period. Stocks are generally sold when the upside return is less than the downside risk.

   Fixed income securities will include obligations of the US government and its agencies, investment-grade corporate bonds, asset-backed securities, mortgage backed securities, certificates of deposit, bankers' acceptances and other obligations of US banks, foreign branches of US banks, and foreign banks. The fund may invest up to 15% of its assets in foreign equity and fixed income securities, including Depository Receipts. Generally, the foreign fixed income securities the fund will invest in will be dollar denominated bonds issued by foreign governments and corporations.

   In order to respond to unfavorable market, economic, political or other conditions, the Portfolio may on a temporary basis place up to 100% of its total assets in cash (including foreign currency) or investment-grade short-term securities. While taking such a defensive position, the Portfolio may not be able to achieve its investment objective.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   The Portfolio should be considered by investors who have financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus. The main risks of investing in the Portfolio are:

   - MARKET RISK: Prices of securities held by the Portfolio may fall due to changing economic, political or market conditions, or other factors. As a result, your investment may decline in value and you may lose money.

   - INTEREST RATES: The value of bonds in the Portfolio will vary with changes in interest rates. As a result, the net asset value of the shares of the Portfolio will also fluctuate with changes in interest rates.

   - CREDIT: The Portfolio may invest in below investment-grade bonds. Such securities are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories.

   - FOREIGN INVESTMENTS: Investing in foreign securities involves risks relating to political, social and economic developments and instability abroad, as well as risks resulting from the lack of adequate and accurate information. Risks may also result from the differences between the regulations to which U.S. and foreign issuers are subject. Changes in currency exchange rates could reduce gains or create losses.

   PERFORMANCE TABLES (BALANCED PORTFOLIO)

   The tables below illustrate the risks of investing in the Balanced Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, 10 years and since inception to the returns of a broad-based index (S&P 500) and the returns of a more narrowly based index (Balanced Composite) which better reflects the market sectors in which the Portfolio invests. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   1996        10.56%
   1997        16.33%
   1998        17.74%
   1999        22.26%
   2000        -1.45%
   2001        -4.29%
   2002        -6.36%
   2003        14.04%
   2004         9.61%
   2005         5.37%

   BEST QUARTER-4TH QUARTER, 1999         +16.36%
   WORST QUARTER-3RD QUARTER, 1998         -6.19%

   AVERAGE ANNUAL TOTAL RETURNS(A)                  1 YR      5 YR     10 YR    SINCE INC.(1)
                                                   ------    ------   ------    -------------
   Balanced Portfolio                               5.37%     3.37%    8.85%         8.58%
   S&P 500(R) Index                                 4.91%     0.54%    9.07%        10.53%
   Balanced Composite(2)                            5.43%     5.89%    9.60%        10.66%

   (1) Return calculated from inception date, 5/1/92.

   (2) The Balanced Composite is a 65%/35% blended index of the Russell 1000(R) Value Index and Lehman Bros. Aggregate.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (BALANCED PORTFOLIO): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                  TOTAL ANNUAL
               MANAGEMENT                      PORTFOLIO OPERATING
                  FEES       OTHER EXPENSES         EXPENSES
               ----------    --------------    -------------------
                  0.65%          0.12%                0.77%

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS    5 YEARS   10 YEARS
            --------   --------   --------   --------
            $     79   $    246   $    428   $    954

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

-  MONEY MARKET PORTFOLIO

   INVESTMENT OBJECTIVE:

   The primary objective of the Money Market Portfolio is to seek as high a level of current income as is consistent with preservation of capital and liquidity.

   PRINCIPAL INVESTMENT STRATEGIES:

   The money market instruments in which the Portfolio invests include:

   - U.S. GOVERNMENT SECURITIES: bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by the U.S. government or one of its agencies or instrumentalities

   - MUNICIPAL SECURITIES AND PARTICIPATION INTERESTS IN MUNICIPAL SECURITIES WHICH ARE BONDS OR OTHER DEBT OBLIGATIONS of a U.S. state or political subdivision, such as a county, city, town, village, or authority and are interests in holdings of municipal obligations backed by a letter of credit or guarantee from the issuing bank

   - REPURCHASE AGREEMENTS: the purchase of securities subject to agreement by another party to repurchase the obligations at a specified price and date

   - Certificates of deposit, bankers' acceptances and other obligations of U.S. banks which are FDIC members

   -  U.S. dollar obligations of foreign branches of U.S. banks

   - U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks

   -  instruments fully secured or collateralized by such bank obligations

   - Commercial paper or other notes which are guaranteed as to the payment of principal and interest by U.S. banks' letters of credit or collateralized by U.S. Government Obligations

   The Portfolio will invest only in securities which have been rated within the two highest rating categories by rating agencies, or if unrated, considered by the Subadviser to be of comparable quality.

   Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for U.S. government obligations which may have a remaining maturity of 762 calendar days or less. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio does not attempt to maintain a stable net asset value of $1.00 per share.

   MAIN RISK FACTORS (SEE ALSO "ADDITIONAL RISK FACTORS" AT PAGE 30):

   An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, and you can lose money. The following are the main risk factors of the Portfolio:

   - INTEREST RATES: The value of securities in the Portfolio will vary with changes in interest rates. As a result, the net asset value of the shares of the Portfolio will also fluctuate with changes in interest rates. If interest rates rise, the value of bonds, including those held by the Portfolio, falls. A broad-based market decline may cause a bond's price to fall.

   - MONEY MARKET INSTRUMENTS RISK: Money market instruments provide opportunities for income with low credit risk, but may not keep pace with inflation and may result in a lower yield than would be available from debt obligations of a lower quality or longer term.

   - CREDIT RISK: Certain U.S. Government securities, such as U.S. Treasury obligations and mortgage-backed securities guaranteed by GNMA are backed by the full faith and credit of the U.S. Government and ordinarily involve minimal credit risk. Other U.S. Government securities involve increased credit risk because they are backed only by the credit of U.S. federal agency or government sponsored enterprises such as Sallie Mae, the Federal Home Loan Banks, Freddie Mac or Fanny Mae.

   PERFORMANCE TABLES (MONEY MARKET PORTFOLIO)

   The tables below illustrate the risks of investing in the Money Market Portfolio by showing changes in performance from year to year and by comparing the Portfolio's average annual returns for 1 year, 5 years, 10 years and since inception to those of a broad-based index. As with all funds, past performance is not necessarily indicative of the future.

[CHART]

   ANNUAL TOTAL RETURN(A)

   1996         4.65%
   1997         4.86%
   1998         4.86%
   1999         4.57%
   2000         5.90%
   2001         3.77%
   2002         1.22%
   2003         0.59%
   2004         0.79%
   2005         2.73%

   BEST QUARTER-4TH QUARTER, 2000         +1.52%
   WORST QUARTER-2ND QUARTER, 2004         0.10%

   AVERAGE ANNUAL TOTAL RETURNS(A)                  1 YR      5 YR      10 YR    SINCE INC.(1)
                                                   ------    ------    ------    -------------
   Money Market Portfolio                           2.73%     1.81%     3.86%        4.23%
   Lipper Money Market Index(2)                     2.66%     1.83%     3.49%         N/A
    7-day simple annualized yield:                  4.19%
    7-day compounded effective yield:               4.28%

   (1) Return calculated from inception date, 8/1/85.

   (2) The Lipper Money Market Index is a peer group benchmark of the average return of the funds in the Lipper Money Market Universe.

   ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

   FEES AND EXPENSES (MONEY MARKET PORTFOLIO)(1): This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (as a percentage of average net assets). These fees and expenses do not reflect fees and charges that apply to the separate account or related insurance policies.

                                                  TOTAL ANNUAL
               MANAGEMENT                      PORTFOLIO OPERATING
                  FEES       OTHER EXPENSES         EXPENSES
               ----------    --------------    -------------------
                  0.49%          0.07%                0.56%

   (1) The expense information has been restated to reflect the current management fee which was reduced effective May 1, 2005.

   The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

             1 YEAR     3 YEARS    5 YEARS   10 YEARS
            --------   --------   --------   --------
            $     57   $    179   $    313   $    701

   (A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

   OTHER PORTFOLIO INFORMATION

-  ADDITIONAL RISK FACTORS

   GENERAL MARKET RISKS

   Many factors can affect a Portfolio's performance. A Portfolio's net asset value changes daily based on changes in the prices of the securities it holds. These prices can change due to market conditions, interest rates and in response to other economic, political or financial developments. These developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole. A Portfolio's reaction to these developments will depend on the Portfolio's level of investment in the securities of the issuer(s) or industries affected by such developments. Investment in the Portfolios should be considered by those with financial goals five years or more in the future, and who are comfortable with the risks described in this prospectus.

   SECURITIES AND INDEX OPTIONS

   The Growth Portfolio, the Value Portfolio, the High Yield Bond Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Capital Growth Portfolio, the S&P 500 Index Portfolio, the Balanced Portfolio, the Small Company Portfolio and the Strategic Growth Portfolio may write covered call options and purchase call and put options on securities and stock indices. The Growth Portfolio, the High Yield Bond Portfolio, the International Equity Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, and the Strategic Growth Portfolio may also utilize options on foreign currencies. See the Statement of Additional Information for a more detailed description of these options.

   Writing (Selling) Call Options. In order to earn additional income or to protect partially against declines in the value of its securities, the Portfolios noted above may write (sell) covered call options. A Portfolio may also purchase call options to the extent necessary to close out call option positions previously written by the Portfolio. A call option gives the holder (purchaser) the right to buy and obligates the writer (seller) to sell, in return for a premium paid to the writer, the underlying security at the exercise price at any time during the option period. A call option on a securities index is similar to a call option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash rather than by delivery of a particular security.

   The writing of call options on securities and securities indices involves the following risks: (i) during the option period the writer of a call option gives up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but retains the risk of loss should the price of the underlying security or index decline and
   (ii) the inability to close out options previously written, which would require the Portfolio to retain the option and the securities covering the option until its exercise or expiration.

   PURCHASING PUT AND CALL OPTIONS

   In order to hedge against changes in the market value of their portfolio securities, the Growth Portfolio, the High Yield Bond Portfolio, the International Equity Portfolio, the Value Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small Company Portfolio and the Strategic Growth Portfolio may also purchase put and call options with respect to equity securities, bonds, and stock and bond indices which correlate with their portfolio securities, provided that the premiums paid for such options are limited in each case to no more than 5% of the Portfolio's total assets. A put option on a security gives the purchaser of the option, in return for the premium paid to the writer (seller), the right to sell the underlying security at the exercise price at any time during the option period. Upon exercise by the purchaser, the writer of a put option has the obligation to purchase the underlying security at the exercise price. A put option on a securities index is similar to a put option on an individual security, except that the value of the option depends on the weighted value of the group of securities comprising the index and all settlements are made in cash, rather than by delivery of a particular security.

   Purchasing a put or call option on securities and securities indices involves the risk that the Portfolio may lose the premium it paid plus transaction costs.

   FUTURES CONTRACTS

   The Value Portfolio, the Growth Portfolio, the High Yield Bond Portfolio, the International Equity Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the

   Small Company Portfolio and the Strategic Growth Portfolio may purchase and sell futures contracts on debt securities and indexes of debt securities (i.e., interest rate futures contracts) as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes. They may also, where appropriate, enter into stock index futures contracts to provide a hedge for a portion of a Portfolio's equity holdings. Stock index futures contracts may be used as a way to implement either an increase or decrease in portfolio exposure to the equity markets in response to changing market conditions and as a cash management tool. The Capital Growth Portfolio, the Balanced Portfolio, the Growth Portfolio, the International Equity Portfolio and the Strategic Growth Portfolio may also enter into currency futures contracts to hedge the currency fluctuations of its foreign securities. A Portfolio may also write covered call options and purchase put or call options on futures contracts of the type which that Portfolio is permitted to purchase or sell. The Portfolios will not enter into futures contracts for speculation and will only enter into futures contracts that are traded on national futures exchanges. No Portfolio will enter into futures contracts or options thereon for purposes other than bona fide hedging if immediately thereafter the sum of the amounts of initial margin deposits on the Portfolio's existing futures contracts and premiums paid for options on unexpired futures contracts would exceed 5% of the value of the Portfolio's total assets.

   The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset in closing transactions at favorable prices or at all unless a liquid secondary market exists; possible reduction of the Portfolio's income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuation; imperfect correlation between the contract and the securities being hedged; and potential losses well in excess of the amount invested in futures contracts themselves. If a Sub-Adviser's forecasts regarding movements in securities prices or interest rates are incorrect, the Portfolio's investment results may have been better without the hedge. Futures contracts and their associated risks are described in more detail in the Statement of Additional Information.

   The S&P 500 Index Portfolio may invest in stock index futures as a substitute for a comparable market position in the underlying securities. Index futures contracts are considered derivatives because they derive their value from the prices of the indexes. S&P 500 Index futures contracts derive their value from the price of the S&P 500 Index. Investing in index futures contracts can reduce the costs associated with direct investing. It also allows the Portfolio to approach the returns of a fully invested portfolio while keeping cash on hand, either in anticipation of shareholder redemptions or because the Portfolio has not yet invested new shareholder money. Compared to conventional securities, index futures contracts can be more sensitive to changes in interest rates or to sudden fluctuations in market prices.

   LENDING OF SECURITIES

   The Portfolios, except the Money Market Portfolio, may seek to increase their income by lending portfolio securities. Such loans will usually be made to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio would continue to collect the equivalent of the interest or dividends on the securities loaned and would receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government securities or a letter of credit). The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.

   WHEN-ISSUED SECURITIES

   In order to help ensure the availability of suitable securities the Growth Portfolio, Small Company Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, High Yield Bond Portfolio, International Equity Portfolio, Balanced Portfolio, Capital Growth Portfolio, World Growth Stock Portfolio and Strategic Growth Portfolio may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Portfolios at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, the Portfolios will take delivery of such securities. In general, the Portfolios do not pay for the securities until received and do not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Portfolios will establish a segregated account consisting of liquid assets equal to the amount of the commitments to purchase "when-issued" securities, or will ensure that the position is "covered" such that any potential leverage is eliminated. See the Statement of Additional Information.

   BORROWING

   Any Portfolio may borrow money from banks in an amount up to 5% of total asset value. The Strategic Growth, High Yield Bond, S&P 500 Index and Growth Portfolios may borrow money in an amount up to 33 1/3% of total asset value. The Portfolios will borrow money only as a temporary measure for extraordinary or emergency purposes and not for investment purposes. All Portfolios will maintain continuous asset coverage of at least 300% (as defined in the Investment Company Act of 1940) with respect to all of its borrowings. If at any time asset coverage falls below 300%, a Portfolio may be required to sell its assets within three days to reduce the amount of its borrowings and restore 300% asset coverage. Borrowing involves interest costs. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value, and money borrowed will be subject to interest and other costs which may or may not exceed the investment return received from the securities purchased with borrowed funds. It is anticipated that such borrowings would be pursuant to a negotiated loan agreement with a commercial bank or other institutional lender.

   RESTRICTED AND ILLIQUID SECURITIES

   All of the Portfolios may to some extent purchase certain restricted securities (those that are not registered under the Securities Act of 1933 ("33 Act") but can be offered and sold to qualified institutional buyers under Rule 144A of the 33 Act) and limited amounts of illiquid securities. Illiquid investments include many restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the-counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Portfolios may experience difficulty in closing out positions at prevailing market prices.

   Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before nominal fixed term on seven day or less notice. The Portfolios will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to 4 (2) of the 33 Act) that the Board of Directors or the Sub-Advisers have determined to be liquid will be treated as such.

   A detailed discussion of the limitations on illiquid investments is found in "Restricted and Illiquid Securities" in the Statement of Additional Information (SAI).

   LOAN PARTICIPATIONS AND OTHER DIRECT INDEBTEDNESS

   The Growth Portfolio, Capital Growth Portfolio, Balanced Portfolio, High Yield Bond Portfolio, International Equity Portfolio and the Strategic Growth Portfolio may invest a portion of their assets in "Loan Participations" and other direct indebtedness. By purchasing a loan participation, the Portfolios acquire some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, and impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. The Portfolios may also purchase other direct indebtedness such as trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loan participations and other direct indebtedness acquired by the Portfolios may involve revolving credit facilities or other standby financing commitments which obligate the Portfolios to pay additional cash on a certain date or on demand.

   The highly leveraged nature of many such loans and other direct indebtedness may make such loans especially vulnerable to adverse changes in economic or market conditions. Loan participations and other direct indebtedness may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolios may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. For a further discussion of loan participations, other direct indebtedness and the risks related to transactions therein, see the Statement of Additional Information.

   PORTFOLIO TURNOVER

   The Growth Portfolio, Mid-Cap Growth Portfolio, Small Company Portfolio and International Equity Portfolio anticipate that active and frequent trading of portfolio securities will be a likely result of implementing principal investment strategies. In 2005, the portfolio turnover rate was 142.13% for the Growth Portfolio, 157.95% for the Mid-Cap Growth Portfolio, 132.87% for the Small Company Portfolio, and 158.72% for the International Equity Portfolio. A portfolio turnover rate of 100% is equivalent to buying and selling all of the securities in a portfolio once in the course of a year. Trading costs associated with high portfolio turnover may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors.

   FUND MANAGEMENT

   -  ABOUT JEFFERSON PILOT VARIABLE FUND, INC.

   The Fund currently consists of fourteen investment portfolios, namely Capital Growth Portfolio, Growth Portfolio, Strategic Growth Portfolio, S&P 500 Index Portfolio, Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Small Company Portfolio, Small-Cap Value Portfolio, International Equity Portfolio, World Growth Stock Portfolio, High Yield Bond Portfolio, Balanced Portfolio, and Money Market Portfolio, (the "Portfolios").

   Because investment in a Portfolio involves both opportunities for gain and risks of loss, no assurance can be given that the Portfolios will achieve their objectives. The difference in objectives and policies among the various Portfolios can be expected to affect each Portfolio's investment return as well as the degree of market and financial risks to which each Portfolio is subject. Prospective investors should carefully review the objectives and policies of the Portfolios and consider their ability to assume the risks involved before allocating amounts to particular Portfolios.

   Shares of the Portfolios are presently offered only to corresponding divisions of separate accounts established by Jefferson Pilot Financial Insurance Company ("Jefferson Pilot Financial"), Jefferson-Pilot Life Insurance Company ("Jefferson-Pilot Life") or their affiliated insurance companies, to fund variable annuities and flexible premium variable life insurance policies. Shares are also offered to the Lincoln Profile Funds, each of which operates as a fund of funds. Shares may be offered in the future to other affiliated or non-affiliated insurance companies in order to fund additional variable life insurance policies, variable annuity contracts or other investment products. The owner of a Policy may allocate among the Portfolios the amounts available for investment under the Policy. Prior to April 3, 2006, Jefferson Pilot Financial and Jefferson-Pilot Life were wholly-owned subsidiaries of Jefferson-Pilot Corporation. As of April 3, 2006, Jefferson-Pilot Corporation merged into Lincoln JP Holdings, L.P., which is wholly-owned by Lincoln National Corporation.

   A potential for certain conflicts of interest exists between the interests of variable life insurance policyowners and variable annuity contract owners. In the event that shares of the Portfolios are offered to separate accounts funding variable annuity contracts, the Board of Directors of the Fund intends to monitor events for the existence of any material conflict between the interests of variable life insurance policyowners and variable annuity contract owners and to determine what action, if any, should be taken in response thereto.

   In the future, the Fund may sell its shares to other separate accounts, funding variable annuities and variable life insurance policies, established by Jefferson Pilot Financial, its affiliates, successors or assigns, or by other insurance companies with which Jefferson Pilot Financial may or may not be affiliated, and the Fund may add or delete Portfolios.

-  THE INVESTMENT ADVISER

   The investment adviser to the Fund is Jefferson Pilot Investment Advisory Corporation (the "Investment Adviser" or "Jefferson Pilot Investment Advisory"), a registered investment adviser and wholly-owned subsidiary of Jefferson-Pilot Corporation. Its address is One Granite Place, Concord, NH 03301.

   The Investment Adviser provides supervisory investment advice, which involves recommending, evaluating, monitoring, and overseeing the activities of the Sub-Advisers. The Investment Adviser also reviews the practices of broker-dealers selected by the Sub-Advisers. In addition, Jefferson Pilot Investment Advisory provides the following administrative services to the
   Fund:

   -  acts as transfer agent and dividend paying agent

   -  provides office space and related utilities necessary for Fund operations

   -  recommends auditors, counsel and custodians

   -  provides personnel, data processing services, and supplies

   - prepares and distributes proxy statements, prospectuses, Statements of Additional Information, reports and other shareholder communications

   - schedules, plans the agenda for, and conducts the meetings of the Fund's directors and stockholders

   - prepares and files tax returns and reports which federal, state, local or foreign laws may require

   Jefferson Pilot Investment Advisory may enter into arrangements with its parent company or other affiliated or unaffiliated entities for the provision of certain personnel or facilities, and may contract with and delegate any of its responsibilities to such entities.

   The cost of such facilities, supplies and services is included in the investment management fees which are paid to Jefferson Pilot Investment Advisory monthly at an annual rate based on a percentage of the average daily net asset value of each Portfolio, which rates for the most recent fiscal year were as follows:

      AVERAGE DAILY         INTERNATIONAL   STRATEGIC     MONEY     HIGH YIELD    MID-CAP
       NET ASSETS              EQUITY        GROWTH     MARKET(1)      BOND        VALUE
   ---------------------------------------------------------------------------------------
   First $25 Million            1.00%          .80%        .50%         .75%       1.05%
   Next $25 Million             1.00%          .80%        .50%         .75%        .95%
   Next $50 Million              .95%          .75%        .45%         .75%        .85%
   Next $50 Million              .90%          .70%        .40%        .725%        .75%
   Next $100 Million             .85%          .70%        .40%        .725%        .75%
   Next $250 Million             .80%          .65%        .30%         .70%        .70%
   Next $500 Million             .80%          .60%        .30%         .65%        .70%
   Over $1 Billion               .80%          .60%        .30%         .60%        .70%

      AVERAGE DAILY          WORLD GROWTH                 SMALL       CAPITAL     S&P 500
       NET ASSETS               STOCK       BALANCED     COMPANY      GROWTH      INDEX(2)
   ---------------------------------------------------------------------------------------
   First $100 Million           .75%          .65%         .75%        .75%         .24%
   Next $100 Million            .75%          .55%         .70%        .70%         .24%
   Next $50 Million             .65%          .50%         .65%        .70%         .24%
   Next $250 Million            .65%          .50%         .65%        .65%         .24%
   Next $500 Million            .60%          .50%        .625%        .65%         .20%
   Over $1 Billion              .60%          .50%         .60%        .60%         .16%

      AVERAGE DAILY           SMALL-CAP                               MID-CAP
       NET ASSETS              VALUE(3)      GROWTH       VALUE       GROWTH
   ---------------------------------------------------------------------------
   First $25 Million            1.30%          .65%        .75%        .90%
   Next $15 Million             1.30%          .65%        .75%        .85%
   Next $20 Million             1.05%          .65%        .75%        .85%
   Next $15 Million              .75%          .65%        .75%        .85%
   Next $75 Million              .75%          .65%        .70%        .80%
   Next $50 Million              .75%          .60%        .65%        .70%
   Next $50 Million              .75%          .60%        .60%        .70%
   Over $250 Million             .75%          .55%        .60%        .65%

   (1) Effective May 1, 2006, the management fee for the Money Market Portfolio has been reduced to .40% of the first $100 million average daily net assets, .35% of the next $150 million, and .30% over $250 million.

   (2) Jefferson Pilot Investment Advisory (JPIA) has voluntarily agreed to reimburse the S&P 500 Index Portfolio to the extent that the Portfolio's operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) exceed 0.28% of the Portfolio's average daily net assets. This arrangement may be discontinued by JPIA at any time.

   (3) Effective May 1, 2006, the management fee for the Small-Cap Value Portfolio has been reduced to 1.30% of the first $40 million average daily net assets, 1.05% of the next $20 million, .75% of the next $90 million and .65% over $150 million.

   A discussion regarding the basis for the Fund's Board of Directors approving any investment advisory or subadvisory contract of the Fund is available in the Fund's annual or semi-annual report, as applicable. Contracts approved between July 1st and December 31st would be discussed in the Fund's annual report, while contracts approved between January 1st and June 30th would be discussed in the Fund's semi-annual report.

   THE SUB-ADVISERS

   The Investment Adviser selects, contracts with and compensates the Sub-Advisers to manage the investment and reinvestment of the assets of the Portfolios of the Fund. Each Sub-Adviser contract is subject to approval by the Fund's Board of Directors, and a discussion of the basis for each approval is available in the Fund's Statement of Additional Information
   (SAI). This information will be included in the Fund's shareholder report beginning with the semi-annual report for the period ending June 30, 2005. The Investment Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Portfolio and reviews the performance of the Sub-Advisers and reports periodically on the performance to the Board of Directors.

   Under the terms of each of the Sub-Advisory Agreements with the Investment Adviser, the Sub-Adviser manages the investment and reinvestment of the assets of the assigned Portfolio, subject to the supervision of the Board of Directors. The Sub-Adviser formulates a continuous investment program for each such Portfolio consistent with its investment objectives and policies outlined in this Prospectus.

   As compensation for its services, each Sub-Adviser receives a fee from the Investment Adviser computed separately for the applicable Portfolio, stated as an annual percentage of the net assets of such Portfolio. The SAI contains a schedule of the management fees the Investment Adviser currently is obligated to pay the Sub-Advisers out of the advisory fee it receives from the Portfolio. The SAI also provides additional information about the Portfolio Manager employed by each Sub-Adviser, who is charged with primary responsibility for the day-to-day management of the respective portfolio, including information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and any securities in the Fund owned by such Portfolio Manager.

   The Fund and Jefferson Pilot Investment Advisory have obtained an exemptive order from the Securities and Exchange Commission which permits Jefferson Pilot Investment Advisory, without further shareholder approval, to replace or add Subadvisers and to enter into Subadvisory Agreements with those Subadvisers upon approval of the Fund's Board of Directors. The relief provided by the exemptive order is subject to certain conditions. For example, within sixty days of the hiring of any new Subadviser or the implementation of any proposed material change to an Investment Subadvisory Agreement, shareholders will be furnished all information that would be included in a proxy statement regarding the new Subadviser or Subadvisory Agreement. Moreover, the Adviser will not enter into an Investment Subadvisory Agreement with any Affiliated Subadviser without shareholder approval. In addition, whenever a Subadviser is hired or terminated, the Adviser will provide the Board of Directors with information showing the expected impact on the Adviser's profitability and will report on such impact quarterly. JEFFERSON PILOT INVESTMENT ADVISORY HAS ULTIMATE RESPONSIBILITY FOR THE INVESTMENT MANAGEMENT OF EACH PORTFOLIO EMPLOYING SUBADVISERS DUE TO ITS RESPONSIBILITY TO OVERSEE SUBADVISERS AND RECOMMEND THEIR HIRING, TERMINATION, AND REPLACEMENT.

   TEMPLETON INVESTMENT COUNSEL, LLC (WORLD GROWTH STOCK PORTFOLIO)

   Templeton Investment Counsel, LLC ("TICL"), 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394, a registered investment adviser and a Delaware Limited Liability Company is Sub-Adviser to the World Growth Stock Portfolio. Templeton Global Advisors Limited ("TGAL") served as sub-adviser to the World Growth Stock Portfolio through July 16, 2000. The change in sub-advisers will not affect the aggregate investment advisory fees paid by shareholders. TICL and TGAL are indirect wholly-owned subsidiaries of Franklin Resources, Inc. ("Franklin"), a Delaware corporation. Net assets under the management of the Franklin organization was approximately $464.8 billion as of December 31, 2005.

   The Portfolio is managed by a team, with Peter Nori as the lead portfolio manager. The other team members are Cindy Sweeting and Tina Hellmer. Prior to August 1, 2003, Cindy Sweeting served as the portfolio manager. Peter Nori, Executive Vice President of Templeton, joined Franklin Templeton Investments in 1987. Mr. Nori is a CFA, and has been a member of the global equity research team since 1994. Ms. Sweeting is Executive Vice President and Director of Research for Templeton. She has a CFA and joined Templeton in 1997 after working as a Vice President-Investments with McDermott International Inn Company from 1983 to 1997. Ms. Hellmer is Vice President and Portfolio Manager-Research Analyst with Templeton. She joined the firm in 1997 and holds a CFA.

   MASSACHUSETTS FINANCIAL SERVICES COMPANY (HIGH YIELD BOND & MONEY MARKET PORTFOLIOS)

   Massachusetts Financial Services Company ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is Sub-Adviser to the High Yield Bond, and Money Market Portfolios. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $162.5 billion as of December 31, 2005. MFS is a subsidiary of Sun Life Assurance Company of Canada.

   The High Yield Bond Portfolio is managed by a team of portfolio managers comprised of John Addeo and Scott B. Richards, each a Vice President of MFS. These individuals have been portfolio managers of the series since: Mr. Addeo
   - April 2004 and Mr. Richards - May 24, 2004; and they have been employed in the MFS investment management area since: Mr. Addeo - 1998 and Mr. Richards - 2004. Prior to joining MFS, Mr. Richards was the Head of the High Yield Group at Liberty Funds Group from 1999 to 2003.

   LORD ABBETT & CO. LLC (SMALL COMPANY PORTFOLIO)

   Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302, a registered investment adviser and limited liability company is Sub-Adviser to the Small Company Portfolio. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $101 billion in 54 mutual fund portfolios and other advisory accounts as of December 31, 2005. F. Thomas O'Halloran, Partner and Investment
   Manager, is primarily responsible for the day-to-day management of the Small Company Portfolio. Mr. O'Halloran joined Lord Abbett in 2001 from Dillon Read/UBS Warburg, where he served as Executive Director/Senior Research Analyst. Mr. O'Halloran, CFA, has been in the investment business since 1987.

   DALTON, GREINER, HARTMAN, MAHER & CO. (SMALL-CAP VALUE PORTFOLIO)

   Dalton, Greiner, Hartman, Maher & Co. ("Dalton Greiner"), 565 Fifth Avenue, Suite 2101, New York, New York 10017, a registered investment adviser and partnership is Sub-Adviser to the Small-Cap Value Portfolio. Dalton Greiner was organized in 1982 as Dillon Read Capital, the money management subsidiary of the investment bank, Dillon Read. Dalton Greiner is currently 80% owned by Boston Private Financial Holdings, Inc., which is organized as a bank holding company focusing on wealth management through private banking and investment services. The remaining 20% interest is held by 12 Dalton Greiner employees. As of December 31, 2005, Dalton Greiner had approximately $3.4 billion in assets under management. Dalton Greiner will be owned 80% by Boston Private and 20% by Dalton Greiner professionals.

   Dalton Greiner employs a team approach that is primarily responsible for the day-to-day management of the Portfolio. The five individuals with the most significant responsibility for the day-to-day management of the Portfolio are Kenneth Greiner, Timothy Dalton, Stephen Bruno, Bruce Geller, and Jeffrey Baker. All five individuals carry the Certified Financial Analyst
   (CFA) designation. Kenneth Greiner has served as Dalton Greiner's President since 1990. Timothy Dalton, CFA, has served as the Chief Executive Officer of Dalton Greiner since 1990 and as the Chief Investment Officer since 1997. Stephen Bruno, Executive Vice President, joined Dalton Greiner in 1990. Bruce Geller, Senior Vice President, joined Dalton Greiner in 1992. Jeffrey Baker, Vice President, joined Dalton Greiner in 2000. Prior to 2000, Mr. Baker was an Analyst for Prudential Investments and Merrill Lynch.

   Each of the aforementioned individuals serve as sector analysts and are responsible for stock selection within their defined sectors.

   TURNER INVESTMENT PARTNERS, INC. (MID-CAP GROWTH & GROWTH PORTFOLIOS)

   Turner Investment Partners, Inc. ("Turner"), 1205 West Lakes Drive, Suite 100, Berwyn, Pennsylvania 19312, a registered investment adviser, is Sub-Adviser to the Mid-Cap Growth Portfolio. Turner is also the Sub-Adviser to the Growth Portfolio (effective May 1, 2004). Strong Capital Management, Inc. served as Sub-Adviser to the Growth Portfolio through April 30, 2004. As of December 31, 2005, Turner had over $18.3 billion in assets under management.

   The Mid-Cap Growth Portfolio is managed by a committee comprised of Christopher McHugh (Lead Manager), Robert E. Turner (Co-Manager) and William
   C. McVail (Co-Manager). Christopher McHugh, Senior Equity Portfolio Manager, joined Turner in 1990. Prior to 1990, he was a Performance Specialist with Provident Capital Management. Mr. McHugh has 17 years of investment experience. Robert Turner, CFA, Chairman and Chief Investment Officer, founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. Mr. Turner has

   22 years of investment experience. Bill McVail, CFA and Senior Equity Portfolio Manager joined Turner in 1998. Prior to 1998, he was Portfolio Manager at PNC Equity Advisers. Mr. McVail has 16 years of investment experience.

   The Growth Portfolio is managed by Robert E. Turner (Co-Manager), Mark D. Turner (Co-Manager), and Robb J. Parlanti (Co-Manager). Robert Turner, CFA, Chairman and Chief Investment Officer, founded Turner Investment Partners, Inc. in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. Mr. Turner has 22 years of investment experience. Mark Turner, Vice Chairman and Senior Equity Portfolio Manager joined Turner when it was founded in 1990. Prior to 1990, he was employed as a Senior Portfolio Manager by First Maryland Asset Management. He has 21 years of investment experience. Robb J. Parlanti, CFA, is a Senior Portfolio Manager/Security Analyst. Prior to joining Turner in 1993, Mr. Parlanti was employed with PNC Bank. Mr. Parlanti has 19 years of investment experience.

   WELLINGTON MANAGEMENT COMPANY, LLP (MID-CAP VALUE, CAPITAL GROWTH & BALANCED PORTFOLIOS)

   Wellington Management Company, LLP ("Wellington Management"), 75 State Street, Boston, Massachusetts 02109, a registered investment adviser and Massachusetts limited liability partnership is Sub-Adviser to the Mid-Cap Value Portfolio. Wellington Management is also the Sub-Adviser to the Capital Growth and Balanced Portfolios (effective May 1, 2004). Janus Capital Management LLC served as Sub-Adviser to the Capital Growth and Balanced Portfolios through April 30, 2004. Wellington Management is one of America's oldest and largest independent investment counseling firms. As of December 31, 2005 Wellington Management managed approximately $521 billion of client assets in a broad range of investment styles for investment companies, employee benefit plans, endowments, foundations and other institutions.

   Mr. James N. Mordy is primarily responsible for the day-to-day management of the Mid-Cap Value Portfolio. Mr. Mordy is a Senior Vice President and Partner of Wellington Management and has been an investment professional with the firm since 1985.

   Mr. Andrew J. Shilling, CFA is primarily responsible for the day-to-day management of the Capital Growth Portfolio. Mr. Shilling is a Senior Vice President and Partner of Wellington Management and has been an investment professional with the firm since 1994. Mr. John A. Boselli, CFA is involved in Portfolio management and securities analysis for the Capital Growth Portfolio. Mr. Boselli is a Senior Vice President and Partner of Wellington Management and has been an investment professional with the firm since 2002. Prior to joining the firm, Mr. Boselli was a Managing Director at Putnam Investments, Inc.

   Mr. Edward P. Bousa, CFA is primarily responsible for the day-to-day management of the equity securities in the Balanced Portfolio. Mr. Bousa is a Senior Vice President of Wellington Management and has been with the firm since 2000. Mr. Joseph F. Marvan, CFA is primarily responsible for the day-to-day management of the fixed income securities in the Balanced Portfolio. Mr. Marvan is a Vice President of Wellington Management and has been with the firm since 2003. Prior to that, Mr. Marvan was a Senior Portfolio Manager at State Street Global Advisors working on a wide range of fixed income portfolios (1996-2003).

   CREDIT SUISSE ASSET MANAGEMENT, LLC (VALUE PORTFOLIO)

   Credit Suisse Asset Management, LLC ("Credit Suisse"), 466 Lexington Avenue, New York, New York 10017, is Sub-Adviser to the Value Portfolio. Credit Suisse is part of the Asset Management business of Credit Suisse Group, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries. As of September 30, 2005, Credit Suisse and its global affiliates had assets under management totaling approximately $337 billion.

   The Credit Suisse Large Cap Value Team is responsible for the day-to-day management of the Value Portfolio. The key members of the Credit Suisse Large Cap Value Team are Stephen J. Kaszynski, Robert E. Rescoe and Adam Scheiner. Mr. Kaszynski, CFA, Managing Director of Credit Suisse, is head of U.S. Equities at Credit Suisse. He joined Credit Suisse in 2004 from D.A. Capital Management, of which he was a co-founder and a managing member of the firm's hedge fund, D.A. Long/Short Equity LP, from 2001 to 2003. Previously, Mr. Kaszynski was a partner at Invesco Capital Management where, during his tenure from 1985 to 2001, he was team leader of the institutional large-capitalization value equity product and a senior member of the institutional small-capitalization value equity team. Mr. Rescoe, a Managing Director of Credit Suisse, is head of U.S. Equity Research at Credit Suisse. He joined Credit Suisse as a result of Credit Suisse Group's acquisition of Warburg Pincus, which he joined in 1993. Mr. Rescoe has over 20 years of industry experience. Mr. Scheiner, CFA, Director of Credit Suisse, is a portfolio manager specializing in US large capitalization value equities. He joined Credit Suisse in 2005 from Ark Asset Management, where he served as a large cap value portfolio manager and analyst. Prior to joining Ark Asset Management in 1999, Mr. Scheiner served at Invesco Capital Management, where he managed large cap value and core equities. Previously, Mr. Scheiner held a research analyst position at Prudential Securities.

   MARSICO CAPITAL MANAGEMENT, LLC (INTERNATIONAL EQUITY PORTFOLIO)

   Marsico Capital Management, LLC ("Marsico"), 1200 17th Street, Suite 1600, Denver, Colorado 80202, a registered investment adviser and a Delaware limited liability company is the Sub-Adviser to the International Equity Portfolio. Marsico was formed in 1997, and became a wholly-owned indirect subsidiary of Bank of America Corporation in January 2001. Marsico provides investment management services to other mutual funds and private accounts and, as of December 31, 2005, had approximately $63 billion under management.

   Thomas F. Marsico is the founder and CEO of Marsico. James G. Gendelman is the portfolio manager and is responsible for the day-to-day management of the Portfolio. Prior to joining Marsico in May of 2000, Mr. Gendelman spent thirteen years as a Vice President of International Sales for Goldman, Sachs & Co. He holds a Bachelors degree in Accounting from Michigan State University, and a MBA in Finance from the University of Chicago. Mr. Gendelman was a CPA for Ernst & Young from 1983 to 1985.

   T. ROWE PRICE ASSOCIATES, INC. (STRATEGIC GROWTH PORTFOLIO)

   T. Rowe Price Associates, Inc. ("T. Rowe Price"), 100 East Pratt Street, Baltimore, Maryland 21202, a registered investment adviser and Maryland corporation is the subadviser to the Strategic Growth Portfolio. T. Rowe Price was founded in 1937. T. Rowe Price and its affiliates provide investment advisory services to individual and institutional investor accounts and managed approximately $269 billion as of December 31, 2005.
   T. Rowe Price is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.

   The Strategic Growth Portfolio is managed by an investment advisory committee. Robert W. Smith, Vice President of T. Rowe Price, serves as Committee Chairman and is responsible for the day-to-day management of the Portfolio. Bob works with the Committee in developing and executing the Portfolio's investment program. Bob joined the firm in 1992 as a Research Analyst and previously served for five years as an analyst for Massachusetts Financial Services. Bob earned a B.S. in Finance and Economics from the U. of Delaware and an M.B.A. from the U. of Virginia.

   MELLON CAPITAL MANAGEMENT CORPORATION (S&P 500 INDEX PORTFOLIO)

   Mellon Capital Management Corporation (Mellon Capital), 595 Market Street, Suite 3000, San Francisco, California 94105, is Sub-Adviser to the S&P 500 Index Portfolio. Mellon Capital is a leading innovator in the investment industry, and manages global quantitative-based investment strategies for institutional and private investors. As of December 31, 2005, Mellon Capital had assets under management totaling approximately $142 billion (AUM includes assets managed in overlay strategies and securities lending pools, and may include assets managed by Mellon officers as dual officers of Mellon Bank and Dreyfus Corp.).

   Mellon Capital Management Corporation employs a team approach to managing the Portfolio. The Management Team includes Susan Ellison, Richard Brown, and Karen Wong. The members of the Management Team are jointly and primarily responsible for the day-to-day management of the Portfolio. The Management Team members play equal roles with respect to the management of the Portfolio, and there are no limits on the such roles. One or more junior portfolio managers may be involved in day-to-day management, however, all of the junior portfolio managers' recommendations are subject to approval by the Management Team.

   Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988, and since 1991 she has been acting as head of the Equity Portfolio Management Group. Ms. Ellison received her B.S. degree from San Francisco State University and is a member of the CFA Institute and the Society of Investment Analysts of San Francisco. Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995. Currently, he co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown is a member of the CFA Institute and the Society of Investment Analysts of San Francisco. Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong is a member of CFA Institute and the Society of Investment Analysts of San Francisco.

   SHAREHOLDER INFORMATION

   -  BUYING AND SELLING SHARES

   Shares of capital stock of each Portfolio of the Fund are offered only to the corresponding division of a separate account to which premiums have been allocated by the owner of a Policy, and are not available to the general public directly. The separate accounts to which Fund shares are offered may have policies restricting the frequency of shareholder trading, which policies are disclosed in the prospectus for the applicable separate account. Shares are sold and redeemed at their net asset value as next determined following receipt by the separate account of premium payments, surrender requests under Policies, loan payments, transfer requests, and similar or related transactions through the separate account. No selling commission or redemption charge is made with respect to the purchase or sale of Fund shares.

   Some or all of the Portfolios may be managed by sub-advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Portfolios may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Portfolios are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Portfolio may differ substantially.

   Jefferson Pilot Variable Corporation, One Granite Place, Concord, New Hampshire 03301, is the principal underwriter and distributor of the Fund's shares. Jefferson Pilot Variable Corporation is an affiliate of Jefferson Pilot Investment Advisory and a wholly-owned subsidiary of Jefferson-Pilot Corporation.

   DETERMINATION OF NET ASSET VALUE

   The net asset value (NAV) of the shares of each Portfolio of the Fund is determined as of the close of regular trading on the New York Stock Exchange (presently 4:00 p.m. New York Time), on each day during which the New York Stock Exchange is open for trading except on days where both (i) the degree of trading in the Portfolio's securities would not materially affect the NAV of the Portfolio's shares and (ii) no shares of the Portfolio were tendered for redemption or no purchase order was received. The New York Stock Exchange is open from Monday through Friday except on the following national holidays:
   New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. In the event that any of the above holidays falls on a Sunday, it is regularly observed on the following Monday.

   An equity security listed on a stock exchange is valued at the closing sale price on the exchange on which such security is principally traded. If no sale took place, the bid price at the close of trading is used. An equity security not listed on a stock exchange is valued at the closing sale price as reported on a readily available market quotation system, or, if no sales took place, the bid price at the close of trading in the over-the-counter market. Quotations of foreign securities in foreign currencies are converted to United States dollar equivalents using appropriately translated foreign market prices.

   The value of the foreign securities traded on exchanges outside the United States is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of the the Fund's valuation. Foreign securities markets may close before a Portfolio determines its NAV, and trading of some foreign securities may not take place on every day the New York Stock Exchange is open. Furthermore, trading takes place in Japanese markets on certain Saturdays, and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not normally calculated.

   Securities for which market quotations are not readily available will be valued at their fair value as determined in good faith by the Board of Directors of the Fund. A market quotation for a particular security may not be readily available for various reasons, including the following (1) trading for the security has been halted or suspended, the security has been delisted, or the security is new and not yet listed, (2) a significant event has occurred, such as a company announcement, natural disaster or a political event in a foreign country after the close of the exchange on which such securities are traded, but before the relevant Portfolio calculates its NAV, and (3) there is significant movement in the U.S. markets after the close of the foreign markets, which may affect the value of foreign securities held by the Portfolios.

   The Board of Directors has adopted Fair Valuation Procedures for the purpose of establishing fair value in various circumstances. The Board has further delegated the function of determination of fair values to a

   Valuation Committee. Under these procedures, in general the "fair value" of a security is the amount, as determined in good faith by the Committee, that an owner of the security could reasonably expect to realize upon sale. If a fair value method is not clearly determinable by the Board-approved Fair Valuation Procedures, the Valuation Committee will determine the appropriate valuation method. When fair value pricing is used, the securities price used to calculate NAV may differ from quoted or published prices for the same securities.

   Short-term debt securities having remaining maturities of 60 days or less are valued on an amortized cost basis unless the Board determines that such method does not represent fair value. This procedure values a purchased instrument at cost on the date of purchase plus assumes a constant rate of amortization of any discount or premium, regardless of any intervening change in general interest rates or the market value of the instrument.

   Long-term U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services. Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from broker-dealers who make a market in that security.

   Options and convertible preferred stocks listed on a national securities exchange are valued as of their last sale price or, if there is no sale, at the current bid price. Futures Contracts are valued as of their last sale price or, if there is no sale, at the mean of the bid and asked price.

   All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund.

   With the approval of the Board, the Fund may utilize a pricing service, a bank, or a broker-dealer experienced in such matters to perform any of the above-described valuation functions.

   Further discussion of asset valuation methods is included in the Statement of Additional Information under the heading "DETERMINATION OF NET ASSET VALUE."

   FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES ("MARKET TIMING")

   Frequent purchases and redemptions of shares (i.e market timing) in a Portfolio of the Fund by certain shareholders may present risks to other shareholders of that Portfolio. These risks include, but are not limited to, dilution in the value of Portfolio shares held by long-term shareholders, interference with the efficient management of the Portfolio's assets, and increased brokerage and administrative costs. The risks of frequent trading are more pronounced for Portfolios investing a substantial percentage of assets in overseas markets. This is due to the time differential in pricing between US and overseas markets, which market timers attempt to take advantage of. Accordingly, Fund shareholders should expect that the International Equity and World Growth Stock Portfolios would be subject to greater risk of market timing than the other Fund Portfolios. Other portfolios may be susceptible to the risks of frequent trading as well, including, but not limited to, those portfolios investing in high yield bond, foreign, mid-cap, or small-cap securities.

   The Fund does not knowingly accommodate market timing. The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Portfolio shares by Fund shareholders. The Fair Valuation Procedures adopted by the Board serve as a deterrent to market timers. The Fund, under the direction of its Chief Financial Officer, will monitor cash flow activity on a monthly basis in order to identify any potential market timing activity. The Fund will notify the respective insurance companies owning shares of a particular portfolio when unusual trading volumes are identified. The Fund will conduct an annual review to ensure that its policies are consistent with the disclosure in the prospectus.

   The policies and procedures adopted by the Board recognize that Portfolio shares are presently offered only to corresponding divisions of separate accounts established by Jefferson Pilot Financial, Jefferson-Pilot Life or their affiliated insurance companies, to fund variable annuities and flexible premium life insurance policies. In order to discourage frequent trading, Jefferson Pilot Financial and Jefferson-Pilot Life have established a 20-transfer limit per policy year (see discussion in the Policy prospectus). In addition, policyowners are assessed a $25 transfer fee for any transfer exceeding 12 transfers in any policy year. These restrictions are applied uniformly in all cases. Jefferson Pilot Financial and Jefferson-Pilot Life reserve the right to place additional restrictions on a third-party agent or market timing service acting on behalf of a policyowner, when in the company's sole discretion it is determined that such agent or service is engaged in market timing. These additional restrictions may include rejecting, limiting, delaying, or imposing other conditions on exchanges or purchases, or closing or otherwise limiting accounts based on a history of frequent purchases and redemptions of Fund shares, including the circumstances under which such right will be exercised.

-  TAXES AND DIVIDENDS

   It is the Fund's policy to comply with the provisions of the Internal Revenue Code (the "Code") regarding distribution of investment income. Under those provisions, a Portfolio will not be subject to federal income tax on that portion of its ordinary income and net capital gains distributed to shareholders.

   Portfolios exempt from Section 4982 of the Code (currently, all Portfolios) intend to distribute ordinary income and net capital gains for the fiscal period ending on December 31 by the first business day of April of the following year. Portfolios which are not exempt from Section 4982 of the Code intend to distribute ordinary income for the fiscal period ending on December 31, and net capital gains for the fiscal period ending on October 31, by the first business day of January of the following year. Any Portfolio may make supplemental distributions of ordinary income and net capital gains following the end of the Portfolio's fiscal year. All dividends and distributions will be automatically reinvested in additional shares of the Portfolio with respect to which dividends have been declared, at net asset value, as of the ex-dividend date of such dividends.

   Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of the Portfolio, such changes will not affect the income received by the Portfolios from such securities. However, the dividends paid by the Portfolios, if any, will increase or decrease in relation to the income received by the Portfolio from its investments, which would in any case be reduced by the Portfolio's expenses before it is distributed to shareholders.

   Section 817(h) of the Code and regulations thereunder set standards for diversification of the investments underlying variable life insurance policies and variable annuity contracts (together, "variable contracts") in order for such variable contracts to be treated as life insurance policies or as annuity contracts under the Code. These requirements, which are in addition to diversification requirements applicable to the Portfolios under Subchapter M and the Investment Company Act of 1940, may affect the composition of a Portfolio's investments. Since the shares of the Fund are currently sold to segregated asset accounts underlying such variable contracts, the Fund intends to comply with the diversification requirements as set forth in the regulations.

   The Secretary of the Treasury may in the future issue additional regulations or revenue rulings that will prescribe the circumstances in which a policyowner's control of the investments of a separate account may cause the policyowner, rather than the insurance company, to be treated as the owner of the assets of the separate account. Failure to comply with Section 817(h) of the Code or any regulations thereunder, or with any regulations or revenue rulings on policyowner control, if promulgated, would cause earnings on a policyowner's interest in the separate account to be includible in the policyowner's gross income in the year earned.

-  HOUSEHOLDING

   On May 1, 2000, Jefferson Pilot Financial adopted a policy of mailing a single prospectus, annual, and semi-annual report to each household. This practice results in savings on postage and printing costs and relieves shareholders from the inconvenience of receiving duplicate documents. If at any time you decide that you would prefer to receive separate mailings for each member of your household, you may notify us by calling 1-800-258-3648 (x7719).

FINANCIAL HIGHLIGHTS:
CAPITAL GROWTH & GROWTH PORTFOLIOS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, the Portfolio's Independent Registered Public Accounting Firm, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.

CAPITAL GROWTH PORTFOLIO

                                                YEAR ENDED        YEAR ENDED     YEAR ENDED         YEAR ENDED      YEAR ENDED
                                               DECEMBER 31,      DECEMBER 31,   DECEMBER 31,       DECEMBER 31,    DECEMBER 31,
                                                   2005              2004           2003               2002            2001
                                               -------------     -------------  -------------      -------------   -------------
Net asset value, beginning of year             $       21.51     $       19.65  $       15.48      $       22.47   $       32.57
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                   0.03
  Net gains and losses on securities
    (both realized and unrealized)                      1.03              1.83           4.17              (6.99)          (8.03)
                                               -------------     -------------  -------------      -------------   -------------
Total from investment operations                        1.03              1.86           4.17              (6.99)          (8.03)
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                 (0.03)
  Dividends in excess of net investment income
  Distributions from capital gain                                                                                          (2.07)
  Distributions in excess of capital gains
                                               -------------     -------------  -------------      -------------   -------------
Total distributions                                    (0.03)             0.00           0.00               0.00           (2.07)
Net asset value, end of year                   $       22.51     $       21.51  $       19.65      $       15.48   $       22.47
                                               =============     =============  =============      =============   =============
Total Return (A)                                        4.77%             9.47%         26.97%            (31.12%)        (25.19%)
Ratios to Average Net Assets:
  Expenses                                              0.80%             0.83%          0.90%              0.92%           1.06%
  Net investment income (loss)                          0.00%(B)          0.13%         (0.00%)(B)         (0.09%)         (0.45%)
Portfolio Turnover Rate                                77.09%           162.87%         48.34%             52.35%          42.83%
Net Assets, At End of Year                     $ 174,987,723     $ 189,265,443  $ 190,185,068      $ 167,737,547   $ 263,092,721

GROWTH PORTFOLIO

                                                YEAR ENDED         YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                               DECEMBER 31,       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                   2005               2004            2003            2002            2001
                                               -------------      -------------   -------------   -------------   -------------
Net asset value, beginning of year             $       13.95      $       12.48   $        9.53   $       12.80   $       20.68
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                   0.05              (0.01)          (0.05)
  Net gains and losses on securities
    (both realized and unrealized)                      1.90               1.48            3.00           (3.27)          (6.89)
                                               -------------      -------------   -------------   -------------   -------------
Total from investment operations                        1.95               1.47            2.95           (3.27)          (6.89)
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income
  Dividends in excess of net investment income
  Distributions from capital gains                                                                                        (0.99)
  Distributions in excess of capital gains
                                               -------------      -------------   -------------   -------------   -------------
Total distributions                                     0.00               0.00            0.00            0.00           (0.99)
Net asset value, end of period                 $       15.90      $       13.95   $       12.48   $        9.53   $       12.80
                                               =============      =============   =============   =============   =============
Total Return (A)                                       13.95%             11.83%          30.85%         (25.53%)        (33.76%)
Ratios to Average Net Assets:
  Expenses                                              0.76%(B)           0.81%           0.89%           0.86%           0.87%
  Net investment loss                                   0.36%(B)          (0.05%)         (0.50%)         (0.55%)         (0.35%)
Portfolio Turnover Rate                               142.13%            194.77%         169.72%         283.59%         403.36%
Net Assets, At End of Year                     $  42,282,083      $  41,252,044   $  41,330,969   $  31,843,166   $  49,583,867

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(B)  The ratio calculates to less than 0.005%.

FINANCIAL HIGHLIGHTS: STRATEGIC GROWTH PORTFOLIO

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, the Portfolio's Independent Registered Public Accounting Firm, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.

STRATEGIC GROWTH PORTFOLIO

                                                 YEAR ENDED       YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                    2005             2004            2003            2002             2001
                                                -------------    -------------   -------------   -------------    -------------
Net asset value, beginning of year              $       14.10    $       12.86   $        9.74   $       14.72    $       30.09
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                  0.05             0.07
  Net gains and losses on securities
    (both realized and unrealized)                       0.83             1.17            3.12           (4.98)           (9.95)
                                                -------------    -------------   -------------   -------------    -------------
Total from investment operations                         0.88             1.24            3.12           (4.98)           (9.95)
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                  (0.07)
  Dividends in excess of net investment income
  Distributions from capital gains                                                                                        (5.42)
  Distributions in excess of capital gains
                                                -------------    -------------   -------------   -------------    -------------
Total distributions                                     (0.07)            0.00            0.00            0.00            (5.42)
Net asset value, end of year                    $       14.91    $       14.10   $       12.86   $        9.74    $       14.72
                                                =============    =============   =============   =============    =============
Total Return (A)                                         6.29%            9.66%          32.00%         (33.84%)         (35.16%)
Ratios to Average Net Assets:
  Expenses                                               0.88%            0.91%           0.92%           0.92%            0.94%
  Net investment income (loss)                           0.24%            0.49%           0.02%          (0.35%)          (0.21%)
Portfolio Turnover Rate                                 38.18%           37.10%         104.75%         118.76%          270.07%
Net Assets, At End of Year                      $  86,412,604    $  91,576,097   $  89,650,865   $  73,987,892    $ 120,659,006

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

FINANCIAL HIGHLIGHTS: S&P 500 INDEX PORTFOLIO

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, the Portfolio's Independent Registered Public Accounting Firm, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.

S&P 500 INDEX PORTFOLIO

                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                    2005            2004            2003            2002             2001
                                                -------------   -------------   -------------   -------------    -------------
Net asset value, beginning of period            $        8.47   $        7.76   $        6.13   $        7.97    $        9.14
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                  0.14            0.14            0.10            0.08             0.08
  Net gains and losses on securities
    (both realized and unrealized)                       0.25            0.67            1.61           (1.84)           (1.19)
                                                -------------   -------------   -------------   -------------    -------------
Total from investment operations                         0.39            0.81            1.71           (1.76)           (1.11)
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                  (0.14)          (0.10)          (0.08)          (0.08)           (0.06)
  Dividends in excess of net investment income
  Distributions from capital gains
  Distributions in excess of capital gains
                                                -------------   -------------   -------------   -------------    -------------
Total distributions                                     (0.14)          (0.10)          (0.08)          (0.08)           (0.06)
Net asset value, end of period                  $        8.72   $        8.47   $        7.76   $        6.13    $        7.97
                                                =============   =============   =============   =============    =============
Total Return (A)                                         4.69%          10.56%          28.30%         (22.34%)         (12.18%)
Ratios to Average Net Assets: (B)
Expenses before reimbursement                            0.34%           0.34%           0.39%           0.34%            0.35%
Expenses after reimbursement                             0.28%           0.28%           0.28%           0.28%            0.28%
Net investment income before reimbursement               1.54%           1.68%           1.37%           1.22%            1.03%
Net investment income after reimbursement                1.60%           1.74%           1.48%           1.28%            1.09%
Portfolio Turnover Rate                                  5.13%           1.74%           2.10%           2.86%            1.59%
Net Assets, At End of Period                    $ 233,214,645   $ 237,290,177   $ 214,568,224   $ 165,873,051    $ 189,046,310

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.
(B) Jefferson Pilot Investment Advisory Corp. ("JPIA") has entered into an Expense Reimbursement Plan with the Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets.

FINANCIAL HIGHLIGHTS: VALUE & MID-CAP GROWTH PORTFOLIOS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operation). Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, the Portfolio's Independent Registered Public Accounting Firm, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.

VALUE PORTFOLIO

                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                    2005            2004            2003            2002             2001
                                                -------------   -------------   -------------   -------------    -------------
Net asset value, beginning of year              $       21.42   $       19.33   $       15.22   $       19.52    $       19.43
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                  0.28            0.27            0.18            0.14             0.14
  Net gains and losses on securities
    (both realized and unrealized)                       1.41            2.00            4.07           (4.28)            0.15
                                                -------------   -------------   -------------   -------------    -------------
Total from investment operations                         1.69            2.27            4.25           (4.14)            0.29
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                  (0.27)          (0.18)          (0.14)          (0.16)           (0.19)
  Dividends in excess of net investment income
  Distributions from capital gains                                                                                       (0.01)
  Distributions in excess of capital gains
                                                -------------   -------------   -------------   -------------    -------------
Total distributions                                     (0.27)          (0.18)          (0.14)          (0.16)           (0.20)
Net asset value, end of year                    $       22.84   $       21.42   $       19.33   $       15.22    $       19.52
                                                =============   =============   =============   =============    =============
Total Return (A)                                         7.98%          11.85%          28.18%         (21.36%)           1.54%
Ratios to Average Net Assets:
  Expenses                                               0.82%           0.82%           0.83%           0.81%            0.83%
  Net investment income                                  1.20%           1.30%           1.08%           0.75%            0.89%
Portfolio Turnover Rate                                 68.68%          39.07%          70.95%          41.00%           40.95%
Net Assets, At End of Year                      $  83,737,229   $  83,801,532   $  82,914,337   $  69,268,418    $  96,103,870

MID-CAP GROWTH PORTFOLIO

                                                                                                                   PERIOD FROM
                                                                                                                   MAY 1, 2001
                                                YEAR ENDED         YEAR ENDED      YEAR ENDED      YEAR ENDED        THROUGH
                                               DECEMBER 31,       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                   2005               2004            2003            2002           2001(B)
                                               -------------      -------------   -------------   -------------   -------------
Net asset value, beginning of period           $        9.82      $        8.78   $        5.87   $        8.58   $       10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                  (0.05)             (0.07)          (0.05)
  Net gains and losses on securities
    (both realized and unrealized)                      1.26               1.11            2.96           (2.71)          (1.42)
                                               -------------      -------------   -------------   -------------   -------------
Total from investment operations                        1.21               1.04            2.91           (2.71)          (1.42)
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income
  Dividends in excess of net investment income
  Distributions from capital gains
  Distributions in excess of capital gains
                                               -------------      -------------   -------------   -------------   -------------
Total distributions                                     0.00               0.00            0.00            0.00            0.00
Net asset value, end of period                 $       11.03      $        9.82   $        8.78   $        5.87   $        8.58
                                               =============      =============   =============   =============   =============
Total Return (A)                                       12.27%             11.84%          49.59%         (31.62%)        (14.17%)
Ratios to Average Net Assets:
  Expenses                                              1.08%(C)           1.09%           1.14%           1.16%           1.24%(C)
  Net investment income                                (0.56%)(C)         (0.77%)         (0.89%)         (0.94%)         (0.99%)(C)
Portfolio Turnover Rate                               157.95%            174.75%         167.27%         236.16%         182.81%
Net Assets, At End of Period                   $  27,170,530      $  24,086,448   $  24,844,179   $  12,424,488   $  11,586,092

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.
(B) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.
(C)  Ratios are calculated on an annualized basis.

FINANCIAL HIGHLIGHTS: MID-CAP VALUE & SMALL COMPANY PORTFOLIOS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operation). Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, the Portfolio's Independent Registered Public Accounting Firm, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.

MID-CAP VALUE PORTFOLIO

                                                                                                                PERIOD FROM
                                                                                                                MAY 1, 2001
                                                YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED        THROUGH
                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                   2005            2004            2003            2002            2001(A)
                                               -------------   -------------   -------------   -------------   -------------
Net asset value, beginning of period           $       14.13   $       12.26   $        8.57   $        9.92   $       10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                  (0.01)          (0.01)          (0.01)
  Net gains and losses on securities
    (both realized and unrealized)                      1.23            1.94            3.70           (1.35)          (0.08)
                                               -------------   -------------   -------------   -------------   -------------
Total from investment operations                        1.22            1.93            3.69           (1.35)          (0.08)
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income
  Dividends in excess of net investment income
  Distributions from capital gains                     (1.55)
  Distributions in excess of capital gains                             (0.06)
                                               -------------   -------------   -------------   -------------   -------------
Total distributions                                    (1.55)          (0.06)           0.00            0.00            0.00
Net asset value, end of period                 $       13.80   $       14.13   $       12.26   $        8.57   $        9.92
                                               =============   =============   =============   =============   =============
Total Return (B)                                       10.01%          15.81%          43.14%         (13.66%)         (0.77%)
Ratios to Average Net Assets:
  Expenses                                              1.13%           1.19%           1.21%           1.20%           1.28%(C)
  Net investment income (loss)                         (0.04%)         (0.09%)         (0.16%)         (0.06%)          0.04%(C)
Portfolio Turnover Rate                                46.66%          61.15%          59.63%          68.82%          34.15%
Net Assets, At End of Period                   $  45,853,970   $  45,088,001   $  40,019,965   $  26,343,509   $  20,471,181

SMALL COMPANY PORTFOLIO

                                                YEAR ENDED         YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                               DECEMBER 31,       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                   2005               2004            2003            2002            2001
                                               -------------      -------------   -------------   -------------   -------------
Net asset value, beginning of year             $       14.57      $       13.72   $        9.78   $       13.76   $       14.83
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                  (0.09)             (0.10)          (0.08)
  Net gains and losses on securities
    (both realized and unrealized)                      1.84               0.95            4.02           (3.98)          (1.07)
                                               -------------      -------------   -------------   -------------   -------------
Total from investment operations                        1.75               0.85            3.94           (3.98)          (1.07)
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income
  Dividends in excess of net investment income
  Distributions from capital gains
  Distributions in excess of capital gains
                                               -------------      -------------   -------------   -------------   -------------
Total distributions                                     0.00               0.00            0.00            0.00            0.00
Net asset value, end of year                   $       16.32      $       14.57   $       13.72   $        9.78   $       13.76
                                               =============      =============   =============   =============   =============
Total Return (B)                                       11.96%              6.21%          40.32%         (28.96%)         (7.18%)
Ratios to Average Net Assets:
  Expenses                                              0.85%(B)           0.87%           0.92%           0.86%           0.86%
  Net investment loss                                  (0.57%)(B)         (0.69%)         (0.74%)         (0.73%)         (0.64%)
Portfolio Turnover Rate                               132.87%            125.12%         111.84%          57.24%          57.96%
Net Assets, At End of Year                     $  70,149,868      $  67,705,083   $  72,514,353   $  51,865,535   $  78,543,761

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.
(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.
(C)  Ratios are calculated on an annualized basis.

FINANCIAL HIGHLIGHTS: SMALL-CAP VALUE & INTERNATIONAL EQUITY PORTFOLIOS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years (or, if shorter, the period of the Portfolio's operation). Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, the Portfolio's Independent Registered Public Accounting Firm, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.

SMALL-CAP VALUE PORTFOLIO

                                                                                                                  PERIOD FROM
                                                                                                                  MAY 1, 2001
                                                YEAR ENDED        YEAR ENDED      YEAR ENDED      YEAR ENDED        THROUGH
                                               DECEMBER 31,      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                   2005              2004            2003            2002           2001(A)
                                               -------------     -------------   -------------   -------------   -------------
Net asset value, beginning of period           $       15.34     $       13.08   $        9.63   $       11.07   $       10.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                                   0.04             (0.03)          (0.03)
  Net gains and losses on securities
    (both realized and unrealized)                      0.62              2.57            3.48           (1.39)           1.14
                                               -------------     -------------   -------------   -------------   -------------
Total from investment operations                        0.66              2.54            3.45           (1.39)           1.14
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income
  Dividends in excess of net investment income
  Distributions from capital gains                     (1.36)            (0.28)                           (0.05)          (0.07)
  Distributions in excess of capital gains
                                               -------------     -------------   -------------   -------------   -------------
Total distributions                                    (1.36)            (0.28)           0.00           (0.05)          (0.07)
Net asset value, end of period                 $       14.64     $       15.34   $       13.08   $        9.63   $       11.07
                                               =============     =============   =============   =============   =============
Total Return (B)                                        5.10%            19.77%          35.79%         (12.64%)         11.37%
Ratios to Average Net Assets:
  Expenses                                              1.36%(C)          1.40%           1.42%           1.42%           1.52%(C)
  Net investment income                                 0.25%(C)         (0.24%)         (0.31%)         (0.35%)         (0.17%)(C)
Portfolio Turnover Rate                                43.33%            44.90%          54.11%          57.55%          34.84%
Net Assets, At End of Period                   $  51,276,139     $  54,454,547   $  44,982,346   $  23,439,610   $  17,943,875

INTERNATIONAL EQUITY PORTFOLIO

                                                YEAR ENDED      YEAR ENDED      YEAR ENDED         YEAR ENDED      YEAR ENDED
                                                DECEMBER 31    DECEMBER 31,    DECEMBER 31,       DECEMBER 31,    DECEMBER 31,
                                                  2005             2004            2003               2002            2001
                                               -------------   -------------   -------------      -------------   -------------
Net asset value, beginning of year             $       10.26   $        8.79   $        6.79      $        8.80   $       11.42
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                          0.04            0.06            0.04               0.09           (0.01)
  Net gains and losses on securities
    (both realized and unrealized)                      1.95            1.43            2.05              (2.10)          (2.61)
  Returns of capital
                                               -------------   -------------   -------------      -------------   -------------
Total from investment operations                        1.99            1.49            2.09              (2.01)          (2.62)
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                 (0.06)          (0.02)          (0.09)
  Dividends in excess of net investment income
  Distributions from capital gains
  Distributions in excess of capital gains
                                               -------------   -------------   -------------      -------------   -------------
Total distributions                                    (0.06)          (0.02)          (0.09)              0.00            0.00
Net asset value, end of year                   $       12.19   $       10.26   $        8.79      $        6.79   $        8.80
                                               =============   =============   =============      =============   =============
Total Return (B)                                       19.46%          17.02%          31.38%(D)         (22.79%)        (22.98%)
Ratios to Average Net Assets:
  Expenses                                              1.22%           1.28%           1.29%              1.19%           1.17%
  Net investment income                                 0.27%           0.68%           0.52%              0.49%           0.20%
Portfolio Turnover Rate                               158.72%         144.92%         233.86%            141.40%          97.33%
Net Assets, At End of Year                     $  50,761,581   $  40,496,012   $  33,188,626      $  25,484,143   $  32,172,905

(A) Per share data calculated from the initial offering date, May 1, 2001, for sale to Jefferson Pilot Financial separate accounts.
(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.
(C)  Ratios are calculated on an annualized basis.
(D) The total return calculation includes a payment received from a non-recurring reimbursement recorded as a capital contribution. Excluding the effect of this payment from the Portfolio's ending net asset value per share, the total return for the year ended December 31, 2003 would have been 30.91%.

FINANCIAL HIGHLIGHTS: WORLD GROWTH & HIGH YIELD BOND PORTFOLIOS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, the Portfolio's Independent Registered Public Accounting Firm, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.

WORLD GROWTH STOCK PORTFOLIO

                                                 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED       YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                    2005            2004            2003            2002             2001
                                                -------------   -------------   -------------   -------------    -------------
Net asset value, beginning of year              $       25.89   $       22.08   $       16.83   $       20.42    $       25.75
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                  0.44            0.39            0.29            0.24             0.26
  Net gains and losses on securities
    (both realized and unrealized)                       1.76            3.68            5.30           (3.61)           (1.94)
                                                -------------   -------------   -------------   -------------    -------------
Total from investment operations                         2.20            4.07            5.59           (3.37)           (1.68)
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                  (0.38)          (0.26)          (0.34)          (0.22)           (0.39)
  Dividends in excess of net investment income
  Distributions from capital gains                      (0.59)                                                           (3.26)
  Distributions in excess of capital gains
                                                -------------   -------------   -------------   -------------    -------------
Total distributions                                     (0.97)          (0.26)          (0.34)          (0.22)           (3.65)
Net asset value, end of year                    $       27.12   $       25.89   $       22.08   $       16.83    $       20.42
                                                =============   =============   =============   =============    =============
Total Return (A)                                         8.88%          18.56%          34.09%         (16.67%)          (6.42%)
Ratios to Average Net Assets:
  Expenses                                               0.86%           0.88%           0.89%           0.85%            0.86%
  Net investment income                                  1.66%           1.62%           1.57%           1.24%            1.21%
Portfolio Turnover Rate                                 21.56%          23.78%          25.27%          10.02%           28.49%
Net Assets, At End of Year                      $ 133,060,454   $ 127,487,237   $ 115,061,953   $  95,116,449    $ 118,895,577

HIGH YIELD BOND PORTFOLIO

                                                  YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                     2005            2004            2003            2002            2001
                                                 -------------   -------------   -------------   -------------   -------------
Net asset value, beginning of year               $        8.34   $        8.20   $        7.35   $        7.19   $        7.70
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                   0.56            0.55            0.52            0.53            0.77
  Net gains and losses on securities
    (both realized and unrealized)                       (0.43)           0.15            0.83           (0.37)          (0.51)
                                                 -------------   -------------   -------------   -------------   -------------
Total from investment operations                          0.13            0.70            1.35            0.16            0.26
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                   (0.56)          (0.56)          (0.50)                          (0.77)
  Dividends in excess of net investment income
  Distributions from capital gains
  Distributions in excess of capital gains
                                                 -------------   -------------   -------------   -------------   -------------
Total distributions                                      (0.56)          (0.56)          (0.50)           0.00           (0.77)
Net asset value, end of year                     $        7.91   $        8.34   $        8.20   $        7.35   $        7.19
                                                 =============   =============   =============   =============   =============
Total Return (A)                                          1.75%           9.05%          19.52%           2.13%           3.43%
Ratios to Average Net Assets:
  Expenses                                                1.07%           1.10%           1.13%           1.16%           1.11%
  Net investment income                                   6.65%           6.97%           7.30%           7.79%           8.65%
Portfolio Turnover Rate                                  54.14%          67.65%          73.91%          59.65%          58.23%
Net Assets, At End of Year                       $  21,718,119   $  23,345,658   $  21,423,675   $  15,808,770   $  13,842,770

(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

FINANCIAL HIGHLIGHTS: BALANCED & MONEY MARKET PORTFOLIOS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share. Total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Portfolio. This information has been audited by Ernst & Young LLP, the Portfolio's Independent Registered Public Accounting Firm, whose report, together with the Fund's financial statements, are included in the annual report which is available upon request.

BALANCED PORTFOLIO

                                                 YEAR ENDED         YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                DECEMBER 31,       DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                    2005               2004            2003            2002            2001
                                                -------------      -------------   -------------   -------------   -------------
Net asset value, beginning of year              $       13.53      $       12.56   $       11.27   $       12.34   $       13.98
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                  0.33               0.28            0.21            0.25            0.30
  Net gains and losses on securities
    (both realized and unrealized)                       0.38               0.90            1.34           (1.02)          (0.91)
                                                -------------      -------------   -------------   -------------   -------------
Total from investment operations                         0.71               1.18            1.55           (0.77)          (0.61)
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                  (0.30)             (0.21)          (0.26)          (0.30)          (0.37)
  Dividends in excess of net investment income
  Distributions from capital gains                                                                                         (0.66)
  Distributions in excess of capital gains
                                                -------------      -------------   -------------   -------------   -------------
Total distributions                                     (0.30)             (0.21)          (0.26)          (0.30)          (1.03)
Net asset value, end of year                    $       13.94      $       13.53   $       12.56   $       11.27   $       12.34
                                                =============      =============   =============   =============   =============
Total Return (B)                                         5.37%              9.61%          14.04%          (6.36%)         (4.29%)
Ratios to Average Net Assets:
  Expenses                                               0.77%(B)           0.81%           0.89%           0.86%           0.86%
  Net investment income                                  2.26%(B)           2.20%           1.86%           2.24%           2.55%
Portfolio Turnover Rate                                 33.02%            112.30%          75.16%          84.81%         113.93%
Net Assets, At End of Year                      $  68,367,667      $  73,333,094   $  71,311,731   $  62,497,042   $  65,749,492

MONEY MARKET PORTFOLIO(A)

                                                 YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                    2005             2004             2003             2002             2001
                                                -------------    -------------    -------------    -------------    -------------
Net asset value, beginning of year              $       10.75    $       10.74    $       10.81    $       10.98    $       10.92
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                  0.30             0.10             0.06             0.14             0.36
  Net gains and losses on securities
    (both realized and unrealized)                      (0.01)           (0.01)                                              0.04
                                                -------------    -------------    -------------    -------------    -------------
Total from investment operations                         0.29             0.09             0.06             0.14             0.40
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income                  (0.08)           (0.08)           (0.13)           (0.31)           (0.34)
  Dividends in excess of net investment income
  Distributions from capital gains
  Distributions in excess of capital gains
                                                -------------    -------------    -------------    -------------    -------------
Total distributions                                     (0.08)           (0.08)           (0.13)           (0.31)           (0.34)
Net asset value, end of year                    $       10.96    $       10.75    $       10.74    $       10.81    $       10.98
                                                =============    =============    =============    =============    =============
Total Return (B)                                         2.73%            0.79%            0.59%            1.22%            3.77%
Ratios to Average Net Assets:
  Expenses                                               0.56%            0.58%            0.58%            0.57%            0.59%
  Net investment income                                  2.73%            0.79%            0.60%            1.27%            3.32%
Portfolio Turnover Rate (C)                               N/A              N/A              N/A              N/A              N/A
Net Assets, At End of Year                      $  67,227,511    $  59,064,666    $  57,984,427    $  73,809,628    $  65,665,740

(A)  Per share information is based on average shares outstanding.
(B) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.
(C) There were no purchases and/or sales of securities other than short-term obligations during the period. Therefore, the portfolio turnover rate has not been calculated.

TO LEARN MORE

More information on the Jefferson Pilot Variable Fund, Inc. is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

The annual and semi-annual reports to shareholders provide additional information about the Fund's investments along with a discussion of the market conditions and investment strategies that significantly affected the Fund's performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the Portfolios of the Fund and their respective investment policies. The SAI also includes a description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference.

TO OBTAIN INFORMATION

By telephone: 800-258-3648 ext. 7719 (outside NH)
              800-322-0235 ext. 7719 (inside NH)

By mail, write to:
Jefferson Pilot Variable Fund, Inc.
One Granite Place
Concord, NH 03301

On the Internet, Fund documents and reports may be viewed or downloaded from the EDGAR database on the SEC's web site at: http://www.sec.gov

Copies of this information may be obtained by request, after paying a duplication fee, via e-mail at publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, D.C. (1-202-942-8090).


                                                      SEC file number: 002-94479

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

                       JEFFERSON PILOT VARIABLE FUND, INC.

                                One Granite Place

                          Concord, New Hampshire 03301

                                 (603) 226-5000

                                  A Series Fund
                                     with a
           World Growth Stock Portfolio Investing Primarily in Stocks
   International Equity Portfolio Invests In Securities Whose Primary Trading
                     Markets Are Outside The United States.
                   Money Market Portfolio Investing Primarily
                          in Money Market Instruments.

   High Yield Bond Portfolio Investing Primarily In Corporate Obligations With
        Emphasis On Higher Yielding, Higher Risk, Lower-Rated Or Unrated
                                   Securities.

       Small Company Portfolio Investing Primarily in Equity Securities of
                                Small Companies.

   Small-Cap Value Portfolio invests Primarily in Securities of Small-Cap
                                   Companies.

  Mid-Cap Growth Portfolio invests in Equity Securities of Midsize Companies.

   Mid-Cap Value Portfolio invests in Equity Securities of Midsize Companies.


S&P 500 Index Portfolio invests in securities that make up the S&P 500 Index.

      Growth Portfolio Invests In Equity Securities That Have Above-Average
                                Growth Prospects.

                 Value Portfolio Investing Primarily in Stocks.

             Capital Growth Portfolio Investing Primarily in Stocks.
                    Balanced Portfolio Investing Primarily in
                       Stocks and Fixed Income Securities.

        Strategic Growth Portfolio Investing Primarily in Growth Stocks

-------------------------------------------------------------------------------
      This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the Prospectus for the Fund. It is incorporated by reference into the Prospectus. A copy of the Prospectus may be obtained by writing or calling the Fund at the address or telephone number above.
-------------------------------------------------------------------------------

The date of the Prospectus to which this Statement of Additional Information relates is May 1, 2006.

The date of this Statement of Additional Information is May 1, 2006.

                                TABLE OF CONTENTS

                                                                                                                          Page
                                                                                                                          ----
Business History................................................................................................           S-4
Investment Restrictions.........................................................................................           S-4
Secondary Investment Strategies.................................................................................           S-7
   World Growth Stock Portfolio.................................................................................           S-7
   International Equity Portfolio...............................................................................           S-7
   Money Market Portfolio.......................................................................................           S-8
   High Yield Portfolio.........................................................................................           S-9
   Small Company Portfolio......................................................................................           S-10
   Growth Portfolio.............................................................................................           S-11
   S&P 500 Index Portfolio......................................................................................           S-11
   Value Portfolio..............................................................................................           S-11
   Capital Growth Portfolio.....................................................................................           S-12
   Balanced Portfolio...........................................................................................           S-13
   Strategic Growth Portfolio...................................................................................           S-13
   Small-Cap Value Portfolio....................................................................................           S-14
   Mid-Cap Growth Portfolio.....................................................................................           S-14
   Mid-Cap Value Portfolio......................................................................................           S-14

Description of Certain Investments and Risk Considerations......................................................           S-14
   Bank Obligations.............................................................................................           S-14
   Repurchase Agreements........................................................................................           S-14
   Commercial Paper.............................................................................................           S-15
   Loan Participation and other Direct Indebtedness.............................................................           S-16
   Corporate Asset Backed Securities............................................................................           S-17
   Lending of Securities........................................................................................           S-18
   Forward Commitments..........................................................................................           S-18
   Forward Foreign Currency Exchange Contracts..................................................................           S-18
   Depository Receipts..........................................................................................           S-19
   Restricted and Illiquid Securities...........................................................................           S-20
   Securities and Index Options.................................................................................           S-20
   Futures Contracts and Related Options........................................................................           S-21
   Options on Foreign Currencies................................................................................           S-23
   Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.......................           S-24
   High Yield Bonds.............................................................................................           S-24
   Description of Investment Ratings............................................................................           S-24
   Governmental Securities......................................................................................           S-25
   Variable and Floating Rate Obligations.......................................................................           S-25
   Convertible Securities.......................................................................................           S-25
   Exchange-Traded Funds........................................................................................           S-25
   Foreign Securities...........................................................................................           S-25
   Foreign Currencies...........................................................................................           S-25
   U.S. Dollar Obligations of Foreign Branches of U.S. Banks....................................................           S-26
   Brady Bonds..................................................................................................           S-26
   Emerging Market Securities...................................................................................           S-26
   Zero Coupon Bonds............................................................................................           S-26
   Stripped Mortgage-Backed Securities..........................................................................           S-27
   Warrants.....................................................................................................           S-27
   Dollar Roll Transactions.....................................................................................           S-27
   Swap Transactions............................................................................................           S-27
   Currency and Asset Swaps.....................................................................................           S-28
   Moody's Commercial Paper Ratings.............................................................................           S-28
   Standard & Poor's - Bond Ratings.............................................................................           S-28
   Standard & Poor's Commercial Paper Ratings...................................................................           S-29
   Fitch Ratings ...............................................................................................           S-29
Portfolio Turnover .............................................................................................           S-30
Disclosure of Portfolio Holdings................................................................................           S-30
Federal Tax Matters.............................................................................................           S-31
Certain Management Considerations...............................................................................           S-31
Investment Advisory and Other Services..........................................................................           S-31
   Investment Adviser and Sub-Advisers..........................................................................           S-31
   Portfolio Managers...........................................................................................           S-34
   Principal Underwriter........................................................................................           S-34


                                      S-2

   Independent Registered Public Accounting Firm................................................................           S-34
   Custodians...................................................................................................           S-34
   Payment of Expenses..........................................................................................           S-34
   Affiliates of the Fund, Investment Adviser, and Principal Underwriter........................................           S-34
Portfolio Transactions and Brokerage Allocations................................................................           S-34
Management of the Fund..........................................................................................           S-36
Capital Stock...................................................................................................           S-38
Control Persons and Principal Holders of Securities ............................................................           S-39
Offering and Redemption of Shares...............................................................................           S-39
Determination of Net Asset Value................................................................................           S-40
Additional Information..........................................................................................           S-41
   Reports......................................................................................................           S-41
   Name and Service Mark........................................................................................           S-41
Financial Statements............................................................................................           S-41
Proxy Voting Policies and Procedures............................................................................      Exhibit A

                                BUSINESS HISTORY

      Jefferson Pilot Variable Fund, Inc., (the "Fund") is an open-end, diversified management investment company established by Jefferson Pilot Financial Insurance Company ("Jefferson Pilot Financial"), to provide for the investment of assets of separate accounts established by Jefferson Pilot Financial, Jefferson-Pilot Life Insurance Company ("Jefferson Pilot") or their affiliated insurance companies. Jefferson Pilot Financial was purchased by Jefferson-Pilot Corporation, a North Carolina corporation, as of April 30, 1997. As of April 3, 2006, Jefferson-Pilot Corporation merged with Lincoln JP Holdings, L.P., which is wholly-owned by Lincoln National Corporation. Such assets are acquired by the separate accounts pursuant to the sale of flexible premium variable life insurance policies and variable annuities (the "Policies"). The Fund has no business history prior to being incorporated in Maryland on October 19, 1984. In the future, the Fund may sell its shares to other separate accounts funding variable annuities and variable life insurance policies established by Jefferson Pilot Financial, its successors or assigns, and to other insurance companies with which Jefferson Pilot Financial is affiliated or unaffiliated, and may add or delete Portfolios.

                             INVESTMENT RESTRICTIONS

      The investment objectives of each Portfolio as described in the prospectus may be changed only with the approval of the stockholders of each Portfolio affected by the change. Each of the following investment restrictions are fundamental policies of the Money Market Portfolio and may not be changed without approval of a majority of the outstanding shares of the Money Market Portfolio. Investment restrictions 2, 3, 5, 6, 8-10, 12 and 17 are fundamental policies for the Growth, Small-Cap Value, Mid-Cap Growth, Mid-Cap Value, and S&P 500 Index Portfolios. Investment restrictions 2, 3, 5, 6, 8-12 and 17 are fundamental policies for the Value, World Growth Stock, High Yield Bond, Small Company, Capital Growth, Strategic Growth and Balanced Portfolios. Investment restrictions 2, 3, 5, 8-10, 12 and 17 are fundamental restrictions of the International Equity Portfolio. Each restriction, whether or not fundamental, applies to each Portfolio of the Fund, unless otherwise indicated. A change in policy affecting only one Portfolio may be effected with the approval of a majority of the outstanding shares of that Portfolio only. Investment policies deemed not fundamental may be changed by the Fund's Board of Directors without the approval of the stockholders of the Portfolio affected by the change. (As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding voting shares" means the lesser of (1) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (2) more than 50% of the outstanding shares.) A Portfolio will not:

1. Invest more than 10%, or in the case of Strategic Growth Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, High Yield Bond Portfolio, Capital Growth Portfolio, Balanced Portfolio and the Growth Portfolio 15%, of the value of the total assets of the Portfolio in securities, or 5%, except with respect to Strategic Growth Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, International Equity Portfolio and the Growth Portfolio, of the value of the total assets of the Portfolio in equity securities, which are not readily marketable, such as repurchase agreements having a maturity of more than seven days, restricted securities, and securities that are secured by interests in real estate.

2. Invest in real estate, although it may buy securities of companies which deal in real estate and securities which are secured by interests in real estate, including interests in real estate investment trusts.

3. Invest in commodities or commodity contracts, except that the Value Portfolio, International Equity Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, High Yield Bond Portfolio, the Growth Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Small Company Portfolio and the Strategic Growth Portfolio may each enter into financial futures contracts and options thereon that are listed on a national securities or commodities exchange and the S&P 500 Index Portfolio may invest in stock index futures and options on stock index futures and Global Hard Assets may enter into financial and commodity futures, forward and options contract thereon, if, immediately thereafter for that Portfolio: (a) the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established plus the sum of the premiums paid for all unexpired options on futures contracts would not exceed 5% of the value of a Portfolio's total assets and (b) a segregated account consisting of cash or liquid high-grade debt securities or liquid equity securities in an amount equal to the total market value of any futures contracts purchased by a Portfolio, less the amount of any initial margin, is established by that Portfolio. In the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit. Except the Growth Portfolio may engage in futures or options transactions which are permissible pursuant to Rule 4.5 under the Commodity Exchange Act, provided, however, that the Portfolio may use futures and options on futures (within the meaning of the Commodity Exchange Act), provided that the initial margin and premiums required to establish such positions, less the amount by which such options positions are in the money (within the meaning of the Commodity
      Exchange Act), do not exceed 5% of the Portfolio's net assets. In addition, (i) the aggregate value of securities underlying call options on securities written by the Growth Portfolio or obligations underlying put options on securities written by the Portfolio determined as of the date the options are written will not exceed

      50% of the Portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the Portfolio and which are being held will not exceed 20% of the Portfolio's net assets; (iii) the Portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and
      (iv) the aggregate margin deposits required on all futures and options on futures transactions being held will not exceed 5% of the Portfolio's total assets.

4. Invest in securities of other investment companies, except by purchases in the open market involving only customary broker's commissions or as part of a merger, consolidation, or acquisition, subject to limitations in the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, and except that the Strategic Growth Portfolio may invest in the T. Rowe
      Price Reserve Investment Funds, Inc. pursuant to an order issued by the Securities and Exchange Commission to T. Rowe Price providing an exemption from sections 12, 17 and Rule 2a-7 of the 1940 Act.

5. Make loans, except by the purchase of bonds or other debt obligations customarily distributed privately to institutional investors and except that the Fund may buy repurchase agreements and provided that the Fund (except the Money Market Portfolio) may lend its portfolio securities to brokers, dealers and financial institutions in amounts not to exceed (in the aggregate) 33 1/3% of its total assets (taken at market value), and further provided that the International Equity Portfolio and the High Yield Bond Portfolio may make loans if as a result less than 33 1/3 of the Portfolio's assets would be lent to other persons.

6. Except with respect to the International Equity Portfolio, make an investment unless, when considering all its other investments, 75% of the value of the Portfolio's assets would consist of cash, cash items, U.S. Government securities, securities of other investment companies, and other securities. For this restriction, "other securities" are limited, for each issuer, to not more than 5% of the value of the Portfolio's assets and to not more than 10% of the issuer's outstanding voting securities.

      As a matter of operating policy, the Fund, except the International Equity Portfolio, considers bank obligations as "other securities" and will invest no more than 5% of a Portfolio's total assets in the obligations of any one issuer and will own no more than 10% of the outstanding voting securities of such issuer. Pursuant to this operating policy, the Fund will not consider repurchase agreements to be subject to this 5% limitation if the collateral underlying the repurchase agreements are exclusively U.S. Government Obligations.

7. Except with respect to the International Equity Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, S&P 500 Index Portfolio, Value Portfolio, Capital Growth Portfolio, Balanced Portfolio, Strategic Growth Portfolio, Small Company Portfolio and High Yield Bond Portfolio invest more than 5% of the value of the total assets of the Portfolio in securities of companies having a record of less than three years' continuous operations, including predecessors and unconditional guarantors.

8. Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933.

9. Except with respect to the Strategic Growth Portfolio, borrow money, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, any Portfolio may borrow from banks up to 5% of its assets taken at cost, provided in each case that the total borrowings have an asset coverage, of at least 300%. The Strategic Growth Portfolio, High Yield Bond Portfolio, S&P 500 Index Portfolio and Growth Portfolio may not borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes. This restriction will not prevent the Growth Portfolio, International Equity Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, High Yield Bond Portfolio, Value Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the S&P 500 Index Portfolio, the Small Company Portfolio or Strategic Growth Portfolio from entering into futures contracts as set forth above in restriction 3.

10. Issue securities senior to its common stock except to the extent set out in paragraph 9 above. For purposes hereof, writing covered call options, and as regards the Strategic Growth Portfolio, put options, and entering into futures contracts, to the extent permitted by restrictions 3 and 13 shall not involve the issuance of senior securities.

11.   Sell securities short.

12. Buy securities on margin, except that (1) it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and (2) the Value Portfolio, the Capital Growth Portfolio, the S&P 500 Index Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, the Balanced Portfolio, Growth Portfolio, Small Company Portfolio and the Strategic Growth Portfolio may make margin deposits in connection with futures contracts and options transactions to the extent permitted by restrictions 3 and 13.

13. Except for the Growth Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Value Portfolio, S&P 500 Index Portfolio, High Yield Bond Portfolio, International Equity Portfolio, Balanced Portfolio, Capital Growth Portfolio, Small Company Portfolio and Strategic Growth Portfolio invest in or write puts, calls, straddles, or spreads (except that the Small Company Portfolio may not write puts). However, this restriction shall not prohibit the Portfolios (other than the Money Market Portfolio) from writing or selling covered call options or purchasing call options in order to close transactions. Nor shall this restriction prohibit the Strategic Growth or Capital Growth Portfolio from writing or selling covered call and put options or purchasing call or put options. (In addition, as a matter of operating policy, no Portfolio may write covered call options if, as a result, a Portfolio's securities covering all call options written or subject to put or call options would exceed 25% of the value of the Portfolio's total assets.) Provided that the International
      Equity Portfolio and the High Yield Bond Portfolio may write covered calls or put options with respect to 25% of their assets at any time and may invest more that 25% of the value of their net assets at any time in purchased puts, calls, spreads or straddles, or any combination thereof other than protective put options. The aggregate value or premiums paid on all options held by either the International Equity Portfolio or the High Yield Bond Portfolio may not exceed 20% of the Portfolio's total net assets.

14. Except for the Value Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio, the S&P 500 Index Portfolio, and the Growth Portfolio, enter into a repurchase agreement with Jefferson Pilot Financial Insurance Company ("JPF"); The Chubb Corporation; or a subsidiary of either of such corporations.

15. Except for the Strategic Growth Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, the S&P 500 Index Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio and the Growth Portfolio, participate on a joint or joint and several basis in any trading account in securities. Transactions for the Portfolios and any other accounts under common management may be combined or allocated between the Portfolios and such other accounts.

16. Except for the Value Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio and the Growth Portfolio, invest in companies for the purpose of exercising control of management.

17. Invest more than 25% of the value of the total assets of the Portfolio in securities of any one industry, provided that there is no limitation on the S&P 500 Index Portfolio with respect to investments in any industry which the S&P 500 Index becomes concentrated to approximately the same degree during the same period. Banks are not considered a single industry for purposes of this restriction. (As a matter of operating policy, only the Money Market Portfolio may utilize this exception.) Nor shall this restriction apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

18. Invest in interests, other than debentures or equity stock interests, in oil and gas or other mineral exploration or development programs.

19. Except for the Growth, Strategic Growth, Mid-Cap Growth, Capital Growth, Mid-Cap Value, S&P 500 Index, Small-Cap Value, Value, International Equity, Balanced, and High Yield Bond Portfolios, invest more than 5% of the total value of the assets of the Portfolio in warrants, whether or not the warrants are listed on the New York or American Stock Exchanges, or more than 2% of the value of the assets of the Portfolio in warrants which are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

20. Invest more than 15% of the value of the assets of the Portfolios (except the Strategic Growth Portfolio, International Equity Portfolio, Growth Portfolio, and High Yield Bond Portfolio) in securities of foreign issuers that are not listed on a recognized U.S. or foreign securities exchange, or quoted on an inter-dealer quotation system. Provided, however that the International Equity Portfolio may not invest in foreign issuers unless, after such investment, issuers in at least three different countries are represented in the Portfolio's holdings. The International Equity Portfolio will not invest more than 50% of total assets in any country excluding Germany, the United Kingdom, Japan, the United States, France, Canada, and Australia. The International Equity Portfolio will not invest more than 25% of total assets in any country identified as "developing" or "emerging" by the World Bank or International Finance Corporation.

                         SECONDARY INVESTMENT STRATEGIES

      All Portfolios (except the International Equity Portfolio) will be diversified as defined under the Investment Company Act of 1940. Please see the prospectus to learn about the principal investment strategies for each Portfolio.

World Growth Stock Portfolio

      The Portfolio seeks investment opportunities in all types of securities issued by companies or governments of any nation. Investments are usually made in common stocks, but may also include preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount; all of these debt securities will have credit ratings in the four highest rating categories of Standard & Poor's Rating Service Corporation ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") or other nationally recognized statistical rating organizations ("NRSROs") or, if not rated, will be of comparable quality to obligations so rated in the judgment of Templeton. Securities rated BBB or Baa by Standard & Poor's or Moody's are considered investment grade obligations and are regarded as having adequate capacity to pay interest and repay principal, although adverse economic conditions or changing circumstances are more likely to lead to a weakening of such capacity than for higher grade bonds. Such securities may be considered to have speculative characteristics. In the event that the ratings of securities held by the Portfolio fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of the Sub-Adviser, such investment is considered appropriate under the circumstances.

      Notwithstanding the investment objective of long-term capital growth, the Portfolio may on occasion, for defensive purposes and without limitation as to amount, invest in debt obligations of the U.S. Government, its agencies or instrumentalities for the purpose of earning income; hold cash and time deposits with banks in the U.S. or Canadian currencies or currencies of other nations; acquire repurchase agreements with respect to U.S. or Canadian government obligations; or invest in high grade commercial paper. The Portfolio may also invest in warrants, which are rights to buy certain securities at set prices during specified time periods.

      The Portfolio will generally be composed of investments from among many different industries. Although management may invest up to 25% of the Portfolio's assets in a single industry, it has no present intention of doing so.

International Equity Portfolio

      The equity and equity-related securities in which the International Equity Portfolio will invest are common stock, preferred stock, convertible debt obligations, convertible preferred stock and warrants or other rights to acquire stock that the Sub-Adviser believes offer the potential for long-term capital appreciation. The Portfolio may also invest in securities of foreign issuers in the form of sponsored and unsponsored ADRs, EDRs, GDRs, or other similar instruments representing securities of foreign issuers.

      The Portfolio will invest in a minimum of three different countries at all times. The Portfolio will not invest more than 50% of total assets in any country excluding Germany, the United Kingdom, Japan, the US, France, Canada, and Australia. The Portfolio will not invest more than 25% of total assets in any country identified as "developing" or "emerging" by the World Bank or International Finance Corporation.

      The Portfolio may purchase and sell foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency. The Portfolio will not purchase and sell foreign currencies for speculative purposes. The Portfolio may enter into forward foreign currency contracts and foreign currency futures contracts for hedging purposes only. This includes entering into forward currency contracts and foreign currency futures contracts as an anticipatory hedge.

      The Portfolio's investments may include U.S. Government securities, restricted securities, mortgage-backed obligations, repurchase agreements, debt obligations of corporate and asset-backed issuers, debt obligations of foreign governments and their respective agencies, instrumentalities, political subdivisions and authorities and debt obligations issued or guaranteed by international or supranational entities that, in the opinion of the Sub-Adviser, offer the potential to enhance total return. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates. Under normal circumstances, the Portfolio will not invest more than 35% of its total assets in such debt obligations. The debt obligations in which the Portfolio may invest will be rated BBB or higher by S&P or Baa or higher by Moody's or if unrated, determined by the Sub-Adviser to be of comparable credit quality. The Portfolio will limit its investment in corporate debt obligations to less than 35% of its total assets. See "Description of Investment Ratings" for a description of the ratings assigned by Standard & Poor's and Moody's.

      The Portfolio may invest cash, held to meet redemption requests and expenses, in obligations of the United States and of foreign governments (including their political subdivisions), commercial paper, bankers' acceptances, certificates of deposit and other short-term evidences of indebtedness. The Portfolio will only purchase commercial paper if it is rated Prime 1 or Prime 2 by Moody's or A-1 or A-2 by Standard & Poor's. The Portfolio may also invest cash held for such purposes in short-term, high grade foreign debt securities. The Portfolio may also invest cash temporarily in short-term debt instruments to maintain liquidity or pending other investment.

      Notwithstanding the Portfolio's investment objective of long-term capital appreciation through investments in equity and equity-related securities of non-U.S. issuers or of companies whose securities are principally traded outside the United States, the Portfolio may on occasion, for temporary defensive purposes to preserve capital, hold part or all of its assets in cash, money market instruments, non-convertible preferred stocks, or, subject to certain tax restrictions, foreign currencies. The Portfolio may assume a temporary defensive posture only when political and economic factors affect foreign equity markets to such an extent that the Sub-Adviser believes there to be extraordinary risk in being substantially invested in such markets.

Money Market Portfolio

      The Portfolio invests in (1) obligations whose timely payment of principal and interest is backed by the full faith and credit of the U.S. Government or that of its agencies or instrumentalities ("U.S. Government Obligations") or which are secured or collateralized by such obligations, (2) short-term obligations of U.S. banks which are members of the Federal Deposit Insurance Corporation ("FDIC"), (3) U.S. dollar obligations of foreign branches of U.S. banks, or (4) instruments fully secured or collateralized by such bank obligations (5) U.S. dollar-denominated securities of foreign issuers, including foreign companies, foreign governments and sovereign entities (such as government agencies), foreign banks and U.S. branches of foreign banks. Some of the obligations which the Portfolio buys are insured by the FDIC up to $100,000. The Portfolio may also invest in commercial paper, and may buy corporate or other notes if such notes are guaranteed as to the payment of principal and interest by U.S. banks' letters of credit or collateralized by U.S. Government Obligations.

      The Portfolio will invest only in securities which present minimal credit risk and (1) which have been rated or whose issuer has received a rating at the time of acquisition in one of the two highest rating categories for short-term debt obligations by any two Nationally Recognized Securities Rating Organization ("NRSROs"), or by one NRSRO if it is the only NRSRO to have issued a rating, ("Requisite NRSROs") or (2) which are unrated securities of comparable quality. The Portfolio will invest no more than 5% of the value of its total assets, at time of acquisition, in the securities of any one issuer, other than U.S. Government Obligations, except that the Portfolio may invest more than 5% of its total assets in securities of a single issuer rated in the highest rating category by the Requisite NRSROs for up to three business days after purchase. The Portfolio will also invest no more than 5% of its total assets, at time of acquisition, in securities rated in the second highest rating category by the Requisite NRSROs, with investment in any one issuer limited to no more than the greater of 1% of the Portfolio's total assets or $1,000,000.

      The Portfolio may enter into repurchase agreements whereby it purchases securities, subject to agreement by the other party to repurchase the obligations at a specified price and date. Repurchase agreements may involve certain additional risks.

      The principal risk factors associated with investment in the Money Market Portfolio are the risk of fluctuations in short-term interest rates and the risk of default among one or more issuers of securities which comprise the Portfolio's assets. Compared with the other available Portfolios, the Money Market Portfolio could be considered the least risky of all the Fund's Portfolios.

High Yield Bond Portfolio

      The debt securities in which the High Yield Bond Portfolio may invest include bonds, debentures, notes, equipment lease certificates, equipment trust certificates (including interests in trusts or other entities representing such obligations), conditional sales contracts, commercial paper and U.S. Government Securities, mortgage-backed securities including CMOs, stripped mortgage-backed securities, asset-backed bonds, collateralized bond or loan obligations, bonds on which interest is payable in kind, deferred interest bonds and zero coupon bonds. The Fund may also invest in parallel pay CMOs and PAC Bonds. The High Yield Bond Portfolio also may invest in common stocks, warrants, loan participation, assignments, securities sold through private placements and ADRs, EDRs and GDRs. The Sub-Adviser believes that these investments will increase the Fund's diversification and enhance return, but also involve certain risks, described below.


      The High Yield Bond Portfolio may also invest in other instruments or utilize investment techniques that involve special risks. These include: emerging market securities, Brady Bonds, interest rate swaps, currency swaps, other types of available swap agreements, covered mortgage dollar roll transactions, options on securities and securities indices, forward foreign currency exchange contracts, options on foreign currency, futures contracts and options thereon, repurchase agreements, borrowing from a bank and lending portfolio securities.


      The Portfolio may invest in futures contracts for hedging purposes only. The Portfolio has adopted the additional restriction that it will not enter into a futures contract if, immediately thereafter, the value of securities and other obligations underlying all such futures contracts would exceed 50% of the value of the Portfolio's total assets.

      When and if available, fixed-income securities may be purchased at a discount from face value. However, the Portfolio does not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive. From time to time the Portfolio may purchase securities not paying interest at the time acquired if, in the opinion of the Sub-Adviser, such securities have the potential for future income or capital appreciation.

      Securities offering the high current income sought by the High Yield Bond Portfolio are ordinarily in the lower rating categories of recognized rating agencies (that is, ratings of Baa or lower by Moody's or BBB by Standard & Poor's) or are unrated and generally involve greater volatility of price and risk of principal and income than securities in the higher rating categories. The Portfolio may invest in securities rated Baa by Moody's or BBB by Standard & Poor's as well as securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's. No minimum rating standard is required by the Portfolio.

      While the Sub-Adviser may refer to ratings issued by established credit rating agencies, it is not the Portfolio's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with MFS's own independent ongoing review of the credit quality. The Portfolio's achievement of its investment objective may be more dependent on the Sub-Adviser's own credit analysis than in the case of an investment company primarily investing in higher quality fixed-income securities. Since shares of the Portfolio represent an investment in securities with fluctuating market prices, the value of shares of the Portfolio will vary as the aggregate value of the portfolio securities of the Portfolio increases or decreases. However, changes in the value of securities subsequent to their acquisition will not affect cash income or yield to maturity to the Portfolio.

      The Portfolio seeks to maximize the return on its portfolio by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. This may result in increases or decreases in the holding by the Fund of debt securities which sell at moderate to substantial premiums or discounts from face value. Moreover, if the Sub-Adviser's expectations of changes in interest rates or its evaluation of the normal yield relationship between two securities proves to be incorrect, the income, net asset value and potential capital gain of the Portfolio may be decreased or its potential capital loss may be increased.

      The High Yield securities in which the High Yield Bond Portfolio may invest may be rated below investment grade by Standard & Poor's or by Moody's (i.e., bonds rated BB or below by Standard & Poor's or Ba or below by Moody's) or be unrated. The High Yield Bond Portfolio may invest 100% of its net assets in lower rated corporate debt obligations. Securities rated BB or below by Standard & Poor's or Ba or below by Moody's (or comparable unrated securities), commonly known as "high yield, high risk," are considered, on balance, speculative with respect to capacity to pay interest, dividends and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. As a result, investment in such securities will entail greater speculative risks than those associated with investment-grade securities (i.e., bonds rated BBB or higher by Standard & Poor's or Baa or higher by Moody's). The Securities and Exchange Commission takes the position that securities rated BB or below by Standard and Poor's or Ba or below by Moody's (or comparable unrated securities) may be classified as "junk" or "junk bonds." No minimum rating standard is required for a purchase of securities by the High Yield Bond, Value or Growth Portfolios.

      An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a Portfolio's net asset value to the extent it invests in such securities. In addition, a Portfolio may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings The secondary market for high yield, high risk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield, high risk bond securities could contract further, independent of any specified adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Portfolio's net asset value.

      Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those for higher-rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

      Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisitions will not affect cash income from such securities but will be reflected in a Portfolio's net asset value.

      Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Sub-Advisers will attempt to reduce these risks through diversification of these Portfolios' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.

Small Company Portfolio

      The Small Company Portfolio may invest up to 20% of its gross assets in debt securities, including U.S. Government Obligations and corporate debt securities. No more than 5% of the Portfolio's gross assets may be invested in debt securities which are not investment grade quality. Non-investment grade debt securities may be considered to have speculative characteristics. In the event that the rating of an investment grade debt security held by the Portfolio falls below investment grade, the Portfolio may continue to hold such security if, in the opinion of the Sub-Investment Manager, such investment is considered appropriate under the circumstances and is consistent with the Portfolio's investment objective and policies.

      The Small Company Portfolio intends to be substantially fully invested at all times. If suitable investments are not immediately available, the Portfolio may hold a portion of its assets in short-term investments such as commercial paper, cash and cash equivalents, certificates of deposit, bankers' acceptances, and other money market instruments. Short-term investments will not normally represent more than 10% of the Portfolio's gross assets. For temporary defensive purposes, however, the Portfolio may invest up to 100% of its gross assets in such short-term investments. The Portfolio will assume a defensive posture only when political and economic factors affect common stock markets to such an extent that the Sub-Adviser believes there to be extraordinary risks in being substantially invested in common stocks.

      The Small Company Portfolio will invest primarily in U.S. companies, but may, when deemed appropriate by the Sub-Investment Manager, invest in and hold up to 25% of the Portfolio's gross assets in foreign securities, including both direct investments and investments made through depository receipts. It is anticipated that the Portfolio's investments in foreign securities will consist primarily of equity securities of companies organized outside the U.S., though they may also include debt obligations of foreign companies and governments. See "Foreign Securities" and "Depository Receipts" for the special risks associated with foreign investments.

      The Small Company Portfolio may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. The Portfolio may also write covered call options and purchase call and put options on securities and stock indices. The Portfolio may also purchase or write financial futures contracts and options thereon, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts.

      Issuers of small company securities tend to be companies which are smaller or newer than those listed on the New York or American Stock Exchanges and are traded primarily in the over-the-counter market (though they may be listed for trading on the New York or American Stock Exchange). Because issuers of small company securities tend to be smaller or less well established companies, they may have limited product lines, market share or financial resources. While small-cap company securities may offer a greater capital appreciation potential than investments in mid- or large-cap company securities, they may also present greater risks. Small-cap company securities tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid- to large-cap company securities and, as a result, they may experience more abrupt and erratic price movements.

Growth Portfolio

      The Portfolio invests primarily in equity securities that Strong Capital Management, Inc. ("Strong"), the Growth Portfolio's Sub-Adviser, believes have above-average growth prospects. Under normal market conditions, the Portfolio will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Growth Portfolio is clearly on equity securities, the Growth Portfolio may invest a limited portion of its assets in debt obligations when the Portfolio's Sub-Adviser perceives that they are more attractive than stocks on a long-term basis. When the Sub-Adviser determines that market conditions warrant a temporary defensive position, the Growth Portfolio may invest without limitation in cash and short-term fixed-income securities.

      The Growth Portfolio may invest up to 35% of its total assets in debt obligations that are considered investment grade or, if not rated, of equivalent investment quality as determined by Strong, including intermediate to long-term corporate, U.S. Government or agency debt securities, bank obligations or commercial paper. When Strong determines that market conditions warrant a temporary defensive position, the Growth Portfolio may invest without limitations in cash and short-term fixed income securities. Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment grade debt obligations (debt securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's).

      The Growth Portfolio may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depository receipts. See "Foreign Securities" and "Depository Receipts" for the special risks associated with foreign investments.

       The Portfolio may write put and call options. This means that the Portfolio sells an option to another party to either sell a stock to (put) or buy a stock from (call) the Portfolio at a predetermined price in the future. When the Portfolio writes put or call options it will receive fees or premiums but is exposed to losses due to changes in the value of the stock that the put or call is written against. Writing options can serve as a limited or partial hedge against adverse market movements. This is because declines in the value of the hedged stock will be offset by the premium received for writing the option. Whether or not this hedging strategy is successful depends on a variety of factors, particularly the ability of the portfolio manager to predict movements of the price of the hedged stock. The portfolio manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the Portfolio.


      The Portfolio may purchase obligations on a when-issued or forward commitment basis, enter into repurchase, reverse repurchase and mortgage dollar roll agreements, swap agreements, foreign currency transactions, loan its portfolio securities, purchase restricted securities, forward foreign currency contracts, options and futures contracts and borrow from banks. The Portfolio may purchase zero coupon bonds, mortgage and other asset backed securities, bonds with interests payable in kind, foreign government securities and the securities of unsecured issuers. The Portfolio may also purchase the securities of other investment companies and small capitalization companies. The Growth Portfolio may invest up to 15% of its assets in illiquid securities.

S&P Index 500 Portfolio

      Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

      The S&P 500 Index Portfolio seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the Portfolio's Sub-Adviser, Mellon Capital Management Corporation (Mellon Capital), attempts to buy and sell all of the index's securities in the same proportion as they are reflected in the S&P 500 Index, although the Portfolio reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Mellon Capital does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. Mellon Capital makes no attempt to apply economic, financial or market analysis when managing the Portfolio. Including a security among the Portfolio's holdings implies no opinion as to its attractiveness as an investment.

       The S&P 500 Index Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver
(and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidiation of an unfavorable position.

      The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Product or any member of the public regarding the advisability of investing in securities generally or in the Product particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Licensee or the Product. S&P has no obligation to take the needs of the Licensee or the owners of the Product into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the timing of the issuance or sale of the Product or in the determination or calculation of the equation by which the Product is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product.

      S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Value Portfolio

      The Value Portfolio invests at least 80% of its assets in common stocks and other equity securities such as preferred stocks and securities convertible into common stock that are either listed on the New York Stock Exchange, traded over-the-counter or, to a lesser extent, listed on other national securities exchanges. Securities are selected principally for potential capital appreciation, based upon such criteria as relatively low price to earnings ratio and relatively low price to book value ratio, as compared to such ratios for the market in general and, secondarily, for current income and increasing future dividends.

      The Value Portfolio may also invest without limit for temporary or defensive purposes in high-grade debt securities and money market securities, including U.S. Government Obligations, commercial paper and bank obligations, and repurchase agreements.

      The Value Portfolio will invest primarily in U.S. companies, but may, when deemed appropriate by Credit Suisse, invest in and hold up to 20% of the Portfolio's total assets in foreign securities, which are either traded in the U.S. or securities of foreign issuers purchased directly in foreign markets or foreign securities represented by Depository Receipts. The Portfolio's investments in foreign securities will primarily be in equity securities of companies organized outside the U.S., but may also include debt obligations of foreign companies and governments.

      The Value Portfolio may write covered call options or purchase put and call options with respect to certain of its portfolio securities or purchase stock index options for hedging purposes or to enhance income. The Value Portfolio may also purchase or write futures contracts, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts.

      The prices of the securities purchased for the Value Portfolio will tend to fluctuate more than the prices of securities purchased for the Bond Portfolio or the Money Market Portfolio. As a result, the net asset value of the Value Portfolio may experience greater short-term and long-term variations than Portfolios that invest primarily in fixed income securities.

Capital Growth Portfolio

      Although the Portfolio expects that under normal conditions its assets will be primarily invested in common stocks, to the extent that it is not so invested, the Capital Growth Portfolio may also invest in other securities, including: U.S. Government Obligations, corporate bonds and debentures, high grade commercial paper, preferred stocks, convertible securities, warrants or other securities of U.S. issuers when the Sub-Adviser perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on its idle cash. The Portfolio's cash position may increase when the Sub-Adviser is unable to locate investment opportunities that it believes have desirable risk/reward characteristics. Investments in debt securities will be limited to securities of U.S. companies, the U.S. Government and foreign governments and foreign governmental entities. Foreign governmental entities include supranational organizations, such as the European Economic Community and the World Bank, that are chartered to promote economic development and are supported by various governments and governmental entities. All debt securities in which the Portfolio invests, except as noted below, will have credit ratings in the four highest rating categories of Standard & Poor's or Moody's or other NRSROs or, if not rated, will be of comparable quality to obligations so rated in the judgment of the Sub-Investment Manager. The Capital Growth Portfolio may invest up to 5% of its assets in bonds that are below investment grade (bonds rated Ba or lower by Moody's or BB or lower by Standard & Poor's) and unrated securities of comparable quality as determined by the Sub-Investment Manager.

      Investments may also be made in foreign equity securities and in Depository Receipts. The Portfolio will not invest more than 25% of its assets in foreign securities denominated in foreign currencies and not publicly traded in the U.S. Additionally, in order to manage exchange rate risks, the Portfolio may enter into foreign currency exchange contracts (agreements to exchange one currency for another at a future date).

      The Portfolio may purchase and sell futures contracts and may write covered call options and purchase call and put options as described in this Statement of Additional Information.

      The Portfolio expects that its securities will primarily be traded on U.S. and foreign securities exchanges and established over-the-counter markets.

      The foreign securities and ADRs, EDRs and GDRs in which the Portfolio may invest involve special considerations and risks. Investing in foreign currency exchange contracts involves certain risks since shifting the Portfolio's currency exposure from one currency to another removes the Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses if the Sub-Adviser's projection of future exchange rates is inaccurate.

Balanced Portfolio

      The Balanced Portfolio may invest in any type or class of security. Normally, the Balanced Portfolio will invest in common stocks and fixed income securities; however, it may also invest in warrants and in securities convertible into common stocks. At least 25% of the value of its assets will be invested in fixed income securities including short-term securities. The Portfolio may purchase and sell futures contracts and may write covered call options and purchase call and put options as described in this Statement of Additional Information. The Portfolio may also invest in zero coupon debt obligations. In order to provide additional diversification the Portfolio may invest in equity and debt securities of foreign issuers (and in Depository Receipts) limited to 15% of the Portfolio's total assets.

      In an effort to protect its assets against major market declines, or for other temporary defensive purposes, the Balanced Portfolio may actively pursue a policy of retaining cash or investing part or all of its assets in cash equivalents, such as U.S. Government Obligations, high grade commercial paper and U.S. dollar obligations of foreign branches of U.S. banks. The Portfolio's cash position may increase when Wellington Management is unable to locate investment opportunities that it believes have desirable risk/reward characteristics.

      The prices of equity securities in which the Balanced Portfolio invests will fluctuate day to day and, as a result, the value of an investment in the Balanced Portfolio will vary based upon such market conditions. The value of the Balanced Portfolio's investment in fixed income securities will vary depending on various factors including prevailing interest rates. Fixed income securities are also subject to the ability of the issuer to make payments of principal and interest when due. Investment in foreign securities and ADRs involve special considerations and risks.

Strategic Growth Portfolio (formerly, Emerging Growth Portfolio)

      While the Portfolio will invest primarily in common stocks, the Portfolio may also invest in foreign stocks, futures and options, in keeping with its investment objective.

      The Portfolio may also enter into forward foreign currency exchange contracts for the purchase or sale of foreign currency for hedging purposes and non-hedging purposes, including transactions entered into for the purpose of profiting from anticipated changes in foreign currency exchange rates, as well as options on foreign currencies. The Portfolio may also hold foreign currency. The Portfolio may invest up to 25% of its total assets in foreign securities which may be traded on foreign exchanges. The Portfolio may hold cash equivalents including shares of the T. Rowe Price Reserve Investment Funds, Inc. or other forms of debt securities as a reserve for future purchases of common stock or to meet liquidity needs. The Portfolio may also invest in emerging market securities.

      The Portfolio may invest up to 5% of its assets in below investment grade fixed income securities or comparable unrated securities. Investments in below investment grade fixed income securities, while offering generally high current income and generally providing greater income and opportunity for gain than investments in higher rated securities, usually entail greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities), and involve greater volatility of price (especially during periods of economic uncertainty or change) than investments in higher rated securities and because yields may vary over time, no specified level of income can ever be assured.

      The Portfolio may also invest in fixed income securities rated Baa (Moody's) or BBB (S&P), or better, and comparable unrated securities. Securities rated Baa or BBB, while normally exhibiting adequate protection parameters, may have speculative characteristics and changes in economic conditions and other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher rated securities.

      The Portfolio may invest in corporate asset-backed securities. The Portfolio may write covered call and put options and purchase call and put options on securities and stock indices in an effort to increase current income and for hedging purposes. The Portfolio may also purchase and sell stock index futures contracts and may write and purchase options thereon for hedging purposes and for non-hedging purposes, subject to applicable law. In addition, the Portfolio may purchase portfolio securities on a "when-issued" or on a "forward delivery" basis. The Portfolio may also invest a portion of its assets in "loan participations".

      While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever T. Rowe Price, the Sub-Investment Manager, is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Subject to tax requirements, portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss.

      During periods of unusual market conditions when T. Rowe Price believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of the Portfolio may be invested in cash or cash equivalents including, but not limited to, shares of the T. Rowe Price Reserve Investment Funds, Inc. obligations of banks (including certificates of deposit, bankers' acceptances and repurchases agreements) with assets of $1 billion or more, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. U.S. Government securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Small-Cap Value Portfolio

The Small-Cap Value intends to be substantially fully invested at all times. If suitable investments are not immediately available, the Portfolio may hold a portion of its assets in short-term investments such as commercial paper, cash and cash equivalents, certificates of deposit, bankers' acceptances, and other money market instruments. Short-term investments will not normally represent more than 10% of the Portfolio's gross assets. For temporary defensive purposes, however, the Portfolio may invest up to 100% of its gross assets in such short-term investments. The Portfolio will assume a defensive posture only when political and economic factors affect common stock markets to such an extent that the Sub-Adviser believes there to be extraordinary risks in being substantially invested in common stocks.

The Small-Cap Value Portfolio will invest primarily in U.S. companies, but may, when deemed appropriate by the Sub-Investment Manager, invest in and hold up to 25% of the Portfolio's gross assets in foreign securities, including both direct investments and investments made through depository receipts. It is anticipated that the Portfolio's investments in foreign securities will consist primarily of equity securities of companies organized outside the U.S., though they may also include debt obligations of foreign companies and governments. See "Foreign Securities" and "Depository Receipts" for the special risks associated with foreign investments.

The Small-Cap Value Portfolio may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. The Portfolio may also write covered call options and purchase call and put options on securities and stock indices. The Portfolio may also purchase or write financial futures contracts and options thereon, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts.

Investment in common stocks and other equity securities is particularly subject to the risk of changing economic, stock market, industry and company conditions that can adversely affect the value of the Portfolio's holdings.

In comparison to stocks of companies with larger capitalization's, stocks of small-cap companies may have:

         o more price volatility
         o greater spreads between their bid and ask prices
         o significantly lower trading volumes
         o cyclical, static or moderate growth prospects

Small-cap companies may be more vulnerable to adverse business or market developments than large-cap companies.

The principal risk of investing in value stocks is that they may never reach what the Subadviser believes is their full value or that they may even decline in value. In addition, different types of stocks tend to shift in and out of favor depending on market and economic conditions and therefore the Portfolio performance may be lower or higher than that of funds that invest in other types of equity securities (such as those emphasizing growth stocks).

Mid-Cap Growth Portfolio

The Midcap Growth Portfolio invests primarily (at least 80% of its net assets) in common stocks and other equity securities of U.S. companies with medium market capitalizations that Turner Investment Partners believes have strong earnings growth potential. The Fund invests in securities of companies that are diversified across economic sectors, and attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell Midcap Growth Index (the "Index"). Portfolio exposure is generally limited to 5% of assets in any single issuer, subject to exceptions for the most heavily weighted securities in the Index.

The Fund may buy and sell securities frequently as part of its investment strategy. This may result in higher transaction costs and additional tax liabilities. Turner believes active trading can help capitalize on market volatility to enhance a portfolio's returns.

Technical analysis is used to evaluate trends in trading volume and price patterns for individual stocks. This helps our investment team to identify attractive entry and exit points. For example, money flow (accumulation or distribution) may act as a leading or confirming indicator. Relative strength can provide an early alert and cause us to focus on fundamentals.

A stock becomes a sell candidate if deterioration is detected in the company's earnings growth prospects, or if there is a stock believed to have greater long-term appreciation potential. Primary sell indicators arise from application of the Subadviser's disciplined investment process. Portfolio manager/analysts review the three elements of our process to identify a deteriorating earnings situation. A poor ranking from Turner's proprietary model, concern about the fundamentals of a stock, a downward revision in earnings estimates from Wall Street analysts or company management, or a breakdown in the underlying money flow support for a stock can cause a stock to become a candidate for sale. In addition, application of Turner's portfolio construction parameters may position certain securities as candidates for sale. Turner generally attempts to trim positions to adhere to capitalization or capacity constraints, to maintain sector neutrality or to adjust stock position size relative to the target index.

Since it purchases equity securities, the fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that domestic medium capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies. Growth investing emphasizes stock price appreciation over current income from dividends. It is not expected that the Fund will own a substantial amount of securities that pay dividends. Investors in the Fund should not expect dividend income to offset any decline in the prices of portfolio securities.

Mid-Cap Value Portfolio

The Mid-Cap Value Portfolio invests primarily (at least 80% of its net assets) in common stocks and other equity securities of mid-cap companies. Mid-cap companies are defined for this purpose as companies with market capitalizations less than $20 billion at the time of purchase. While the Portfolio intends to focus on U.S. companies, the Portfolio may also invest up to 20% of its net assets in securities of foreign issuers.

The Portfolio's investment strategy favors equity securities of midsize companies that exhibit value characteristics. The portfolio manager focuses on companies that appear to be misunderstood or overlooked in the marketplace. The approach demands an emphasis on extensive research to identify stocks of companies whose fundamentals are not adequately reflected in their current market prices. Valuation techniques are a key component of the Portfolio's investment approach.

Midsize companies are generally established companies that may not be well-known "household" names. The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium capitalization stock prices may be more volatile than those of larger companies.

The Mid-Cap Value Portfolio may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. The Portfolio may also write covered call options and purchase call and put options on securities and stock indices. The Portfolio may also purchase or write financial futures contracts and options thereon, including stock index futures contracts. The Portfolio may also enter into closing transactions with respect to such options and futures contracts.

Since it purchases equity securities, the fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the prices of securities issued by such companies may decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the Fund is subject to the risk that domestic medium capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.

The Mid-Cap Value Portfolio intends to be substantially fully invested at all times. If suitable investments are not immediately available, the Portfolio may hold a portion of its assets in short-term investments such as commercial paper, cash and cash equivalents, certificates of deposit, bankers' acceptances, and other money market instruments. Short-term investments will not normally represent more than 10% of the Portfolio's gross assets. For temporary defensive purposes, however, the Portfolio may invest up to 100% of its gross assets in such short-term investments. The Portfolio will assume a defensive posture only when political and economic factors affect common stock markets to such an extent that the Sub-Adviser believes there to be extraordinary risks in being substantially invested in common stocks.

                       DESCRIPTION OF CERTAIN INVESTMENTS

      The following is a description of certain types of investments which may be made by the Portfolios and which may involve certain specific risks, discussed under "RISK CONSIDERATIONS" below:

Bank Obligations

      All of the Portfolios may acquire obligations of banks. These include certificates of deposit, which are normally limited to $100,000 per issuing bank, bankers' acceptances and time deposits. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. Bankers' acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). With a bankers' acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institution. None of the Portfolios will invest in time deposits maturing in more than seven days.

      The Money Market Portfolio will not invest in any security issued by a commercial bank unless the bank is organized and operating in the U.S. and is a member of the Federal Deposit Insurance Corporation. However, this limitation shall not prohibit investments in foreign branches of U.S. banks which otherwise meet the foregoing requirements.

Repurchase Agreements

      All of the Portfolios, may invest in repurchase agreements.

      All of the Portfolios may enter into repurchase agreements, whereby the Portfolio purchases securities (referred to as "underlying securities") from well-established securities dealers or banks, subject to agreement by the seller to repurchase the securities at a stated price on a specified date. The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The differences between the total amount to be received upon repurchase of the securities and the price which was paid by the Portfolio upon their acquisition is accrued as interest and is included in the Portfolio's net income declared as dividends. The underlying securities will consist of high-quality securities. With respect to the Money Market Portfolio, the underlying security must be either a U.S. Government Obligation or a security rated in the highest rating category by the Requisite NRSROs (as defined in the Prospectus) and must be determined to present minimal credit risk. The Fund has the right to sell securities subject to repurchase agreements but would be required to deliver identical securities upon maturity of the repurchase agreements unless the seller fails to pay the repurchase price. It is each Portfolio's intention not to sell securities subject to repurchase agreements prior to the agreement's maturity.

      Repurchase agreements involve certain risks not associated with direct investment in securities, including the risk that the original seller will default on its obligations to repurchase, as a result of bankruptcy or otherwise. If the seller defaults or becomes insolvent, a Portfolio could realize delays, costs or a loss in asserting its rights to the collateral in satisfaction of the seller's repurchase agreeement. To minimize this risk, a Portfolio will enter into repurchase agreements only if the repurchase agreement is structured in a manner reasonably designed to collateralize fully the value of a Portfolio's investment during the entire term of the agreement and in accordance with guidelines regarding the creditworthiness of the seller determined by the Board of Directors of the Fund. As a general matter, if the seller of the repurchase agreement is a bank it must have assets of at least $1,000,000,000; if the seller is a broker-dealer it must have a net worth of at least $25,000,000. The underlying securities, held as collateral, will be marked to market on a daily basis, and must be high-quality short-term securities.
The seller must provide additional collateral if at any time the market value of the obligation falls below the repurchase price. In addition, the securities underlying repurchase agreements must be either U.S. Government Obligations or securities that, at the time the repurchase agreement is made, are rated in the highest rating category by the Requisite NRSROs. Nevertheless, in the event that the other party to the agreement fails to repurchase the securities subject to the agreement, a Portfolio could suffer a loss to the extent proceeds from the sale of the underlying securities held as collateral were less than the price specified in the repurchase agreement.

Commercial Paper

      All of the Portfolios may invest in commercial paper. Commercial paper involves an unsecured promissory note issued by a corporation. It is usually sold on a discount basis and has a maturity at the time of issuance of nine months or less. In connection with the World Growth Stock Portfolio and the Small Company Portfolio, on the date of investment, such paper must be rated A-1 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 by Moody's Investor's Service, Inc. ("Moody's"), the highest commercial paper ratings, or the highest commercial paper ratings by other Nationally Recognized Securities Rating Organization (NRSROs), or, if not rated, must have been issued by a corporation with an outstanding debt issue rated AAA or AA by Standard & Poor's or AAA or Aa by Moody's as described below, and be of equivalent investment quality in the judgment of the Portfolio's Investment Manager or Sub-Investment Manager, as appropriate. On the date of investment, with respect to the Money Market Portfolio, such paper or its issuer must be rated in one of the two highest commercial paper rating categories by at least two NRSROs which have issued a rating with respect to such commercial paper or its issuer or by one NRSRO if that paper or its issuer has been rated by only one NRSRO or, if not rated, must be of comparable quality. In connection with the Value Portfolio, the Capital Growth Portfolio, and the Growth Portfolio, on the date of investment, such paper must be rated within the three highest categories by Moody's, Standard & Poor's or other NRSROs or, if not rated, must be of equivalent investment quality in the judgment of the Portfolio's Investment Manager or Sub-Investment Manager, as appropriate, except that the Capital Growth Portfolio may invest up to 5% of its assets in debt securities that are below investment-grade.

Loan Participations and Other Direct Indebtedness

      The Portfolios may purchase loan participations and other direct indebtedness. In purchasing a loan participation, a Portfolio acquires some or all of the of the interest of a bank or other lending institution in a loan to a corporate borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans and other direct indebtedness that are fully secured offer a Portfolio more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation collateral from a secured loan or other direct indebtedness would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans and other direct indebtedness are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans and other direct indebtedness loans are typically made by a syndicate of lending institutions represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans and other direct indebtedness may be structured as a novation, pursuant to which the Portfolio would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which the Portfolio would purchase an assignment of a portion of a lender's interest in a loan or other direct indebtedness either directly from the lender or through an intermediary. A Portfolio may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loan participations and other direct indebtedness acquired by a Portfolio may involve revolving credit facilities or other standby financing commitments which obligates a Portfolio to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Portfolio to increase its investment in a company at a time when the Emerging Growth Portfolio might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Portfolio is committed to advance additional funds, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments.

      The Portfolio's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loan participations and other direct indebtedness which the Portfolio will purchase, The Sub-Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As the Portfolio may be required to rely upon another lending institution to collect and pass on to the Portfolio amounts payable with respect to the loan and to enforce the Portfolio's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Portfolio from receiving such amounts. In such cases, the Portfolio will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for the purposes of certain investment restrictions pertaining to the diversification of the Portfolio's investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Portfolio. For example, if a loan or other direct indebtedness is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Portfolio relies on the Sub-Adviser's research in an attempt to avoid situations where fraud and misrepresentation could adversely affect the Portfolio. In addition, loan participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Corporate Asset-Backed Securities

      The Growth Portfolio, the High Yield Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the International Equity Portfolio and the Strategic Growth Portfolio may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties.

      Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors and underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letter of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      The International Equity Portfolio, the High Yield Bond Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Growth Portfolio, the Value Portfolio, and the Strategic Growth Portfolio may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from mortgage loans secured by real property.

      Mortgage backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. This can occur when interest rates decline significantly. A Portfolio's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments and its ability to reinvest the returns or principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Portfolio invests in mortgage-backed securities, the values of its securities will vary with changes in market interest rates generally and the differentials in yields among various U.S. Government Securities and other mortgage-backed securities.

Lending of Securities

      The Portfolios, except the Money Market Portfolio, may seek to increase their income by lending portfolio securities. Such loans will be made only to approved financial institutions, and would be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Government securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolios would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice. During the existence of a loan, the Portfolios would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the cash collateral or a fee. The Portfolios would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, loans will be made only to firms deemed to be of good standing. The value of the securities loaned will not exceed 33 1/3% of the value of any Portfolio's total assets. The Portfolios may pay reasonable administrative and custody fees in connection with loans of securities and may pay a portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker.

Forward Commitments

      The Portfolios except the Money Market Portfolio may, from time to time, purchase securities on a forward commitment, when issued, or delayed delivery basis. The price of such forward commitment securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made. Delivery and payment will take place at a later date. Normally, the settlement date may take up to three months. During the period between purchase and settlement, no payments are made by the Portfolio to the issuer and no interest accrues to the Portfolio. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. While forward commitment securities may be sold prior to the settlement date, each Portfolio intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons. At the time a Portfolio makes the commitment to purchase a security on a forward commitment basis, the Portfolio will record the transaction and reflect the value of the security in determining its net asset value. The Investment Managers do not believe that the net asset value or income of the Portfolios will be adversely affected by the purchase of securities on a forward commitment basis. Each Portfolio using forward commitments will maintain with its custodian in a segregated account liquid assets equal in value to its total commitments for forward commitment securities.

Forward Foreign Currency Exchange Contracts

      The Portfolios (except the Money Market Portfolio) may utilize forward foreign currency exchange contracts ("forward currency contracts") to hedge against the decline of a currency in which the Portfolio's securities are denominated or exposed. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the contract. These forward currency contracts are principally traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Portfolios will enter into forward currency contracts only under two circumstances. First, when a Portfolio has entered into a contract to purchase or sell a security denominated in or exposed to a foreign currency, the Portfolio may be able to protect itself against a possible loss, between trade date and settlement date for such security, resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency in which such security is denominated or exposed, by entering into a forward currency contract in U.S. dollars for the purchase or sale of the amount of the foreign currency involved in the underlying security transaction. However, this tends to limit potential gains which might result from a positive change in such currency relationships. Second, when management of a Portfolio believes that the currency of a particular foreign country may suffer or enjoy a substantial movement against the U.S. dollar (or another currency), the Portfolio may enter into a forward currency contract to sell or buy an amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in or exposed to such foreign currency, or a proxy currency whose performance is expected to correlate to the currency.

      The Portfolios may enter into forward currency contracts or maintain a net exposure on such contracts only if (i) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in or exposed to the currency and (ii) the Portfolios maintain with their custodian liquid assets in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the contracts or otherwise cover the forward currency contract in accordance with the current SEC's regulations. The forecasting of short-term currency market movement is extremely difficult and whether such a short-term hedging strategy will be successful is highly uncertain.

      The Portfolios' use of forward foreign currency exchange contracts involves the special risks described below. The precise matching of the amounts of foreign currency contracts and the value of the portfolio securities being hedged will not generally be possible, because the future value of such securities in foreign currencies will change as a consequence of movements in the market value of those securities between the dates the forward currency contracts are entered into and the dates they mature.

      In addition, since it is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward currency contract, it may be necessary for the Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the securities being hedged is less than the amount of foreign currency the Portfolio would be obligated to deliver upon the sale of such securities. Conversely, it may be necessary for the Portfolio to sell some of the foreign currency received upon the sale of portfolio securities on the spot market if the market value of such securities exceeds the amount of foreign currency the Portfolio is obligated to deliver.

      Further, the Portfolios may not always be able to enter into a forward currency contract when the Sub-Adviser deems it advantageous to do so, for instance, if the Portfolio is unable to find a counterparty to the transaction at an attractive price. Moreover, the Portfolio may not be able to purchase forward currency contracts with respect to all of the foreign currencies in which its portfolio securities may be denominated. In those circumstances, and in other circumstances in which the Portfolio enters into a cross-hedging forward currency contract, the correlation between the movements in the exchange rates of the subject currency and the currency in which the portfolio security is denominated may not be precise. Finally, the cost of purchasing forward currency contracts in a particular currency will reflect, in part, the rate of return available on instruments denominated in that currency. The cost of purchasing forward contracts to hedge portfolio securities that are denominated in currencies that, in general, yield high rates of return may, therefore, tend to reduce the rate of return.

Depository Receipts

      The World Growth Portfolio, the International Equity Portfolio, the Growth Portfolio, the Small Company Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Value Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the High Yield Bond Portfolio and the Strategic Growth Portfolio may also invest in Depository Receipts, (ADRs, GDRs and EDRs.) ADRs are certificates issued by a United States bank representing the right to receive securities of a foreign issuer deposited in a foreign branch of a United States bank and traded on a United States exchange or over-the-counter. European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") are typically issued by foreign banks or trust companies, although they may be by US banks or trust companies, and also evidence ownership of underlying securities issued by a foreign or U.S. securities market. Investments in ADR's often have advantages over direct investments in the underlying foreign securities, including the following: they are more liquid investments, they can be sold for U.S. dollars, they may be transferred easily, market quotations are readily available in the U.S. and more uniform financial information is available for the issuers of such securities.

      Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities in to which they may be converted. Depository Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depository Receipts. In unsponsored programs the issuer may not be directly involved in the creation of the program. In some cases it may be easier to obtain financial information from an issuer that has participated in the creation of the sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the securities. There are no fees imposed on the purchase or sale of ADR's when purchased from the issuing bank in the initial underwriting, although the issuing bank may impose charges for the collection of dividends and the conversion of ADR's into the underlying ordinary shares. Brokerage commissions will be incurred if ADRs are purchased through brokers on the U.S. stock exchanges.

      Depository Receipts also involve the risks of other investment in foreign securities; for purposes of each Fund's investment policies, a Fund's investment in Depository Receipts will be deemed to be investments in the underlying securities.

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Restricted and Illiquid Securities

      All of the Portfolios may to some extent purchase certain restricted securities (those that are not registered under the Securities Act of 1933 ("33 Act") but can be offered and sold to "qualified institutional buyers" under Rule 144A of the 33 Act) and limited amounts of illiquid investments, including illiquid restricted securities. Limitations on illiquid securities and other illiquid investments for each Portfolio are described in the Portfolio's investment restriction above.

      Illiquid investments include many restricted securities, repurchase agreements that mature in more than seven days, currency and interest rate swaps, time deposits that mature in more than seven days or that have a notice or demand period more than seven days, certain over-the-counter option contracts, participation interests in loans, securities not readily marketable and certain restricted securities.

      Certain repurchase agreements which provide for settlement in more than seven days, however, can be liquidated before the nominal fixed term on seven days or less notice. The Portfolios will consider such repurchase agreements as liquid. Likewise, restricted securities (including commercial paper issued pursuant to 4(2) of the 33 Act) that the Board of Directors or the sub-advisers have determined to be liquid will be treated as such.

Securities and Index Options

All of the Portfolios, except the Money Market Portfolio may write (sell) covered call options and purchase call options in order to close transactions. In addition, the Value Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the International Equity Portfolio, the Growth Portfolio, the High Yield Bond Portfolio, and the Strategic Growth Portfolio may purchase put and call options to enhance investment performance or for hedging purposes. The Small Company Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio and the Mid-Cap Value Portfolio may purchase put and call options for hedging purposes. The options activities of a Portfolio may increase its portfolio turnover rate and the amount of brokerage commissions paid. These commissions may be higher than those which would apply to purchases and sales of securities directly.

      Writing Covered Call Options. A call option is a contract that gives the holder (buyer) of the option the right to buy (in return for a premium paid), and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at a specified price (the exercise price) at any time before the option expires. A covered call option is a call in which the writer of the option, for example, owns the underlying security throughout the option period. In such cases, the security covering the call will be maintained in a segregated account with the Fund's custodian. The exercise price of a call option written by a Portfolio may be below, equal to or above the current market value of the underlying security at the time the option is written. A Portfolio will write covered call options to reduce the risks associated with certain of its investments or to increase total investment return through the receipt of premiums.

      A Portfolio may attempt to protect itself from loss due to a decline in value of the underlying security or from the loss of appreciation due to its rise in value by buying an identical option, in which case the purchase cost of such option may offset the premium received for the option previously written. In order to do this, the Portfolio makes a "closing purchase transaction" by the purchase of a call option on the same security with the same exercise price and expiration date as the covered call option which it has previously written. The Portfolio will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

      Purchasing Put and Call Options. A Portfolio may purchase put options on securities to protect its holdings in an underlying or related security against an anticipated decline in market value. Such hedge protection is provided only during the life of the option. Securities are considered related if their price movements generally correlate with one another. The purchase of put options on securities held by a Portfolio or related to such securities will enable a Portfolio to preserve, at least partially, unrealized gains in an appreciated security in its portfolio without actually selling the security. In addition, a Portfolio will continue to receive interest or dividend income on the security.

      A Portfolio may purchase call options on individual securities or stock indices in order to take advantage of anticipated increases in the price of those securities by purchasing the right to acquire the securities underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities, a Portfolio obtains the right to purchase the underlying securities at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Portfolio obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.

      Options on Indexes. A Portfolio may write covered call options and purchase put and call options on appropriate securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of a Portfolio's securities or to enhance income. Unlike a stock option which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash settlement amount based upon price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than the price movements in individual stocks.

      A securities index fluctuates with changes in the market values of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange. Options on other types of securities indexes, which do not currently exist, including indexes on certain debt securities, may be introduced and traded on exchanges in the future.

      Options Risks. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The premium is intended to offset that loss in whole or in part. Unlike the situation in which the Portfolio owns securities not subject to a call option, the Portfolio in writing call options must assume that the call may be exercised at any time prior to the expiration of its obligation as a seller, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price, although it must be at the previously agreed to exercise price.

      The risk of purchasing a call option or a put option is that the Portfolio may lose the premium it paid plus transaction costs. If a Portfolio does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although a Portfolio will write and purchase options only when the Sub-Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Portfolio, if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

      The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Portfolio will not exactly match the composition of the securities indexes on which options are written. The principal risk in purchasing securities index options is that the premium and transaction costs paid by a Portfolio will be lost as a result of unanticipated movements in the price of the securities comprising the securities index for which the option has been purchased. In writing securities index options, the principal risks are the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities.

Futures Contracts and Related Options

      The Value Portfolio, Small-Cap Value Portfolio, Mid-Cap Growth Portfolio, Mid-Cap Value Portfolio, Growth Portfolio, S&P 500 Index Portfolio, High Yield Bond Portfolio, International Equity Portfolio, the Capital Growth Portfolio, the Balanced Portfolio, the Small Company Portfolio and the Strategic Growth Portfolio may purchase or sell futures contracts and related options.

      In order to comply with Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Porfolios will use futures and options on futures for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that a Portfolio may use futures and options on futures for non-hedging purposes so long as the aggregate initial margins and premiums involved do not exceed 5% of the liquidation value of the Portfolio's assets.

      Futures Transactions. A futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures exchanges and trading in futures is regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures contracts trade on certain regulated contracts markets.

      Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Portfolio to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing-out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

      Upon entering into a futures contract, a Portfolio will be required to deposit with a futures commission merchant a certain percentage (usually 1% to 5%) of the futures contracts market value as initial margin. A Portfolio may not commit in the aggregate more than 5% of the market value of its total assets to initial margin deposits on the Portfolio's existing futures contracts and premium paid for options on unexpired futures contracts used for non hedging purposes. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned upon termination of the futures contract if all contractual obligations have been satisfied. The initial margin in most cases will consist of cash or U.S. Government securities. Subsequent payments, called variation margin, may be made with the futures commission merchant as a result of marking the contracts to market on a daily basis as the contract value fluctuates.

      Futures on Debt Securities. A futures contract on a debt security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of securities having a standardized face value and rate of return. By purchasing futures on debt securities [assuming a "long" position] a Portfolio will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on debt securities [assuming a "short" position] it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open future positions on debt securities will be valued at the most recent settlement price, unless such price does not appear to the Sub-Adviser to reflect the fair value of the contract, in which case the positions will be valued by, or under the direction of, the Board of Directors.

      The Portfolios, by hedging through the use of futures on debt securities, seek to establish more certainty with respect to the effective rate of return on their portfolio securities. A Portfolio may, for example, take a "short" position in the futures market by selling contracts for the future delivery of debt securities held by the Portfolio (or securities having characteristics similar to those held by the Portfolio) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the

Portfolio's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.

      On other occasions, a Portfolio may take a "long" position by purchasing futures on debt securities. This would be done, for example, when the Portfolio intends to purchase particular debt securities, but expects the rate of return available in the bond market at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the debt securities should occur (with its concomitant reduction in yield), the increased cost to the Portfolio of purchasing the debt securities will be offset, at least to some extent, by the rise in the value of the futures position in debt securities taken in anticipation of the subsequent purchase of such debt securities.

      The Portfolio could accomplish similar results by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase or by buying debt securities with long maturities and selling debt securities with short maturities when interest rates are expected to decline. However, by using futures contracts as a risk management technique (to reduce a Portfolio's exposure to interest rate fluctuations), given the greater liquidity in the futures market than in the bond market, it might be possible to accomplish the same result more effectively and perhaps at a lower cost. See Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts below.

      Stock Index Futures. A stock index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

      Stock index futures may be used to hedge the equity portion of a Portfolio's securities portfolio with regard to market risk (involving the market's assessment of over-all economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, a Portfolio may seek to protect the value of its portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, a Portfolio can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, a Portfolio will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case. See Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts below.

      Options on Futures. The Growth Portfolio, International Equity Portfolio, High Yield Bond Portfolio, Value Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Capital Growth Portfolio, the Strategic Growth Portfolio, the S&P 500 Index Portfolio, the Small Company Portfolio, and the Balanced Portfolio may purchase put and call options and write call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position) at a specified exercise price at any time before the option expires. Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which presumably will be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (to deliver a "short" position to the option holder) at the option exercise price which presumably will be higher than the current market price of the contract in the futures market. When a Portfolio, as a purchaser of an option on a futures contract, exercises such option and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures variation margin account. Any loss suffered by the writer of the option of a futures contract will be debited to its futures variation margin account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option usually will realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid as purchaser or required as a writer.

      Options on futures contracts can be used by a Portfolio to hedge the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts themselves. Depending on the pricing of the option, compared to either the futures contract upon which it is based or upon the price of the underlying securities themselves, it may or may not be less risky than direct ownership of the futures contract or the underlying securities.

      In contrast to a futures transaction, in which only transaction costs are involved, benefits received by a Portfolio as a purchaser in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Portfolio which purchased an option will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs, and may consequently benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures.

      If a Portfolio writes call options on futures contracts, the Portfolio will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Portfolio will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by, or to be acquired for, the Portfolio. If the option is exercised, the Portfolio will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which may be partially offset by favorable changes in the value of its portfolio securities.

      While the purchaser or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Portfolio's ability to establish and close out options positions at fairly established prices will be subject to the existence of a liquid market. The Portfolios will not purchase or write options on futures contracts unless, in the Sub-Adviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are not at unacceptable levels.

       Risks of Futures and Related Options. Positions in futures contracts and related options may be closed out only on an exchange that provides a secondary market for such contracts or options. A Portfolio will enter into an option or futures contract only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures contract or related option position. In the case of a futures contract, in the event of adverse price movements a Portfolio would continue to be required to make daily margin payments. In this situation, if a Portfolio has insufficient cash to meet daily margin requirements it may have to sell portfolio securities at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures contracts also could have an adverse impact on a Portfolio's ability to hedge its portfolio effectively.

      There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also preclude a hedger's opportunity to benefit from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Portfolio to incur additional brokerage commissions and may cause an increase in a Portfolio's turnover rate.

      The successful use of futures contracts and related options also depends on the ability of the Sub-Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Portfolio or such prices move in a direction opposite to that anticipated, a Portfolio may realize a loss on the hedging transaction that will not be offset by an increase in the value of its portfolio securities. As a result, a Portfolio's return for the period may be less than if it had not engaged in the hedging transaction.

      Utilization of futures contracts by a Portfolio involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Portfolio will experience a gain or loss which will not be completely offset by movements in the price of the securities.

      Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Portfolio because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Portfolio while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

Options on Foreign Currencies

      The Capital Growth, Balanced, High Yield Bond, International Equity and Strategic Growth Portfolios may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which Forward Contracts will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.

      In order to protect against such diminutions in the value of portfolio securities, the Portfolios may purchase put options on the foreign currency. If the value of the currency does decline, the Portfolios will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its investments which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Capital Growth, Balanced, Global Hard Assets Portfolio, High Yield Bond, International Equity and the Strategic Growth Portfolios may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to Portfolios deriving from purchases of foreign options will be reduced by the amount of the premium and related transactions costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, Portfolios could sustain losses on transactions in foreign currency options which would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

      The Capital Growth, Balanced, Growth, International Equity, High Yield Bond, and Strategic Growth Portfolios may write options on foreign currencies for the same types of hedging purposes. For example, where a Portfolio anticipates a decline in the dollar value of foreign-dominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of premium received.

      Similarly, instead of purchasing a call option to hedge against anticipated increase in the dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Portfolio to hedge such increased costs up to the amount of the premium. Foreign currency options written by a Portfolio will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Portfolio would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may be required to forgo all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

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Limitations on Purchase and Sale of Futures Contracts and Options on Futures
Contracts

      The Portfolios, except the Growth Portfolio and S&P 500 Index Portfolio will engage in transactions in futures contracts and related options for bona fide hedging purposes and not for speculation. The Growth and S&P 500 Portfolios may not purchase or sell futures contracts or related options for purposes other than bona fide hedging if immediately thereafter the sum of the amounts of initial margin deposits on a Portfolio's existing futures contracts and premiums paid for unexpired options on futures contracts would exceed 5% of the value of the Portfolio's total assets; provided, however, that in the case of an option that is "in-the-money" at the time of purchase, the "in-the-money" amount may be excluded in calculating the 5% limitation. In instances involving the purchase or sale of futures contracts or the writing of covered call options thereon by a Portfolio, such positions will always be "covered", as appropriate, by either (i) an amount of cash and cash equivalents, equal to the market value of the futures contracts purchased or sold and options written thereon (less any related margin deposits), deposited in a segregated account with its custodian or (ii) by owning the instruments underlying the futures contract sold (i.e., short futures positions) or option written thereon or by holding a separate option permitting the Portfolio to purchase or sell the same futures contract or option at the same strike price or better.

High Yield Bonds

      The medium and lower quality debt securities in which the Portfolios may invest are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high yield bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals or obtain additional financing. In addition, the secondary trading market for medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Sub-Adviser to accurately value certain portfolio securities. Further, there is the risk that certain high yield bonds containing redemption or call provisions may be called by the issuers of such bonds in a declining interest rate market and the Portfolio might then have to replace such called bonds with lower yielding bonds, thereby decreasing the net investment income to the Portfolio.

Description of Investment Ratings

Moody's - Bond Ratings

      Aaa-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa-Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

      Ba-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

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      Caa-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C-Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Governmental Securities

      U.S. Governmental Obligations consist of marketable securities issued or guaranteed as to the timely payment of both principal and interest by the U.S. Government, its agencies or instrumentalities. Federal agency securities are debt obligations issued by agencies of the U.S. Government established under authority grated by Congress. Such obligations include, but are not limited to, those issued by the Federal Housing Authority, Maritime Administration, Governmental National Mortgage Association, the Tennessee Valley Authority, and the General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Farm Credit Banks, the National Mortgage Association, and the U.S. Postal Service. These U.S. Government Obligations are either (i) backed by the full faith and by conversion of fixed income securities or by the exercise of related warrants.

      VARIABLE AND FLOATING RATE OBLIGATIONS: Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before the Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

Convertible Securities

      All Funds except the Money Market Portfolio may invest in convertible securities, Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated price or at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities generally rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk of declines in market value than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security. The convertible debt securities in which a Fund may invest are subject to the same rating criteria as that Fund's investment in non-convertible debt securities.

Exchange-Traded Funds

      All Portfolios may invest in Exchange-Traded Funds (ETFs). ETFs represent shares of ownership in mutual funds, unit investment trusts (UIT), or depository receipts that hold portfolios of common stocks that closely track the performance and dividend yield of specific domestic or foreign market indices. An index-based ETF seeks to track the performance of a particular index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Unlike typical open-end mutual funds or UITs, ETFs do not sell or redeem their individual shares at net asset value (NAV). Instead, ETFs sell and redeem their shares at NAV only in large blocks (such as 50,000 shares). In addition, national securities exchanges list ETF shares for trading, which allows investors to purchase and sell individual ETF shares among themselves at market prices throughout the day. ETFs therefore possess characteristics of traditional open-end 4mutual funds and UITs, which issue redeemable shares, and of closed-end mutual finds, which generally issue shares that trade at negotiated prices on national securities exchanges and are not redeemable.

      Typically, a Portfolio would purchase ETF shares in order to obtain exposure to a portion of the U.S. or foreign stock market while awaiting purchase of underlying securities, or to maintain flexibility to meet the liquidity needs of the Portfolio. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. Most ETFs are investment companies. Therefore, the Portfolio's purchases of ETF shares generally are subject to the limitations described under the heading "Investment Restrictions".

      An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate, and a Portfolio could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF's shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

Foreign Securities

      The World Growth Stock Portfolio, the International Equity Portfolio, the High Yield Bond Portfolio, the Growth Portfolio, the Small-Cap Value Portfolio, the Mid-Cap Growth Portfolio, the Mid-Cap Value Portfolio, the Small Company Portfolio and the Strategic Growth Portfolio intend to purchase securities that are listed on stock exchanges in foreign countries. They may also, to a limited extent, purchase unlisted foreign securities. The Value Portfolio, the Capital Growth Portfolio, the Small Company Portfolio and the Balanced Portfolio may also invest in listed and unlisted foreign securities.

      Foreign investments may involve greater risks than are present in domestic investments. Compared to domestic companies, there is generally less publicly available information about foreign companies, less comprehensive accounting, reporting and disclosure requirements, and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Investments in foreign securities also involve the risk of expropriation or confiscatory taxation that could affect investments, currency blockages which would prevent cash from being brought back into the United States, generally higher brokerage and custodial costs than those of domestic securities and settlement of transactions with respect to such securities may sometimes be delayed beyond periods customary in the United States. The Sub-Advisers, under the supervision of Jefferson Pilot Investment Advisory, consider possible political and financial instability abroad, as well as the liquidity and volatility of foreign investments.

      Additional risks of foreign investments include changes in currency rates, exchange control regulations, governmental administration, economic or monetary policy (in this country or abroad), war or expropriation. In particular, the dollar value of portfolio securities of non-U.S. issuers fluctuates with changes in market and economic conditions abroad and with changes in relative currency values (when the value of the dollar increases as compared to a foreign currency, the dollar value of a foreign-denominated security decreases, and vice versa). Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. In addition, government restrictions in certain countries and other limitations or investment may affect the maximum percentage of equity ownership in any one company by the Portfolios. Moreover, in some countries, only special classes of securities may be purchased by external investors and the price, liquidity, and rights with respect to such securities may differ from those relating to shares owned by nationals. There may also be the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property. As a result, the selection of securities of non-U.S. issuers may be more difficult and subject to greater risks than investment in domestic issuers.

      Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. Therefore, an investment in shares of a Portfolio may be subject to a greater degree of risk than investments in other investment companies which invest exclusively in domestic securities.

Foreign Currencies

      As a result of its investments in foreign securities, the Portfolios may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, a Portfolio may promptly convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Sub-Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Sub-Adviser anticipates, for any other reason, that the exchange rate will improve, a Portfolio may hold such currencies for an indefinite period of time.

      In addition, a Portfolio may be required to receive delivery of the foreign currency underlying forward currency contracts it has entered into. This could occur, for example, if an option written by the Portfolio is exercised or is unable to close out a forward contract it has entered into. A Portfolio may also hold foreign currency in anticipation of purchasing foreign securities. A Portfolio may also elect to take delivery of the currencies underlying options or forward contracts if, in the judgment of the Sub-Adviser, it is in the best interest of the Portfolio to do so. In such instances as well, a Portfolio may promptly convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

      While the holding of currencies will permit a Portfolio to take advantage of favorable movements in the applicable exchange rate, it also exposes a Portfolio to risk of loss if such rates move in a direction adverse to the Portfolio's position. Such losses could reduce any profits or increase any losses sustained by the Portfolio from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Portfolio's profit or loss on currency options or forward contracts, as well as its hedging strategies.

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      Prior to investing in foreign securities, a Portfolio may hold funds temporarily in foreign currencies. The value of the assets of that Portfolio may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Portfolio may also incur costs in connection with conversions between various currencies. The Portfolios will, therefore, consider foreign exchange rates in making investment decisions, but, other than the Capital Growth Portfolio, the Balanced Portfolio and the Strategic Growth Portfolio, will not actively hedge foreign currency fluctuations by entering into contracts to purchase or sell foreign currencies at a future date or options or futures contracts on foreign currencies.

U.S. Dollar Obligations of Foreign Branches of U.S. Banks

      The Money Market Portfolio and the Balanced Portfolio may regularly invest in U.S. dollar denominated obligations of foreign branches of FDIC-member U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. The Fund believes that the U.S. bank would be liable in the event that the foreign branch failed to pay on its U.S. dollar obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments could affect liquidity or repayment. Because of possibly conflicting laws or regulations, the issuing bank could maintain and prevail that the liability is solely that of the branch, thus exposing the Portfolio to a possible loss. Such U.S. dollar obligations of foreign branches of FDIC-member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., the District of Columbia, Puerto Rico, Guam, American Samoa, and the Virgin Islands.

Brady Bonds

      Certain of the Portfolios consistent with their objectives and policies may invest in Brady Bonds, which are securities created through exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructuring have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. Dollar) and are actively traded in the over-the-counter markets. U.S. dollar denominated, collateralized Brady Bonds, which may be fixed-rate bonds, or floating rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayments of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to the commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Emerging Market Securities

      Consistent with the Portfolios' objectives and policies the Portfolios may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Sub-Adviser to have an emerging market economy, taking into account a number of factors including whether the country has a low to middle economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. Emerging markets are generally viewed as countries in the initial stages of their industrialization cycles with low per capita income. The Sub-Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of the country or any of its agencies, authorities, or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenue from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      All of the risks of investing in foreign securities are heightened when investing in emerging market countries. The markets of emerging market countries have been more volatile than the markets of more developed countries with more mature economies. These markets often have provided significantly higher or lower rates of return than developed markets with significantly greater risks to investors.

Zero Coupon Bonds

      The Portfolios may invest in zero coupon bonds which are debt obligations that do not make any interest payments for a specified period of time prior to maturity or until maturity. The value of these obligations fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments.

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Stripped Mortgage-Backed Securities

      Certain of the Portfolios may invest a portion of their assets in stripped mortgage-backed securities which are derivative multi-class mortgage securities issued by agencies and instrumentalities of the United States Government or by private originators of or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of interest and principal distributions from a pool of mortgage assets. A common type of stripped mortgage-backed securities will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" Class) and the other class will receive all of the principal (the principal only of "PO" Class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments on the related underlying mortgage assets) and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayment of principal, the Portfolios may fail to fully recoup their initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because stripped mortgage-backed securities were only recently introduced, established trading markets for these securities have not yet fully developed, although the securities are traded among institutional investors and investment banking firms.

Warrants

      All of the Portfolios except the Money Market Portfolio, may invest in warrants, which are rights to buy certain securities at set prices during specified time periods. If, prior to the expiration date, the Portfolio is not able to exercise a warrant at a cost lower than underlying securities, the Portfolio will suffer a loss of its entire investment in the warrant.

Dollar Roll Transactions

      All Portfolios except the Money Market Portfolio and the International Equity Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. A Portfolio will only enter into covered rolls. A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Portfolio contracts to replace substantially similar securities on a future date fails to deliver such securities, the Portfolio may not be able to obtain such securities at the prices specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.

Swap Transactions

      The High Yield Bond Portfolio, Balanced Portfolio, Growth Portfolio and Capital Growth Portfolio may, to the extent permitted by the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indexes with another party, such as a commercial bank in exchange for a return based on different securities, instruments, or financial indexes.

      By entering into swap transactions, a Portfolio may be able to protect the value of a portion of its securities against declines in market values. A Portfolio may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or to take advantage of market opportunities which may arise from time to time. A Portfolio may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Portfolio. However, there can be no assurance that the return a Portfolio receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

      While a Portfolio will only enter into swap transactions with counterparties it considers creditworthy (and will monitor creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, a Portfolio would be limited to contractual remedies under the swap agreement. There can be no assurance that a Portfolio will succeed when pursuing its contractual remedies. To minimize a Portfolio's exposure in the event of a default, the Portfolio will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Portfolio enters into swap transactions on a net basis, the net amount of the

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excess, if any, of the Portfolio's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Portfolio's custodian. To the extent a Portfolio enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Portfolio's obligations, if any, with respect to each such swap agreement, accrued on a daily basis.

      Interest Rate Swaps. The High Yield Bond Portfolio, Growth Portfolio, Balanced Portfolio and Capital Growth Portfolio may enter into interest rate swaps for hedging purposes and non-hedging purposes. Since swaps are entered into for good faith hedging purposes or are offset by a segregated account, the sub-advisors believe that swaps do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat than as being subjected to each Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its "entitlement" with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid high grade debt securities (i.e., securities rated in one of the top three rating categories by Moody's or Standard & Poor's, or, if unrated, deemed by the sub-adviser to be of comparable credit quality) or liquid equity securities having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the custodian. A Portfolio will not enter into any interest rate swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by the sub-adviser. If there is a default by the other party to such a transaction, a Portfolio will have contractual remedies pursuant to the agreement. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.

Currency and Asset Swaps

      Certain of the Portfolios may enter into currency swaps for hedging purposes. Currency swaps involve the exchange of rights to make or receive payments of the entire principal value in specified currencies. Since currency swaps are individually negotiated, the Portfolio may expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. The entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Portfolio may also enter into other asset swaps. Asset swaps are similar to currency swaps in that the performance of a Hard Asset (e.g., gold) may be "swapped" for another (e.g., energy).

      The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio transactions. If the Sub-Adviser is incorrect in its forecasts of market values and currency exchange rates and Hard Assets values, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used. Swaps are generally considered illiquid and will be aggregated with other illiquid positions for purposes of the limitation on illiquid investments.

Moody's Commercial Paper Ratings

      Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative capacity of rated issuers:

      Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

      Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

      Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

      Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor's - Bond Ratings

      AAA-This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA-Bonds rated AA also qualify as quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A-Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

      BBB-Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

      BB, B, CCC, CC-Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree. While such bonds will likely have some equality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      C-Bonds rated C are typically subordinated to senior debt which is assigned an actual or implied CCC rating.

      D-Bonds rated D are in payment default or may be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Standard & Poor's Commercial Paper Ratings

      A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

      A-Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

      A-1-This designation indicates that the degree of safety regarding timely payment is very strong.

      A-2-Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

      A-3-Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information.

      SP-1-A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

      SP-2-A satisfactory capacity to pay principal and interest.

      SP-3-A speculative capacity to pay principal and interest.

      Standard & Poor's may continue to rate note issues with a maturity greater than three years in accordance with the same rating scale currently employed for municipal bond ratings.

Fitch Ratings

Investment Grade

AAA
Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB
Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favourable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50% - 90% and `D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

PORTFOLIO TURNOVER

      Portfolio turnover measures purchases and sales vs. average portfolio value for the applicable time period. Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities by the monthly average market value of portfolio investments, excluding any government and short-term investments with a year or less until maturity at the date of acquisition.

      Portfolio turnover may vary from year to year or within a year depending upon economic, market and business conditions. A portfolio turnover rate of 100% is equivalent to buying and selling all of the securities in a portfolio once in the course of a year. Trading costs associated with high portfolio turnover may affect performance. High portfolio turnover can on some occasions result in significant tax consequences to investors.

      In 2005, the portfolio turnover of the Capital Growth Portfolio declined from 162.87% to 77.09%. In 2005, the portfolio turnover of the Balanced Portfolio declined from 112.30% to 33.02%. These decreases were due to a change in sub-adviser which became effective on May 1, 2004. The Capital Growth Portfolio and Balanced Portfolio do not anticipate that the high turnover the Portfolios experienced in 2004 will continue in coming years.

Disclosure of Portfolio Holdings

Nonpublic Portfolio holdings of the Fund will only be disclosed to third parties, including the Fund's service providers, when the Fund has a legitimate business purpose for such disclosure. "Nonpublic portfolio holdings" means holdings which have not first been made public by either (1) making a filing with the SEC which is required to include portfolio holdings information, such as the semi-annual filings on Form N-CSR and the required filings on Form N-Q, or (2) making the portfolio holdings available on its website in the manner specified in the Fund's prospectus at least one day prior to disclosing the information to a third party. Nonpublic Portfolio holdings will only be disclosed as frequently as necessary and appropriate to serve such legitimate business purpose. Any third party to which the Fund or Investment Adviser discloses the Fund's Nonpublic Portfolio holdings shall agree to keep such information confidential and shall use such information only in furtherance of providing its services to the Fund. In addition, any third party to which the Fund or Investment Adviser discloses the Fund's Nonpublic Portfolio holdings shall agree not to trade for its own account or for the account of anyone other than the relevant Portfolio based on such information.

The Fund, Investment Adviser, and affiliates of either, will not receive compensation directly attributed to disclosure of Nonpublic Portfolio holdings. The Fund and Investment Adviser do have ongoing arrangements to disclose Nonpublic Portfolio holdings information to the Fund's custodian (Citibank N.A.), independent registered public accounting firm (Ernst & Young
LLP), commission recapture broker (Capital Institutional Services, Inc.), and pricing services (FT Interactive Data Corp.; Bridge Information Systems America, Inc.). No compensation or other consideration is paid directly in connection with such arrangements. The President, Treasurer, and Assistant Treasurer of the Fund may authorize disclosure of the Fund's Nonpublic Portfolio holdings on such terms and conditions, consistent with the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities, as they shall agree. As part of its review of the Fund's compliance program, the Board of Directors will assess the Fund's portfolio holdings disclosure policy, including any conflicts of interest between the Fund's shareholders and the Investment Adviser, Principal Underwriter or affiliates of either.

The Fund's Sub-Advisers have ongoing arrangements with the following third parties to make available information about the Fund's portfolio holdings: (1) Ratings Organizations, such as Moodys, S&P, Morningstar and Lipper, provided generally on a monthly basis for the purpose of reviewing the Fund, (2) Portfolio Analysis Companies, such as Factset, Investment Technology Group, BondEdge, Investools, Saloman Analytics, Inc. and Wilshire, provided generally on a daily or monthly basis for the purpose of compiling reports and preparing comparative analysis data, (3) Proxy Voting or Class Action Services, such as Automatic Data Processing, Institutional Shareholder Services, Inc. or Brown Brothers Harriman & Co., provided generally on a daily or bi-monthly basis for the purpose of voting proxies relating to portfolio holdings or providing corporate actions services, (4) Fund Pricing Services, such as Loan Pricing Corp., S&P or Mark-It Partners, provided generally on a daily basis for the purpose of providing pricing services to the Fund, (5) Computer Systems, Products, Services and Software Vendors, such as Eagle Investment Systems Corp., The MacGregor Group, and OMGEO, provided generally on a daily basis for the purpose of providing computer products, services, software and accounting systems to the Fund. Each of the aforementioned unaffiliated third parties must agree to keep the Fund's holdings information confidential and not engage in securities transactions on the basis of the information. These arrangements are for legitimate business purposes, and the Sub-Advisers do not receive compensation in connection with these arrangements.

FEDERAL TAX MATTERS

      The Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code ("Code"). If the Fund fails to qualify under Subchapter M income and gains realized by the Fund would be subject to "double taxation" (i.e. taxation at both the Fund and shareholder level).

      In order for each Portfolio of the Fund to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. It is the Fund's policy to comply with the provisions of the Internal Revenue Code of 1986 regarding distribution of investment income and capital gains so that each Portfolio will not be subject to Federal income tax on amounts distributed and undistributed or an excise tax on certain undistributed income or capital gains. For these purposes, if a regulated investment company declares a dividend in December to stockholders of record in December and pays such dividends before the end of January they will be treated as paid in the preceding calendar year and to have been received by such stockholder in December.

      A policyowner's interest in earnings on assets held in a separate account and invested in the Fund are not includible in the policyowner's gross income because the Policies presently qualify as life insurance contracts for Federal income tax purposes.

      The Fund intends that each Portfolio will comply with Section 817(h) of the Code and the regulations thereunder. Pursuant to that Section, the only shareholders of the Fund and its Portfolios will be separate accounts funding variable annuities and variable life insurance policies established by Chubb Life, its successors and assigns or by other insurance companies with which Chubb Life is affiliated and Chubb Life's general account which provided the initial capital for the Portfolios.

      In addition, Section 817(h) of the Code and the regulations thereunder impose diversification requirements on the separate accounts and on the Portfolios. These diversification requirements are in addition to the diversification requirements imposed by the Code for the Portfolios to be treated as regulated investment companies. Failure to meet the requirements of
Section 817(h) could result in taxation to Chubb Life or its affiliated insurance companies and immediate taxation of the owners of the policies funded by the Fund.

      The Secretary of the Treasury may in the future issue regulations or one or more revenue rulings which would prescribe the circumstances in which a policyowner's control of the investments of a segregated asset account may cause the policyowner, rather than an insurance company, to be treated as the owner of the assets of the account. The regulations could impose requirements that are not reflected in the Policy, relating, for example, to such elements of policyowner control as premium allocation, transfer privileges and investment in a division focusing on a particular investment sector such as the Global Hard Assets Portfolio. Failure to comply with any such regulations presumably would cause earnings on a policyowner's interest in the separate account to be includible in the policyowner's gross income in the year earned.

      The Fund may, therefore, find it necessary to take action to assure that the Policy continues to qualify as a life insurance policy under Federal tax laws. The Fund, for example, may be required to alter the investment objectives of any Portfolios or substitute the shares of one Portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to affected policyholders and the approval of a majority of such policyholders or without prior approval of the Securities and Exchange Commission, to the extent legally required. See "TAXES" below.

CERTAIN MANAGEMENT CONSIDERATIONS

The Fund Portfolios may accept investments from the Lincoln Profile Funds, each of which operates as a fund of funds. From time to time, the Portfolios may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Portfolios may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser and Sub-Advisers

      The Fund has entered into an Investment Management Agreement with Jefferson Pilot Investment Advisory Corporation ("Jefferson Pilot Investment Advisory"). Under the Agreement, Jefferson Pilot Investment Advisory is responsible for the overall management and supervision of each Portfolio and for providing certain administrative services to the Fund, subject to control and review by the Fund's Board of Directors.

      Jefferson Pilot Investment Advisory, has entered into Investment Sub-Advisory Agreements for all Portfolios. Under the Agreements, the Sub-Advisers have day-to-day responsibility for making decisions to buy, sell or hold any particular security, subject to review by the Fund's Board of Directors and Jefferson Pilot Investment Advisory. Jefferson Pilot Investment Advisory has executed Sub-Advisory Agreements with Templeton Investment Counsel, LLC ("Templeton"), Mellon Capital Management Corporation ("Mellon Capital"), Lord, Abbett & Co. LLC ("Lord Abbett"), Dalton, Greiner, Hartman, Maher & Co. ("Dalton Greiner"), Turner Investment Partners, Inc. ("Turner"), Wellington Management Company, LLP ("Wellington Management"), Credit Suisse Asset Management, LLC ("Credit Suisse"), T. Rowe Price Associates, Inc.
("T. Rowe Price"), Marsico Capital Management, LLC ("Marsico"), Massachusetts Financial Services Company ("MFS") (collectively the "Sub-Advisers") with regard to the World Growth Stock; S&P 500 Index; Small Company; Small-Cap Value; Mid-Cap Growth & Growth (Turner); Mid-Cap Value, Balanced, and Capital Growth (Wellington Management); Value; Strategic Growth Portfolio; International Equity; Money Market and High Yield Bond Portfolios, respectively.

      Pursuant to Section 15 of the 40 Act, each advisory and subadvisory agreement has been approved by the Fund's Board of Directors, including a majority of the Board's independent directors. In considering the approval of such agreements and the renewal thereof, the Board considers such information as may be reasonably necessary to evaluate the terms of such contracts, including the advisor's personnel and methods of analysis, investment performance, terms of the agreement, compensation to the advisor or subadvisor and an analysis of profitability with respect to the Fund, financial condition and stability of the advisor or subadvisor, brokerage and portfolio transactions, overall expenses and expense ratios, and sales and redemptions.

      Jefferson Pilot Investment Advisory, each Sub-Adviser and their affiliates may provide investment advice to other clients, including, but not limited to, mutual funds, individuals, pension funds and institutional investors. Some of the advisory accounts of Jefferson Pilot Investment Advisory, each Sub-Adviser, and their affiliates may have investment objectives and investment programs similar to those of the Portfolios. Accordingly, occasions may arise when securities that are held by other advisory accounts, or that are currently being purchased or sold for other advisory accounts, are also being selected for purchase or sale for a Portfolio. It is the practice of Jefferson Pilot Investment Advisory, each Sub-Adviser and their affiliates to allocate such purchases or sales insofar as feasible among their several clients in a manner they deem equitable, to all accounts involved. Under normal circumstances such transactions will be (1) done on a pro-rata basis substantially in proportion to the amounts ordered by each account, (2) entered into only if the trade is likely to produce a benefit for the Portfolios, and (3) at the same average price for each similarly situated client. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. It is also the policy of Jefferson Pilot Investment Advisory, each Sub-Adviser, and each of their affiliates not to favor any one account over the other.

      For providing investment advisory and management services to the Fund, Jefferson Pilot Investment Advisory receives monthly compensation from the Fund and has sole responsibility to provide each Sub-Adviser, with monthly compensation, as an annual percentage of the average daily net asset value of the Portfolio managed as set forth in the table below:

                                   SUB-ADVISER

AVERAGE
DAILY NET ASSETS                  Growth             Money Market          Balanced
----------------                  ------             ------------        -------------
First $25 Million                  .50%                  .20%                .45%
Next $25 Million                   .40%                  .20%                .45%
Next $50 Million                   .40%                  .20%                .45%
Next $50 Million                   .40%                  .20%                .35%
Next $50 Million                   .375%                 .20%                .35%
Next $50 Million                   .375%                 .20%                .30%
Over $250 Million                  .35%                  .20%                .30%


NET ASSETS                       High Yield              Strategic Growth       S&P 500*           World Growth      Small Company
------------                   ---------------           ----------------       --------           ------------      -------------
First $100 Million                .40%                      .40%                .05%                 .50%             .50%
Next $100 Million                .375%                      .40%                .05%                 .50%             .50%
Next $50 Million                 .375%                      .40%                .05%                 .425%            .45%
Next $250 Million                .375%                      .375%               .05%                 .425%            .45%
Next $500 Million                 .35%                      .35%                .025%                .40%             .425%
Over $1 Billion                   .35%                      .35%                .01%                 .40%             .40%

NET ASSETS                        Value               International Equity       Mid-Cap Value**     Mid-Cap Growth   Capital Growth
------------                  -----------------      ----------------------     ----------------   ------------------ --------------

First $25 Million                 .50%                      .50%                   .75%                 .60%          .45%
Next $25 Million                  .50%                      .50%                   .65%                 .55%          .45%
Next $25 Million                  .50%                      .50%                   .55%                 .55%          .45%
Next $25 Million                  .45%                      .50%                   .55%                 .50%          .45%
Next $50 Million                  .45%                      .50%                   .45%                 .50%          .40%
Over $150 Million                 .40%                      .50%                   .45%                 .45%          .40%

NET ASSETS                   Small-Cap Value
-----------                  ---------------

First $40 Million                 1.00%
Next $20 Million                   .75%
Next $90 Million                   .50%
Over $150 Million                  .40%

* Pursuant to its Sub-Advisory Agreement with Mellon Capital Management Corporation, Jefferson Pilot Investment Advisory is committed to pay Mellon Capital a minimum annual fee of $100,000.

** Pursuant to its Sub-Advisory Agreement with Wellington Management Company,
   LLP, Jefferson Pilot Investment Advisory is committed to pay Wellington Management a minimum annual fee of $150,000.

      For the year ended December 31, 2005, the Fund paid $1,272,637, $260,782, $678,312, $559,025, $631,413, $214,508, $450,440, $488,974,
$644,636, $412,791, $950,411, $165,229, $455,168 and $325,353 to Jefferson
Pilot Investment Advisory for the Capital Growth, Growth, Strategic Growth, S&P 500, Value, Mid-Cap Growth, Mid-Cap Value, Small Company, Small-Cap Value, International Equity, World Growth Stock, High Yield Bond, Balanced and Money Market Portfolios.

      For the year ended December 31, 2004, the Fund paid $1,405,032, $273,258, $704,295, $536,605, $606,807, $198,230, $425,839, $497,048,
$633,079, $355,019, $870,086, $165,525, $484,625, and $303,942 to Jefferson
Pilot Investment Advisory for the Capital Growth, Growth, Strategic Growth, S&P 500, Value, Mid-Cap Growth, Mid-Cap Value, Small Company, Small-Cap Value, International Equity, World Growth Stock, High Yield Bond, Balanced and Money Market Portfolios.

      For the year ended December 31, 2003, the Fund paid $269,363, $448,046, $151,952, $635,114, $307,907, $1,448,910, $437,533, $545,532, $272,010,
$440,624, $737,792, $153,392, $486,698 and $362,078 to Jefferson Pilot
Investment Advisory for the Growth, Small Company, Mid-Cap Growth, Strategic Growth, Mid-Cap Value, Capital Growth, Small-Cap Value, Value, International Equity, S&P 500, World Growth Stock, High Yield Bond, Balanced and Money Market Portfolios. For the year ended December 31, 2002 the Fund paid $301,996, $749,367, $110,944, $1,766,921, $488,631, $277,418, $422,685,
$303,480, $626,498, $287,591, $817,308, $483,665, $112,579, $371,112, $9,361
to Jefferson Pilot Investment Advisory for the Growth, Strategic Growth, Mid-Cap Growth, Capital Growth, Small Company, Mid-Cap Value, S&P 500, Small-Cap Value, Value, International Equity, World Growth Stock, Balanced, High Yield Bond, Money Market and Global Hard Asset Portfolios.

      For providing subadvisory services to the Portfolios, Jefferson Pilot Investment Advisory paid: to Templeton for the World Growth Stock Portfolio, $633,607 in 2005, $580,058 in 2004, and $491,861 in 2003; to MFS for the
Money Market Portfolio, $192,603 in 2005, $182,365 in 2004, and $217,247 in
2003; to Lord Abbett for the Small Company Portfolio, $325,983 in 2005, $331,365 in 2004, and $298,697 in 2003; to Credit Suisse for the Value Portfolio, $419,837 in 2005, $404,538 in 2004, and $363,688 in 2003; to Janus
for the Capital Growth Portfolio, $335,633 in 2004, and $924,318 in 2003; to Janus for the Balanced Portfolio, $132,425 in 2004, and $356,911 in 2003; to MFS for the Strategic Growth Portfolio, $95,820 in 2003; to Lombard Odier for the International Equity Portfolio, $39,489 in 2003; to Strong for the Growth Portfolio, $78,551 in 2004, and $204,575 in 2003; to MFS for the High Yield Bond Portfolio, $88,122 in 2005, $88,297 in 2004, and $81,809 in 2003; to
Turner for the Mid-Cap Growth Portfolio, $142,974 in 2005, $132,149 in 2004, and $101,301 in 2003; to Wellington Managment for the Mid-Cap Value Portfolio, $311,931 in 2005, $288,615 in 2004, and $215,271 in 2003; to
Dalton Griener for the Small-Cap Value, $ 482,116 in 2005, $465,238 in 2004, and $334,003 in 2003; to Barclays for the S&P 500 Index Portfolio, $86,741 in 2003; to T. Rowe Price for the Strategic Growth Portfolio, $345,211 in 2005, $352,148 in 2004, and $221,736 in 2003; to Marsico for the International Equity Portfolio, $206,400 in 2005, $177,510 in 2004, and $96,515 in 2003; to
Wellington Management for the Capital Growth, $748,650 in 2005, and $516,011 in 2004; to Turner for the Growth, $185,481 in 2005, and $120,009 in 2004; to
Wellington Management for the Balanced, $315,116 in 2005, and $210,493 in 2004; and to Mellon for the S&P 500 Index Portfolio, $116,464 in 2005, and $138,419 in 2004, and $5,455 in 2003.

      The Investment Sub-Advisory Agreements also obligate Jefferson Pilot Investment Advisory to perform certain administrative services which are described more completely in the Prospectus. Certain of these functions have been delegated to the Sub-Advisers.

PORTFOLIO MANAGERS

      The information below provides disclosure regarding other accounts for which the Fund's Portfolio Managers are primarily responsible for the day-to-day portfolio management. We have also included disclosure regarding the structure of, and the method used to determine, the compensation of the Fund's Portfolio Managers. The data below is approximate, and unless otherwise provided the information is as of December 31, 2005.

      T. ROWE PRICE ASSOCIATES

         Robert W. Smith is Chairman of the Investment Advisory Committee and is primarily responsible for the day-to-day management of the STRATEGIC GROWTH PORTFOLIO. Other accounts managed by Mr. Smith are as follows:

                                                 NUMBER OF      TOTAL
                                                 ACCOUNTS       ASSETS
                                                 ---------     --------
      -  registered investment companies           11          $  16.2B
      -  other pooled investment vehicles           0          $     0
      -  other accounts                             4          $ 254.8M

         Total assets are based on internal T. Rowe Price records as of December 31, 2005. As of December 31, 2005, Bob Smith did not manage any accounts for which the advisory fee is based on performance.

         T. Rowe Price is not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other accounts named above. Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also our portfolio managers' compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

         Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on various factors. Investment performance over one-, three-, five-, and 10-year periods is the most important input. Performance is evaluated in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. Contribution to the overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring T. Rowe's younger analysts, and being good corporate citizens are important components of T. Rowe's long term success and are highly valued.

         All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

         As of December 31, 2005, Bob Smith did not beneficially own any securities in the Jefferson Pilot Variable Fund, Inc.

         CREDIT SUISSE ASSET MANAGEMENT (CREDIT SUISSE)

         The Credit Suisse Large Cap Value Team is responsible for the day-to-day management of the VALUE PORTFOLIO. The key members of the team are Stephen J. Kaszynski, Robert E. Rescoe and Adam Scheiner. Other accounts managed by Mr. Kaszynski are as follows:

                                               NUMBER OF      TOTAL
                                               ACCOUNTS       ASSETS
                                               ---------     ---------
         -  registered investment companies        7         $ 951.3M
         -  other pooled investment vehicles       7         $ 991.2M
         -  other accounts                        13         $ 494.9M

         Other accounts managed by Mr. Rescoe are as follows:

                                               NUMBER OF        TOTAL
                                               ACCOUNTS        ASSETS
                                               ---------      ---------
         -  registered investment companies       6           $ 881.8M
         -  other pooled investment vehicles      3           $ 126.7M
         -  other accounts                       12           $ 492.6M

         Other accounts managed by Adam Scheiner are as follows:

                                               NUMBER OF        TOTAL
                                               ACCOUNTS        ASSETS
                                               ---------      ---------
         -  registered investment companies       4           $ 510.7M
         -  other pooled investment vehicles      2           $  73.3M
         -  other accounts                        6           $ 290.4M

         As of December 31, 2005, neither Mr. Kaszynski, Mr. Rescoe nor Mr. Scheiner managed any accounts for which the advisory fee is based on performance.

         It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Fund. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

         If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

         Credit Suisse's compensation to Messrs. Kaszynski and Rescoe includes both a base salary component and bonus component. Part of the bonus component is discretionary and generally is determined by considering various factors, such as the assets held in the Fund and other accounts managed by the portfolio managers, business growth, teamwork, management, corporate citizenship, etc. The other part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which a portfolio manager is responsible. Credit Suisse considers both the short-term (generally 1 year) and long-term performance (generally 3 years) of a portfolio manager's product responsibilities relative to Lipper Large Cap Value or Lipper Small Cap Value peer group and Russell 1000 Value Index or Russell 2000 Value Index, as applicable. For Robert Rescoe and Stephen Kaszynski, their bonuses is determined by a pay for performance plan as follows: large cap value product 40% allocation, small cap value product 40% allocation and Optimized Value product 20% allocation. In the case of Adam Scheiner, his compensation consists of a base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account but those factors are taken into account in determining a portfolio manager's bonus. A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. A portion of the bonus may be paid in Credit Suisse Group stock as deferred compensation. Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.

         As of December 31, 2005, neither Mr. Kaszysnki, Mr. Rescoe nor Mr. Scheiner beneficially owned any securities in the Jefferson Pilot Variable Fund, Inc.

         MELLON CAPITAL MANAGEMENT

         Mellon employs a team that is primarily responsible for the day-to-day management of the S&P 500 INDEX PORTFOLIO. The key members of the team are Susan M. Ellison, Richard A. Brown and Karen Q. Wong. Other accounts managed by the team are as follows:

                                                NUMBER OF     TOTAL
                                                ACCOUNTS     ASSETS
                                                ---------   --------
         -  registered investment companies       31        $   8.2B
         -  other pooled investment vehicles      32        $  47.7B
         -  other accounts                        27        $  18.8B

         As of December 31, 2005, Susan Ellison, Richard Brown, and Karen Wong did not manage any accounts for which the advisory fee is based on performance.

         At Mellon Capital, individual portfolio managers may manage multiple accounts for multiple clients. Mellon manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review process and oversight by select corporate officers. Mellon has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Mellon Capital Management Corporation's ("Mellon Capital's") portfolio managers responsible for managing mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital's long-term incentive compensation program. All compensation is paid by Mellon Capital. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

         Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.

         A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager's base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

         A portfolio manager's bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager's contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

         Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital's long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm's profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

         As of December 31, 2005, Ms. Ellison, Mr. Brown and Ms. Wong did not beneficially own any securities in the Jefferson Pilot Variable Fund, Inc.

         MARSICO CAPITAL MANAGEMENT

         James G. Gendelman is responsible for the day-to-day management of the INTERNATIONAL EQUITY PORTFOLIO. Other accounts managed by Mr. Gendelman are as follows:

                                                 NUMBER OF      TOTAL
                                                 ACCOUNTS       ASSETS
                                                 ---------     ---------
         -  registered investment companies        14            $     5B
         -  other pooled investment vehicles        0                N/A
         -  other accounts                          5            $ 334.2M

         As of December 31, 2005, Mr. Gendelman did not manage any accounts for which the advisory fee is based on performance.

         Portfolio managers at MCM typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio, including the Jefferson Pilot International Equity Portfolio, based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines.

         Conflicts of interest may also arise when allocating and/or aggregating trades. MCM often aggregates into a single trade order several individual contemporaneous client trade orders in a single security. Under MCM's trade management policy and procedures, when trades are aggregated on behalf of more than one account, such transactions will be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, it is MCM's policy to seek to assure that over the long term, accounts with the same or similar investment objectives will receive an equitable opportunity to participate meaningfully and will not be unfairly advantaged. To deal with such situations, MCM has adopted policies and procedures for allocating such transactions across multiple accounts. MCM's policies also seek to ensure that portfolio managers do not systematically allocate other types of trades in a manner that would be more beneficial to one account than another. MCM's compliance department monitors transactions made on behalf of multiple clients to seek to assure adherence to its policies.

         MCM's portfolio managers are generally subject to the compensation structure applicable to all MCM employees. As such, Mr. Gendelman's compensation consists of a base salary (reevaluated at least annually), and periodic cash bonuses. Bonuses are typically based on two primary factors: (1) MCM's overall profitability for the period, and (2) individual achievement and contribution. Portfolio manager compensation takes into account, among other factors, the overall performance of all accounts for which the manager provides investment advisory services. Portfolio managers do not receive special consideration based on the performance of particular accounts and do not receive compensation from accounts charging performance-based fees. Exceptional individual efforts are rewarded through greater participation in the bonus pool. Portfolio manager compensation comes solely from MCM. Although MCM references applicable market performance indices (e.g., MSCI EAFE Index), portfolio manager compensation is not directly tied to achieving any pre-determined or specified level of performance. In order to encourage a long-term time horizon for managing portfolios, MCM seeks to evaluate the portfolio manager's individual performance over periods longer than the immediate compensation period. In addition, portfolio managers are compensated based on other criteria, including effectiveness of leadership within MCM's Investment Team, contributions to MCM's overall investment performance, discrete securities analysis, and other factors. In addition to his salary and bonus, Mr. Gendelman may participate in other MCM benefits to the same extent and on the same basis as other MCM employees.

         As of December 31, 2005, Mr. Gendelman did not beneficially own any securities in the Jefferson Pilot Variable Fund, Inc.

         WELLINGTON MANAGEMENT COMPANY, LLP

         James N. Mordy is primarily responsible for the day-to-day management of the MID-CAP VALUE PORTFOLIO. Andrew J. Shilling and John A. Boselli are primarily responsible for the day-to-day management of the Capital Growth Portfolio. Edward P. Bousa and Joseph F. Marvan are primarily responsible for the day-to-day management of the Balanced Portfolio.

         Other accounts managed by Mr. Mordy are as follows:

                                                 NUMBER OF    TOTAL    # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS   PERF. FEES    W/ PERF. FEES
                                                 ---------    ------   -----------   -------------
         -  registered investment companies           8       $ 2.2B        0              N/A
         -  other pooled investment vehicles          2       $42.8M        0              N/A
         -  other accounts                           34       $ 1.7B        2           $82.8M

         Other accounts managed by Mr. Shilling are as follows:

                                                 NUMBER OF    TOTAL    # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS   PERF. FEES    W/ PERF. FEES
                                                 ---------    ------   -----------   -------------
         -  registered investment companies           9       $   3B        0              N/A
         -  other pooled investment vehicles          9       $ 1.5B        0              N/A
         -  other accounts                           54       $ 7.7B        1            $319M

         Other accounts managed by Mr. Boselli are as follows:

                                                 NUMBER OF    TOTAL    # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS   PERF. FEES    W/ PERF. FEES
                                                 ---------    ------   -----------   -------------
         -  registered investment companies           9       $ 2.8B        0              N/A
         -  other pooled investment vehicles          9       $ 1.4B        0              N/A
         -  other accounts                           39       $ 6.6B        1            $319M

         Other accounts managed by Mr. Bousa are as follows:

                                                 NUMBER OF    TOTAL    # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS   PERF. FEES    W/ PERF. FEES
                                                 ---------    ------   -----------   -------------
         -  registered investment companies           5       $35.6B         2             $ 26B
         -  other pooled investment vehicles          3       $ 211M         0               N/A
         -  other accounts                           19       $ 749M         0               N/A

         Other accounts managed by Mr. Marvan are as follows:

                                                 NUMBER OF    TOTAL    # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS   PERF. FEES    W/ PERF. FEES
                                                 ---------    ------   -----------   -------------
         -  registered investment companies           0         N/A        0             N/A
         -  other pooled investment vehicles          6       $ 334M       0             N/A
         -  other accounts                           22       $ 3.8B       0             N/A

         Individual investment professionals manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Portfolio's portfolio manager listed in the prospectus who are primarily responsible for the day-to-day management of the Portfolios ("Portfolio Managers") generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies time horizons, tax considerations and risk profiles that differ from those of the relevant Portfolio. The Portfolio Managers make investment decisions for each portfolio based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, a Portfolio Manager may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Portfolio to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

         Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on Portfolio Managers who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of the Portfolio Managers. Although Wellington Management does not track the time a Portfolio Manager spends on a single portfolio, Wellington Management does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's various client mandates.

         Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to each Portfolio. The following information relates to the fiscal year ended December 31, 2005. Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to our clients. Wellington Management's compensation of the Portfolio Managers includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Portfolio Managers are determined by the Portfolio Manager's experience and performance in their respective roles. Base salaries are reviewed annually and may be adjusted based on the recommendation of the Portfolio Manager's Business Manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Portfolio Manager and generally each other portfolio managed by such Portfolio Manager. Each equity Portfolio Manager's incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results.
         Wellington Management applies similar incentive compensation structures (although the benchmarks may differ) to other portfolios managed by the equity Portfolio Managers, including portfolios with performance fees. Fixed income Portfolio Managers' incentive on the relevant Portfolio is based solely on the revenues earned by Wellington Management and Portfolio-based incentives across all portfolios managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The
         Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Boselli, Bousa, Mordy and Shilling are all partners of the firm.

         As of December 31, 2005, Messrs. Boselli, Bousa, Mordy, Marvan and Shilling did not beneficially own any securities in the Jefferson Pilot Variable Fund, Inc.

         DALTON, GREINER, HARTMAN, MAHER & CO., LLC

         Dalton Greiner employs a team approach that is primarily responsible for the day-to-day management of the SMALL-CAP VALUE PORTFOLIO. The five individuals with the most significant management responsibility are Kenneth Greiner, Stephen Bruno, Timothy Dalton, Bruce Geller and Jeffrey Baker. Other accounts managed by the team are as follows:

                                               NUMBER OF    TOTAL    #ACCTS W/     TOTAL ASSETS
                                               ACCOUNTS     ASSETS   PERF. FEES    W/ PERF. FEES
                                               ---------    ------   -----------   -------------
      -  registered investment companies           1        $  51M      0               N/A
      -  other pooled investment vehicles          1        $   9M      0               N/A
      -  other accounts                           64        $ 1.7B      7            $ 245M

         All accounts managed by DGHM with the V2000 small cap value strategy are invested alike. The only differences might arise with clients that have social restrictions, thus preventing Dalton Greiner from investing in a security across the board. Similarly, all trading is done on a pari passu basis. Furthermore, Dalton Greiner's code of ethics prevents any of the portfolio managers from trading for their own account until 7 days after a trade is completed for the client portfolios. The above-described procedures are designed to prevent any conflicts of interest in Dalton Greiner's management of the JPVF Small Cap Value portfolio.

         All members of the investment team are compensated using the same compensation structure. Each member of the team receives the same base salary combined with a percentage of a bonus pool determined by both their recent (1 year - 40%) and long-term (prior 4 years - 60%) value added to the client portfolios as measured against the Russell 2000 Value Index. In addition, each member of the investment team, as shareholders, share in the residual profits of the firm, in accordance with their ownership percentage. In all, approximately 90% of each team member's compensation is variable and tied to how much value the team adds to its client portfolios.

         As of December 31, 2005, Messrs. Greiner, Geller, Bruno, Dalton and Baker did not beneficially own any securities in the Jefferson Pilot Variable Fund, Inc.

         LORD ABBETT & CO. LLC

         F. Thomas O'Halloran, Partner and Investment Manager, is primarily responsible for the day-to-day management of the Small Company Portfolio.

         Other accounts managed by Mr. O'Halloran are as follows:

                                                     NUMBER OF      TOTAL
                                                     ACCOUNTS       ASSETS
                                                     ---------      -------
         -  registered investment companies               2         $890.5M
         -  other pooled investment vehicles              0           N/A
         -  other accounts                                3         $102.1M

         As of December 31, 2005, Mr. O'Halloran did not manage any accounts for which the advisory fee is based on performance.

         Lord Abbett compensates its investment managers on the basis of salary, bonus and profit sharing plan contribution. The level of compensation takes into account the investment manager's experience, reputation and competitive market rates. Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the investment manager's investment results and style consistency, the dispersion among portfolios with similar objectives, the risk taken to achieve the returns, and similar factors. Investment results are evaluated based on an assessment of the investment manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of that bonus that reflects leadership and management of the investment team. No part of the bonus payment is based on the investment manager's assets under management, the revenues generated by those assets, or the profitability of the investment manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses investment managers on the impact their portfolio's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

         Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to an investment manager's profit-sharing account are based on a percentage of the investment manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett sponsored funds.

         Conflicts of interest may arise in connection with the investment managers' management of the investments of the Portfolios and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Portfolios and other accounts with similar investment objectives and policies. An investment manager potentially could use information concerning a Portfolio's transactions to the advantage of other accounts and to the detriment of the Portfolio. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the Portfolios. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the investment managers' management of the investments of the Portfolio and the investments of the other accounts referenced in the table above.

         As of December 31, 2005, Mr. O'Halloran did not beneficially own any securities in the Jefferson Pilot Variable Fund, Inc.

         TEMPLETON INVESTMENT COUNSEL, LLC

         The WORLD GROWTH STOCK PORTFOLIO is managed by a team, with Peter Nori as the lead portfolio manager. The other team members are Cindy Sweeting and Tina Hellmer.

         Other accounts managed by Mr. Nori are as follows:

                                                   NUMBER OF       TOTAL
                                                   ACCOUNTS        ASSETS
                                                   ---------       -------
         -  registered investment companies           7            $ 10.8B
         -  other pooled investment vehicles         17            $  3.1B
         -  other accounts                           17            $  2.4B

         Other accounts managed by Ms. Sweeting are as follows:

                                                  NUMBER OF         TOTAL
                                                  ACCOUNTS          ASSETS
                                                  ---------         -------
         -  registered investment companies           7             $ 9.8B
         -  other pooled investment vehicles         13             $ 3.4B
         -  other accounts                           12             $ 1.3B

         Other accounts managed by Ms. Hellmer are as follows:

                                                   NUMBER OF         TOTAL
                                                   ACCOUNTS          ASSETS
                                                   ---------         -------
         -  registered investment companies           9              $ 4.8B
         -  other pooled investment vehicles         20              $ 3.4B
         -  other accounts                           20              $   2B

         As of December 31, 2005, Mr. Nori, Ms. Sweeting and Ms. Hellmer did not manage any accounts for which the advisory fee is based on performance.

         The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

         The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

         Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

         Templeton has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

         COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY  Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

         / / INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

         / / RESEARCH Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

         / / NON-INVESTMENT PERFORMANCE. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

         / / RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

         ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

         As of December 31, 2005, Mr. Nori, Ms. Sweeting and Ms. Hellmer did not beneficially own any securities in the Jefferson Pilot Variable Fund, Inc.

         TURNER INVESTMENT PARTNERS, INC.

         The MID-CAP GROWTH PORTFOLIO is managed by a committee comprised of Christopher K. McHugh (lead manager), William C. McVail (co-manager), and Robert E. Turner (co-manager).

         The Growth Portfolio is managed by a
         committee comprised of Robert E. Turner (co-manager), Mark D. Turner (co-manager) and Robb J. Parlanti (co-manager).

         Other accounts managed by Christopher McHugh are as follows:

                                                 NUMBER OF    TOTAL     # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS    PERF. FEES    W/ PERF. FEES
                                                 ---------   -------    ----------    -------------
         -  registered investment companies          17       $  3.6B      1              $741M
         -  other pooled investment vehicles         29       $  527M      1              $ 12M
         -  other accounts                           73       $  4.5B      1              $  4M

         Other accounts managed by William McVail are as follows:

                                                 NUMBER OF    TOTAL     # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS    PERF. FEES    W/ PERF. FEES
                                                 ---------   -------    ----------    -------------
         -  registered investment companies        15         $  3.3B      0                 N/A
         -  other pooled investment vehicles       17         $  228M      1               $ 12M
         -  other accounts                         65         $  3.7B      1               $  4M


         Other accounts managed by Robert Turner are as follows:

                                                 NUMBER OF    TOTAL     # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS    PERF. FEES    W/ PERF. FEES
                                                 ---------   -------    ----------    -------------
         -  registered investment companies        22         $  4.4B      1              $ 741M
         -  other pooled investment vehicles       29         $  609M      0                 N/A
         -  other accounts                         92         $  7.4B      0                 N/A

         Other accounts managed by Mark Turner are as follows:

                                                 NUMBER OF    TOTAL     # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS    PERF. FEES    W/ PERF. FEES
                                                 ---------   -------    ----------    -------------
         -  registered investment companies        12         $ 1.9B       2              $759M
         -  other pooled investment vehicles       17         $ 429M       0                N/A
         -  other accounts                         67         $ 5.6B       0                N/A

         Other accounts managed by Robb Parlanti are as follows:

                                                 NUMBER OF    TOTAL     # ACCTS W/    TOTAL ASSETS
                                                 ACCOUNTS     ASSETS    PERF. FEES    W/ PERF. FEES
                                                 ---------   -------    ----------    -------------
         -  registered investment companies         5         $ 629M         0             N/A
         -  other pooled investment vehicles       12         $ 286M         0             N/A
         -  other accounts                         49         $ 3.8B         0             N/A

         As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising.

         Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the Investment Team and all Portfolio Managers are equity owners of Turner. This compensation and ownership structure provides incentive to attract and retain highly qualified people, as each member of the firm has the opportunity to share directly in the accomplishments of the business.

         The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation. The CIO is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.

         As of December 31, 2005, Messrs. McHugh, McVail, R. Turner, M. Turner and Parlanti did not beneficially own any securities in the Jefferson Pilot Variable Fund, Inc.

         MASSACHUSETTS FINANCIAL SERVICES COMPANY

         The High Yield Bond Portfolio is managed by a team of portfolio managers comprised of John Addeo and Scott B. Richards. Other accounts managed by Mr. Addeo are as follows:

                                                     NUMBER OF     TOTAL
                                                     ACCOUNTS      ASSETS
                                                     ---------    -------
         -  registered investment companies             10         $4.3B
         -  other pooled investment vehicles             1         $207M
         -  other accounts                               2         $515M

         Other accounts managed by Mr. Richards are as follows:

                                                     NUMBER OF     TOTAL
                                                     ACCOUNTS      ASSETS
                                                     ---------    -------
         -  registered investment companies             13         $4.7B
         -  other pooled investment vehicles             2         $532M
         -  other accounts                               2         $515M

         As of December 31, 2005, Messrs. Addeo and Richards did not manage any accounts for which the advisory fee is based on performance.

         MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts and has adopted policies and procedures designed to address such potential conflicts. In certain instances there may be securities which are suitable for the Fund's portfolio as well as for accounts with similar investment objectives of the Adviser or subsidiary of the Adviser. Securities transactions for the Fund and other accounts with similar investment objectives are generally executed on the same day, or the next day. Nevertheless, it may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security.

         When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, MFS believes that the Fund's ability to participate in volume transactions will produce better executions for the Fund.

         Portfolio manager total cash compensation is a combination of base salary and performance bonus. Base salary represents a relatively smaller percentage of portfolio manager total cash compensation (generally below33%) than incentive compensation. The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60 %) and less weight given to the latter. The quantitative portion is based on pre-tax performance of all of the accounts managed by the portfolio manager (which includes the Fund and any other accounts managed by the portfolio manager) over a one-, three- and five-year period relative to the appropriate Lipper peer group universe and/or one or more benchmark indices with respect to each account. The primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one- and five-year periods (adjusted as appropriate if the portfolio manager has served for shorter periods). The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts and traders) and management's assessment of overall portfolio manager contributions to the investment process (distinct from portfolio performance).

         Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors. Finally, portfolio managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage of compensation provided by these benefits depends upon the length of the individual's tenure at MFS and salary level as well as other factors.

         As of December 31, 2005, neither Mr. Addeo nor Mr. Richards beneficially owned any securities in the Jefferson Pilot Variable Fund, Inc.

Principal Underwriter

      Jefferson Pilot Variable Corporation ("Jefferson Pilot Variable"), One Granite Place, Concord, NH 03301, serves as the principal underwriter for the Fund pursuant to a Distribution Agreement with the Fund. Under the Agreement, the Fund has appointed Jefferson Pilot Variable to offer shares of the Fund at net asset value in a continuous offering. For each of the Fund's last three fiscal years, Jefferson Pilot Variable has not retained any underwriting commissions. For the Fund's fiscal year ending December 31, 2005, Jefferson Pilot Variable received no compensation from the Fund.

      On February 25, 2005, Jefferson Pilot Variable Corporation (JPVC) submitted a Letter of Acceptance, Waiver and Consent (AWC) to the National Association of Securities Dealers (NASD), whereby JPVC was fined in the amount of $325,000 for allowing excessive insurance policy transfers. The excessive transfers were due to a programming error in Jefferson Pilot Financial Insurance Company's policy administration system. After the programming error was discovered and corrected through regular oversight, and prior to the regulatory examination leading to the AWC, action was taken to reimburse the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio in the amount of $119,024 for losses sustained due to the excessive transfers. In connection with the AWC, JPVC also agreed to reimburse other affected mutual funds unaffiliated with the Jefferson Pilot Variable Fund, Inc. in the amount of $119,674 for losses sustained due to the excessive transfers. JPVC has reviewed its procedures regarding transfers and has systems and procedures in place that are reasonably designed to ensure that variable universal life prospectus policies are enforced.


Independent Registered Public Accounting Firm

      Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts 02116 has been selected as the Independent Registered Public Accounting Firm of the Fund.

      The financial statements of the Fund to be incorporated by reference in this Statement of Additional Information and the related financial highlights included in the Prospectus for the periods indicated therein have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon incorporated by reference herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Custodians

      Citibank, N.A., 111 Wall Street, New York, New York 10043, acts as custodian of the Fund's assets. The Fund has also appointed, with the approval of the Fund's Board of Directors, from time to time, sub-custodians, qualified under Rule 17f-5 of the 1940 Act, with respect to certain foreign securities. The Fund may authorize Citibank to enter into an agreement with any U.S. banking institution or trust company to act as a sub-custodian pursuant to a resolution of the Fund's Board of Directors. Securities owned by the Fund subject to repurchase agreements may be held in the custody of other U.S. banks.

Payment of Expenses

      Jefferson Pilot Investment Advisory is obligated to assume the cost of certain administrative expenses for the Fund, as described in the Prospectus. The Fund pays the following expenses: brokerage commissions and transfer taxes; other state, federal and local taxes and filing fees; fees and expenses of qualification of the Fund and its shares under federal and state securities laws subsequent to the effective date of this Prospectus; compensation of directors who are not interested persons of the Fund ("disinterested directors"); travel expenses of disinterested directors; interest and other borrowing costs; extraordinary or nonrecurring expenses such as litigation; costs of printing and distributing communications to current policyowners; insurance premiums; charges and expenses of the custodian, independent registered public accounting firm, and counsel; industry association dues; and other expenses not expressly assumed by Jefferson Pilot Investment Advisory. Certain other expenses are assumed by Jefferson Pilot Variable Corporation ("JP Variable Corp") pursuant to a distribution agreement with the Fund.

Affiliates of the Fund, Investment Adviser, and Principal Underwriter

      Prior to April 3, 2006, Jefferson Pilot Investment Advisory and Jefferson Pilot Variable Corporation were wholly-owned by Jefferson-Pilot Corporation. As of April 3, 2006, Jefferson-Pilot Corporation merged into Lincoln JP Holdings, L.P. Lincoln JP Holdings, L.P., is wholly-owned by Lincoln National Corporation (Lincoln). Lincoln offers annuities, life, group life and disability insurance; 401(k) and 403(b) plans; savings plans; mutual funds; managed accounts; institutional investments; and comprehensive financial planning and advisory services through various subsidiaries.
Lincoln operates three television stations and eighteen radio stations through Lincoln Financial Media.

      The following organization chart lists the affiliates of the Fund, Jefferson Pilot Variable Corporation and Jefferson Pilot Investment Advisory, which affiliates are under common control with Lincoln National Corporation. 5% or more of the outstanding securities of the Fund's Portfolios are held by corresponding divisions of separate accounts established by Jefferson Pilot Financial Insurance Company, Alexander Hamilton Life Insurance Company of America, and Jefferson-Pilot Corporation. Jefferson Pilot Variable Corporation also serves as the principal underwriter for separate accounts of Jefferson Pilot Financial, Alexander Hamilton Life and Jefferson-Pilot Corporation.

      The following persons are officers and/or directors of the Fund and Jefferson Pilot Investment Advisory: Ronald R. Angarella (President and Director of Fund; Chairman, CEO and Director of JPIA), David K. Booth (Vice President of Fund; President and Director of JPIA), Craig D. Moreshead (Secretary of Fund; Assistant VP and Secretary of JPIA) John A. Weston (Treasurer of Fund; VP and Treasurer of JPIA), and Alicia DuBois (Assistant Treasurer of Fund; Assistant VP and Assistant Treasurer of JPIA), and W. Thomas Boulter (Chief Compliance Officer of Fund; VP and Chief Compliance Officer of JPIA).

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

      Under the Investment Management Agreements, Jefferson Pilot Investment Advisory has ultimate authority to select broker-dealers through which securities are to be purchased and sold, subject to the general control of the Board of Directors. Under the Sub-Investment Management Agreements, the Sub-Advisers have day-to-day responsibility for selecting broker-dealers through which securities are to be purchased and sold, subject to Jefferson Pilot Investment Advisory's overall monitoring and supervision. The Sub-Advisers each provide the trading desk for their respective Portfolio transactions. Jefferson Pilot Investment Advisory will perform daily valuation of the assets of each Portfolio.

      The Money Market Portfolio's investments usually will be purchased on a principal basis directly from issuers, underwriters or dealers. Accordingly, minimal brokerage charges are expected to be paid on such transactions. Purchases from an underwriter generally include a commission or concession paid by the issuer, and transactions with a dealer usually include the dealer's mark-up.

      The amount of brokerage commissions paid by the Fund for all Portfolios for the years 2005, 2004, and 2003 were $1,164,559, $1,923,164, and $1,692,938, respectively.

      The following is a breakdown of the brokerage commissions paid per Portfolio for the years 2003, 2004, and 2005:

Portfolio                      2003               2004               2005
---------                      ----               ----               ----
International Equity          $232,243           $185,712           $206,571
World Growth Stock            $100,455            $89,601            $65,077
Strategic Growth              $167,840            $82,253            $80,375
Capital Growth                $228,553           $630,735           $185,964
Small Company                 $294,876           $277,776           $159,957
S&P 500 Index                   $2,859             $4,358             $8,810
Small-Cap Value                $94,116            $73,770            $74,033
Mid-Cap Growth                $121,468           $126,380            $67,905
Mid-Cap Value                  $56,648            $67,840            $47,670
Growth                        $187,520           $192,707            $96,500
Value                         $145,154           $104,134           $146,991
Balanced                       $61,119            $87,064            $24,201
High Yield Bond                    $87               $835               $504
Money Market                        $0                 $0                 $0

      Insofar as known to management, no director or officer of the Fund, Jefferson Pilot Investment Advisory, any Sub-Adviser or any person affiliated with any of them has any material direct or indirect interest in any broker-dealer employed by or on behalf of the Fund for the above-referenced periods. The Fund may employ such affiliated persons in accordance with applicable law.

      As of December 31, 2005, the value of the Fund's aggregate holdings of the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act was as follows: $18,724,000 in General Electric Co., $9,741,000 in American International Group, Inc., $9,134,000 in Bank of America Corp., $14,075,000 in Citigroup, Inc., $2,110,000 in Morgan Stanley, $2,042,000 in Lehman Brothers Holding, Inc., $3,507,000 in JP Morgan Chase & Co., $4,384,000 in Goldman Sachs Group, Inc., $3,703,000 in Merrill Lynch & Company, Inc., $7,851,000 in UBS, AG, $515,000 in Bear Stearns Companies, Inc., and $351,000 in Credit Suisse Group.

      In selecting broker-dealers to execute transactions for the Fund, the Sub-Advisers are obligated to use their best efforts to obtain for each Portfolio the most favorable overall price and execution available, considering all the circumstances. Such circumstances include the price of the security, the size of the broker-dealer's "spread" or commission, the willingness of the broker-dealer to position the trade, the reliability, financial strength and stability and operational capabilities of the broker-dealer, the ability to effect the transaction at all where a large block is involved, anonymity including the confidentiality of trades, the availability of the broker-dealer to stand ready to execute possibly difficult transactions in the future, and past experience as to qualified broker-dealers, including broker-dealers who specialize in any Canadian or foreign securities held by the Portfolios. Such considerations are judgmental and are weighed by the Sub-Advisers in seeking the most favorable overall economic result for the Fund.

      Notwithstanding the foregoing, however, and subject to appropriate policies and procedures as then approved by the Board of Directors of the Fund, Jefferson Pilot Investment Advisory and the Sub-Advisers are authorized to allocate portfolio transactions to broker-dealers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities and Exchange Act of 1934, for the Portfolios or other advisory accounts as to which Jefferson Pilot Investment Advisory or any Sub-Advisers has investment discretion. In addition, Jefferson Pilot Investment Advisory and the Sub-Advisers may cause the Portfolios to pay a broker-dealer a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting the same transaction, if Jefferson Pilot Investment Advisory or the Sub-Advisers determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services, as defined above, provided by such broker-dealer viewed in terms of either that particular transaction or the overall responsibilities of Jefferson Pilot Investment Advisory or the Sub-Advisers with respect to the Portfolios or their other advisory accounts. Such brokerage and research services may include, among other things, analyses and reports concerning issuers, industries, securities, economic factors and trends, and, portfolio strategy. Such brokerage and research services may be used by Jefferson Pilot Investment Advisory or a Sub-Advisers in connection with any other advisory accounts managed by it. Conversely, research services for any other advisory accounts may be used by the Sub-Adviser or Jefferson Pilot Investment Advisory in managing the investments of a Portfolio. Jefferson Pilot Investment Advisory or a Sub-Adviser may also receive from such broker-dealers quotations for Portfolio valuation purposes, provided that this results in no additional cost to the Fund.

      Research services may be provided to Templeton, at no additional cost to the Fund, by various wholly owned subsidiaries, including Templeton Investment Counsel, Inc., a corporation registered under the Investment Advisers Act of 1940, Templeton Investment Management (Hong Kong) Ltd., and Templeton Management Limited, a Canadian company. The research services include information, analytical reports, computer screening studies, statistical data, and factual resumes pertaining to securities in the U.S. and in various foreign nations which Templeton considers as having relatively stable and friendly governments. Such supplemental research, when utilized, is subjected to analysis by Templeton before being incorporated into the investment advisory process. Templeton pays these subsidiaries compensation and reimbursement of expenses as mutually agreed on, without cost to the Fund. These subsidiaries and Templeton are independent contractors and in no sense is any of them an agent for the other. Any of them is free to discontinue such research services at any time on 30 days' notice without cost or penalty.

      The Fund has entered into a commission recapture program with Capital Institutional Services, Inc. ("CAPIS"), whereby the Fund Portfolios may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the respective Portfolio in cash. These commission recapture credits will be used to reduce the Portfolios' expenses. Brokerage transactions will be directed through the commission recapture program consistent with the Sub-Advisers duty to achieve best execution.

      In 2005, $78,207 was paid in commissions to brokers because of research services provided. Of that amount, $1,977 was paid on transactions for the Balanced Portfolio, $10,989 was paid on transactions for the Capital Growth Portfolio, $13,613 was paid on transactions for the Small-Cap Value Portfolio, $1,392 was paid on transactions for the International Equity Portfolio, $3,751 was paid on transactions for the Mid-Cap Value Portfolio, $7,731 was paid on transactions for the Mid-Cap Growth Portfolio, $16,525 was paid on transactions for the Growth Portfolio, $ was paid on transactions for the Strategic Portfolio, and $22,229 was paid for the Value Portfolio. MFS, sub-adviser of the High Yield Bond and Money Market Portfolios, receives only proprietary research and because client trades are often bundled with other MFS client trades, it is not possible to attribute specific trades for any individual client to research services received.

      The Sub-Advisers will use their best efforts to recapture all available tender offer solicitation fees and similar payments in connection with tenders of the securities of the Fund and to advise the Fund of any fees or payments of whatever type which it may be possible to obtain for the Fund's benefit in connection with the purchase or sale of Fund securities.

      Any of the Sub-Advisers and Jefferson Pilot Investment Advisory may combine transactions for the Fund with transactions for other accounts managed by them or their affiliates, including other investment companies registered under the 1940 Act, as previously described above. Transactions will be combined only when the transaction meets the Fund's requirements as to selection of brokers or dealers and negotiation of prices and commissions which the Sub-Advisers would otherwise apply.

                             MANAGEMENT OF THE FUND

      The Board of Directors of the Fund is responsible for the administration of the affairs of the Fund. The individuals listed below serve as directors or officers of the Fund, overseeing all fourteen Portfolios. Those listed as "interested" directors are interested by virtue of their engagement as officers of the Jefferson-Pilot Life Insurance Company ("JP"), Jefferson Pilot Financial Insurance Company ("JPF"), Jefferson Pilot LifeAmerica ("JPLA"); the Fund's investment adviser, Jefferson Pilot Investment Advisory Corporation ("JPIA"), or the Fund's principal underwriter and distributor, Jefferson Pilot Variable Corporation ("JPVC"). Each director will hold office until a successor has been elected and has qualified, or until such director's earlier death, resignation or removal. Each officer shall hold office at the pleasure of the Board of Directors or until the election or appointment and the qualification of a successor. The directors and officers of the Fund, their addresses, their positions with the Fund, and their principal occupations for the past five years are set forth below:

                                         Positions
                                         with Fund
                                         and Length
                                         of Time                       Principal Occupations for
Name, Age and  Address                   Served                        the Past Five Years
----------------------                   -----------                   -------------------
Ronald Angarella* (48)                   President                     Senior Vice President, JP, JPF, JPLA; Chairman, CEO
One Granite Place                        and Director (10 yrs)         and Director, JPIA, JPVC, Jefferson Pilot Securities Corp.
Concord, N.H. 03301                                                    and Hampshire Funding, Inc.



                                         Positions with Fund           Principal Occupations for
Name, Age and  Address                   and Length of Time Served     the Past Five Years
----------------------                   -------------------------     -------------------
Craig D. Moreshead (38)                  Secretary (7 yrs)             Assistant Vice President and Counsel for JP, JPF and JPLA;
One Granite Place                                                      Secretary of JPIA, JPVC and Hampshire Funding, Inc.
Concord, N.H. 03301

John A. Weston (46)                      Treasurer (14 yrs)            Vice President of JP, JPF and JPLA; Treasurer
One Granite Place                                                      of Jefferson Pilot Securities Corporation, JPIA, JPVC
Concord, N.H. 03301                                                    and Hampshire Funding,  Inc.

Alicia DuBois (46)                       Assistant Treasurer (5 yrs)   Assistant Vice President of JPF; Assistant Treasurer of
One Granite Place                                                      JPIA.
Concord, N.H. 03301

Michael D. Coughlin (63)                 Chairman and                  Owner, Michael D. Coughlin Associates (general management
95 Kimball Pond Road                     Director (17 yrs)             consulting); formerly President of Concord Litho Company,
Canterbury, N.H. 03224                                                 Inc. (printing company)

                                      S-37

Elizabeth S. Hager (61)                  Director (17 yrs)             State Representative, New  Hampshire; Executive Director,
5 Pleasant View Ave.                                                   United Way.
Concord, N.H. 03301

Thomas D. Rath (60)                      Director (8 yrs)              Partner, Rath, Young, Pignatelli, P.A.
One Capital Plaza, P.O. Box 1500
Concord, N.H. 03302

W. Thomas Boulter (60)                   Chief Compliance              Vice President and Chief Compliance Officer, Jefferson
One Granite Place                        Officer (1 year)              Pilot Securities Corp., JPIA, JPVC,
Concord NH 03301                                                       Allied Professional Advisers and Windward Securities Corp.


      There are 14 Portfolios within the Jefferson Pilot Variable Fund, Inc. There are no other directorships held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934.

      Asterisks indicate those directors who are "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Angarella is an "interested person" of the Fund because he serves as President of the Fund. Mr. Angarella also serves as Chairman, CEO and Director of Jefferson Pilot Investment Advisory and Jefferson Pilot Variable Corporation, the investment advisor and principal underwriter for the Fund respectively.

      The board of directors is responsible for the overall management of the business and affairs of the Fund, while the officers are responsible for the day-to-day management. The standing committees of the board are the Audit Committee and the Valuation Committee. The Audit Committee recommends the selection of auditors, reviews the results of the audit, and oversees the Fund's internal control system. The Audit Committee meets twice per year. The Valuation Committee determines the good faith valuation of securities and assets for which market quotations are not readily available. Mr. Coughlin, Mr. Rath, and Ms. Hager are members of the Audit Committee. Mr. Angarella and Ms. Hager are members of the Valuation Committee.

      Section 15 of the Investment Company Act of 1940 makes it unlawful for any person to serve as investment adviser or sub-adviser except pursuant to a written contract that has been approved by a majority vote of the outstanding voting securities of the investment company. The contract may continue in effect for a period longer than two years from the date of its execution only so long as continuance is specifically approved at least annually by the Board of Directors or by a vote of the majority of outstanding voting securities of the investment company. The investment advisory agreement generally prescribes the services and facilities that the adviser will provide to the fund, the fee structure, the expenses to be borne by the respective parties, and other matters relating to the relationship between the fund and its adviser. Pursuant to this contract, a fund's investment adviser manages the fund's securities portfolio in conformance with the fund's stated investment objectives and policies. The Board of Directors of the Fund meet at least once each quarter. In connection with their meetings, the Board (including the non-interested directors) receives materials specifically relating to existing and proposed investment advisory agreements and sub-advisory agreements (the Advisory Agreements). In addition, the Fund's Sub-Advisers make in-person presentations to the Board on a periodic basis. Described below is a summary of additional information provided to and considered by the Board, and their conclusions with respect thereto, that formed the basis of the Board's approval of the Advisory Agreements of the Fund.

      The Board approved Investment Sub-Advisory Agreements with Turner Investment Partners, Inc. (Growth Portfolio) and Wellington Management Company, LLP, (Balanced and Capital Growth Portfolios) at a meeting held on February 26, 2004. In determining to approve the agreements, the Board considered information provided by Turner and Wellington Management. The Board considered (i) personnel and methods of operation, (ii) long-term and short-term performance, (iii) level of fees, (iv) financial condition of the company, and (v) any conflicts of interest or ethical violations. The Board also considered each company's standing in the industry as well as any regulatory issues. The fees of each sub-adviser were determined to be reasonable, and each sub-adviser agreed to a fee reduction from the prior sub-adviser which was a factor in the Board's determination. The Directors reviewed the sub-adviser's brokerage selection policies and determined such to be reasonable.

      The officers of the Fund and one of the directors of the Fund (Mr. Angarella) who is an "interested person" of the Fund receive no salary or fee from the Fund, except that the Fund may pay the portion of the salary attributable to Fund-related work of W. Thomas Boulter, Chief Compliance Officer of the Fund (or his staff). The remaining directors of the fund received the compensation shown below for the fiscal year ending December 31, 2004. It is not proposed that the directors will be paid any retirement or pension benefits.

                                               Aggregate Compensation
Name                          Position                From Fund
-----                         --------         -----------------------

Michael D. Coughlin           Director                 $26,800

Elizabeth S. Hager            Director                 $25,000

Thomas D. Rath                Director                 $25,000

Frank Nesvet                  Director                 $ 9,500


      The Fund, Jefferson Pilot Investment Advisory Corporation and Jefferson Pilot Variable Corporation have adopted codes of ethics under Rule 17j-1 of the Investment Company Act of 1940. These codes of ethics permit personnel subject to the codes to invest in securities for their own account, including securities that may be purchased or held by the Fund.

                                  CAPITAL STOCK

      The Fund issues a separate series of capital stock for each Portfolio. The authorized capital stock of the Fund consists of 20,000,000,000 shares of common stock which are divided into fourteen series: World Growth Stock Portfolio common stock, International Equity Portfolio common stock, Money Market Portfolio common stock, S&P 500 Index Portfolio common stock, Mid-Cap Value common stock, Small-Cap Value common stock, Mid-Cap Growth common stock, High Yield Bond Portfolio common stock, Small Company Portfolio common stock, Value Portfolio common stock, Capital Growth Portfolio common stock, Growth Portfolio common stock, Balanced Portfolio common stock and Strategic Growth Portfolio common stock. Each series currently consists of 1,000,000,000 shares. The Fund has the right to issue additional shares without the consent of stockholders and may reallocate shares to new series or to one or more of the existing series.

      Jefferson Pilot Financial initially purchased 100,000 shares of the capital stock of each Portfolio, other than the Balanced Portfolio, High Yield Bond Portfolio, International Equity Portfolio, Growth Portfolio and the Strategic Growth Portfolio, for its general account. Jefferson Pilot Financial initially purchased 500,000 shares of the capital stock of the Balanced Portfolio and 300,000 shares of capital stock of the Emerging Growth Portfolio for its general account. The purchase price of each share was $10.00. All other shares are offered only to corresponding divisions of separate accounts established by Jefferson Pilot Financial or its affiliated insurance companies. Jefferson Pilot Financial intends to withdraw such investment from time to time.

      Each share of capital stock is entitled to one vote on all matters submitted to a vote of all stockholders of the Fund, and fractional shares are entitled to a corresponding fractional vote. Shares of a Portfolio will be voted separately from shares of other Portfolios on matters affecting only that Portfolio. The shares held by Jefferson Pilot Financial or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in a separate account representing charges imposed by Jefferson Pilot Financial or its affiliates and shares held by Jefferson Pilot Financial that are not otherwise attributable to Policies, will be voted by Jefferson Pilot Financial or its affiliated insurance companies in proportion to instructions received from the owners of Policies. Jefferson Pilot Financial and its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

      The assets received by the Fund for the issuance or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof are specifically allocated to each Portfolio. They constitute the underlying assets of each Portfolio, are required to be segregated on the books of account and are to be charged with the expenses of such Portfolio. Any assets which are not clearly allocable to a particular Portfolio or Portfolios are allocated in a manner determined by the Board of Directors. The assets of each Portfolio are charged with the liabilities of that Portfolio and a proportionate share of the general liabilities of the Fund. Accrued liabilities which are not clearly allocable to one or more Portfolios would generally be allocated among the Portfolios in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared with respect to such Portfolio and in the net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

      The shares of each Portfolio, are fully paid and non-assessable, have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable. Shares do not have cumulative voting rights.

      As a Maryland corporate entity, the Fund is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Fund is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolios; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the directors were elected by shareholders. The Fund expects that there will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. At such time, the directors then in office will call a shareholder meeting for the election of directors. In addition, holders of record of not less than two-thirds of the outstanding shares of the Fund may remove a director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Fund. The Fund has the obligation to assist in such shareholder communications. Except as set forth above, directors will continue in office and may appoint successor directors.

                   OWNERSHIP BY DISINTERESTED DIRECTORS OF
                 INTERESTS IN CERTAIN AFFILIATES OF THE FUND

      As of December 31, 2005, none of the disinterested Directors, nor any member of a disinterested Director's immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Portfolio, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Portfolio.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      Initially, shares of the Registrant were offered and sold only to The Volunteer State Life Insurance Company ("Volunteer"), a stock life insurance company organized under the laws of Tennessee. Effective July 1, 1991, Volunteer changed its name to Chubb Life Insurance Company of America ("Chubb Life") and re-domesticated to New Hampshire. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company ("J.P. Financial") on May 1, 1998. The purchasers of variable life insurance contracts issued in connection with separate accounts established by J.P. Financial or its affiliated insurance companies will have the right to instruct J.P. Financial or its affiliated insurance companies with respect to the voting of the Registrant's shares held by such separate accounts on behalf of policyowners. The shares held by J.P. Financial or its affiliated insurance companies, including shares for which no voting instructions have been received, shares held in the separate accounts representing charges imposed by J.P. Financial or its affiliated insurance companies against the separate account and shares held by J.P. Financial or its affiliated insurance companies that are not otherwise attributable to Policies, will also be voted by J.P. Financial or its affiliated insurance companies in proportion to instructions received from owners of Policies. J.P. Financial or its affiliated insurance companies reserve the right to vote any or all such shares at their discretion to the extent consistent with then current interpretations of the Investment Company Act of 1940 and rules thereunder. Subject to such voting instruction rights, J.P. Financial or its affiliated insurance companies will directly control the Registrant.

      Subsequently, shares of the Registrant may be offered and sold to other separate accounts formed by J.P. Financial, its successors or assigns, and by other insurance companies which, along with J.P. Financial, are subsidiaries of Lincoln JP Holdings, L.P., Lincoln National Corporation, or subsidiaries of such subsidiaries. In addition, shares of the Fund may be also offered and sold to other separate accounts of non-affiliated insurance companies. A diagram of the subsidiaries of Lincoln National Corporation is included in this filing.

      The following table indicates the percentage of ownership of each person or entity who owns of record 5% or more of the outstanding equity securities of the Fund's Portfolios. The Jefferson-Pilot Corporation Employees Retirement Plan owns beneficially 36.32%, 40.14% and 27.78% of the Small-Cap Value, Mid-Cap Growth, and Mid-Cap Value Portfolios respectively. All data is current as of April 4, 2006.

      Jefferson Pilot Financial Insurance Company ("JP Financial") is located at One Granite Place, Concord, NH 03301. Jefferson-Pilot Corporation ("JP Corporation") is located at 100 N. Green St., Greensboro, NC 27401.

                         JP Corp.              JP Financial        JP Corporation             JP Financial
JPVF Portfolio           Pension               Separate Acct A     VA Separate Account II     Separate Acct C
--------------           ---------------       ---------------     -------------------       -----------------
International Equity            --                81.70%                 6.77%                      9.39%
World Growth Stock              --                91.84%                   --                         --
Strategic Growth                --                85.99%                 6.21%                      5.41%
Capital Growth                  --                86.41%                 6.42%                      5.50%
Small Company                   --                91.79%                   --                         --
Growth                          --                75.57%                10.44%                     10.63%
S&P 500 Index                   --                82.12%                 5.20%                      9.66%
Value                           --                83.73%                 7.47%                      5.61%
Balanced                        --                78.22%                11.34%                      6.82%
High Yield Bond                 --                71.68%                 9.53%                     11.88%
Money Market                    --                70.28%                 9.52%                     13.88%
Small-Cap Value               36.32%              53.06%                   --                       6.07%
Mid-Cap Growth                40.14%              48.52%                   --                       6.37%
Mid-Cap Value                 27.78%              57.59%                   --                       6.83%

                        OFFERING AND REDEMPTION OF SHARES

      The Fund offers shares of each Portfolio only for purchase by the corresponding division of separate accounts established by Jefferson Pilot Financial or its affiliated insurance companies. It thus will serve as an investment medium for the Policies offered by Jefferson Pilot Financial and its affiliated insurance companies. The offering is without a sales charge and is made at each Portfolio's net asset value per share, which is determined in the manner set forth below under "DETERMINATION OF NET ASSET VALUE." In the future, the shares of the Fund may be offered to additional separate accounts of Jefferson Pilot Financial, its successor or assigns, or of its affiliated insurance companies.

      Jefferson Pilot Variable Corporation ("JP Variable Corporation") is the principal underwriter and distributor of the Fund's shares. It is also the principal underwriter and distributor of the Policies.

      Under the terms of the Fund Distribution Agreement entered into by JP Variable Corporation and the Fund, JP Variable Corporation is not obligated to sell any specific number of shares of the Fund. JP Variable Corporation also pays any distribution expenses and costs (that is, those arising from any activity which is primarily intended to result in the sale of shares issued by the Fund) including expenses and costs attributable to the Fund which are related to the printing and distributing of prospectuses and periodic reports to new or prospective owners of Policies. Such expenses are reimbursed by Jefferson Pilot Financial or its affiliated insurance companies, their successors or assigns, pursuant to the terms of separate agreements with Jefferson Pilot Securities relating to the sale of Policies.

      The Fund redeems all full and fractional shares of the Fund at the net asset value per share applicable to each Portfolio. See "DETERMINATION OF NET ASSET VALUE" below.

      Redemptions are normally made in cash, but the Fund has authority, at its discretion, to make full or partial payment by assignment to the separate account of portfolio securities at their value used in determining the redemption price. The Fund, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form N-18f-1, by which the Fund has committed itself to pay to the separate account in cash, all such separate account's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Portfolio's net asset value at the beginning of such period. The securities, if any, to be paid in-kind to the separate account will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate account would incur brokerage costs should it wish to liquidate these portfolio securities.

      The right to redeem shares or to receive payment with respect to any redemption of shares of any Portfolio may only be suspended (1) for any period during which trading on the New York Stock Exchange is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of that Portfolio is not reasonably practicable, or (3) for such other periods as the Securities and Exchange Commission may by order permit for the protection of stockholders of the Portfolio.

                        DETERMINATION OF NET ASSET VALUE

      The net asset value per share of each Portfolio is computed by dividing the sum of the value of the securities held by that Portfolio, plus any cash or other assets and minus all liabilities, by the total number of outstanding shares of that Portfolio at such time. Any expenses borne by the Fund, including the investment management fee payable to Jefferson Pilot Investment Advisory, are accrued daily except for extraordinary or non-recurring expenses.

      Portfolio securities which are traded on national stock exchanges are valued at the last sale price as of the close of business of the New York Stock Exchange on the day the securities are being valued, or, lacking any sales, at the bid price at the close of trading.

      Securities traded in the over-the-counter market are valued at the closing sales price as reported on a readily available market quotation system, or, if no sale took place, the mean between the bid and asked prices. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors of the Fund.

      Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using appropriately translated foreign market closing prices.

      Long-Term U.S. Treasury securities and other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities are valued at representative quoted prices from bond pricing services.

      Long-term publicly traded corporate bonds are valued at prices obtained from a bond pricing service when such prices are available or, when appropriate, from broker-dealers who make a market in that security.

      Debt instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Under this method of valuation, the security is valued at cost on the date of purchase plus a constant rate of amortization of any discount or premium until maturity, regardless of any intervening change in general interest rates or the market value of the instrument. The amortized cost value of the security may be either more or less than the market value at any given time. If for any reason the fair value of any security is not fairly reflected through the amortized cost method of valuation, such security will be valued by market quotations, if available, otherwise as determined in good faith by the Board of Directors.

                             ADDITIONAL INFORMATION

Reports

      Annual and semi-annual reports containing financial statements of the Fund, as well as voting instruction soliciting material for the Fund, have been sent to Policyowners.

Name and Service Mark

      The Chubb Corporation in conjunction with its sale of Jefferson Pilot Financial to Jefferson-Pilot Corporation has granted a limited right to use the "Chubb" name and service mark. Jefferson-Pilot Corporation has also granted a limited license to the Fund to use the Jefferson Pilot name and service mark.

                              FINANCIAL STATEMENTS

      The financial statements contained in the Fund's December 31, 2005 Annual Report are incorporated herein by reference.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC
                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                              CSAM CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("CSAM") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires CSAM to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, CSAM must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and CSAM Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of CSAM's clients. The Policy addresses particular issues and gives a general indication of how CSAM will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of CSAM's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     CSAM investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

     CSAM is the institutional and mutual fund asset management arm of Credit Suisse First Boston, which is part of Credit Suisse Group, one of the world's largest financial organizations. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, CSAM and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by CSAM for its clients' accounts. The interests of CSAM and/or its affiliates and personnel may conflict with the interests of CSAM's clients in connection with any proxy issue. In addition, CSAM may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

CSAM is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:
     -   a copy of the Policy;
     -   a copy of each proxy statement received on behalf of CSAM clients;
     -   a record of each vote cast on behalf of CSAM clients;
     - a copy of all documents created by CSAM personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and
     - a copy of each written request by a client for information on how CSAM voted proxies, as well as a copy of any written response.

     CSAM reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

Disclosure

     CSAM will describe the Policy to each client. Upon request, CSAM will provide any client with a copy of the Policy. CSAM will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. CSAM has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide CSAM with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

Operational Items

Adjourn Meeting

     Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

Amend Quorum Requirements

     Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

Amend Minor Bylaws

     Generally vote for bylaw or charter changes that are of a housekeeping nature.

Change Date, Time, or Location of Annual Meeting

     Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratify Auditors

     Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

Board of Directors

Voting on Director Nominees in Uncontested Elections

     Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences; (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding;
     (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

Cumulative Voting

     Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Director and Officer Indemnification and Liability Protection

     Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Filling Vacancies/Removal of Directors

     Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

     Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including:
     (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board;
     (3) all independent key committees; or (4) established governance guidelines.

Majority of Independent Directors

     Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders

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     on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

Term Limits

     Generally vote against shareholder proposals to limit the tenure of outside directors.

Proxy Contests

Voting on Director Nominees in Contested Elections

     Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

Amend Bylaws without Shareholder Consent

     Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

Confidential Voting

     Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

Cumulative Voting

     Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

     Votes on advance notice proposals are determined on a case-by-case basis.

Amend Bylaws without Shareholder Consent

     Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills (Shareholder Rights Plans)

     Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

Shareholders' Ability to Act by Written Consent

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     Generally vote against proposals to restrict or prohibit shareholders'
     ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

Shareholders' Ability to Call Special Meetings

     Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

Supermajority Vote Requirements

     Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

Merger and Corporate Restructuring

Appraisal Rights

     Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

     Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments;
     (2) fairness opinion; (3) financial and strategic benefits; (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

Asset Sales

     Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital; (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

Conversion of Securities

     Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review
     (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
     (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reverse Leveraged Buyouts

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     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
     (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

     Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights; (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium; (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

Joint Ventures

     Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed; (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

     Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
     (3) offer price; (4) fairness opinion; (5) how the deal was negotiated;
     (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

Private Placements

     Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review:
     (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Prepackaged Bankruptcy Plans

     Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
     (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of

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     interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Recapitalization

     Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
     (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

     Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Spinoffs

     Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights;
     (6) change in the capital structure

Value Maximization Proposals

     Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

Capital Structure

Adjustments to Par Value of Common Stock

     Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

Common Stock Authorization

     Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-class Stock

     Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

     Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

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Preemptive Rights

     Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

Preferred Stock

     Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization

     Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
     (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

Reverse Stock Splits

     Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

Share Repurchase Programs

     Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

     Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

Tracking Stock

     Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

Executive and Director Compensation

Executive and Director Compensation

     Votes on compensation plans for directors are determined on a case-by-case basis.

Stock Plans in Lieu of Cash

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     Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

Director Retirement Plans

     Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options

     Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals

     Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

     Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

     Generally vote for proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

     Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Performance-Based Option Proposals

     Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

Stock Option Expensing

     Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

Golden and Tin Parachutes

     Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2005
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                 DALTON, GREINER, HARTMAN, MAHER & COMPANY, LLC
                             PROXY VOTING GUIDELINES

INTRODUCTION

The Labor Department's Pension and Welfare Benefits Administration has emphasized that pension fund managers must place the interests of plan beneficiaries and participants ahead of all other considerations in deciding how to vote proxies (documents for putting issues to a vote of shareholders). Under the Employee Retirement Income Security Act (ERISA) of 1974, investment managers must verify holdings shown on proxy cards and act "solely in the interest of the participants and beneficiaries" of the plan and "for the exclusive purpose of providing benefits to them and defraying reasonable expenses of administering the plan".

Dalton, Greiner, Hartman, Maher & Company, LLC (DGHM) will vote all proxies for its clients unless voting responsibility is specifically assigned to another party, such as the fiduciary or plan trustee.

DGHM recognizes the following principles regarding proxy voting:

- Voting rights have economic value and should be considered (plan) assets within the meaning of ERISA. Since voting rights can affect the economic value of a company's securities, they must be exercised with the utmost care. When fiduciaries of pension plans or their managers don't vote on the ultimate value of their holding, they are hurting not only themselves but the beneficiaries of the funds they hold in trust.

- Shares should be voted based on a careful analysis of the impact of the vote on the ultimate economic value of the plan's investment (not management's inherent interest) during the period in which the plan intends to hold the investment. Blindly voting with management or on an uninformed basis is imprudent and may be a violation of the exclusive purpose/benefit rule.

- While there is a potential for a conflict of interest in that DGHM may hold securities in client portfolios that are also clients of our various products, DGHM will NEVER vote with an eye toward its business or private interest. Doing so represents a clear violation of ERISA's exclusive benefit rule. In such cases, we will always vote in accordance with our guidelines, without exception.

- DGHM will consider INITIATING actions to protect the value of a plan's investment only in those situations where it is cost/beneficial to do so.

- From time-to-time, proxy votes may be made that are on issues not specifically covered in the guidelines enumerated below or in exception to the stated guidelines. Such votes will be made with the primary goal of preserving or enhancing the economic value of the plan's investment, and an explanation of the vote will be noted under the reporting requirements described below.

                                                              September 2005

REPORTING AND MONITORING REQUIREMENTS

Dalton, Greiner, Hartman, Maher & Company, LLC's proxy record-keeping system includes:

- A brief description of the proxy proposals for each company is the portfolio.

- Verification that the shares listed on the proxy match DGHM's individual account records as of the record date.

-    Record and meeting dates.

-    The vote cast on each proposal.

-    Notification of Trustee/Custodian that a proxy has not been received.

-    A record of any calls or other contacts made regarding a vote.

Clients may receive full record of all proxy reports at anytime by calling Dolores Casaletto at (239) 435-7012.

PROXY VOTING GUIDELINES

1.   CUMULATIVE VOTING
     We will vote against proposals for cumulative voting to elect directors. Cumulative voting allows shareholders to cast all of their votes for a single candidate or any two or more of them. The result is that a minority block of stock can be represented on the board. Such representation could be counter to the interest of the majority of stockholders.

2.   CLASSIFIED BOARD
     We will vote against the classification of a board. We will vote for the declassification of an existing classified board. In most instances, classified boards are divided into three classes, with the directors of each class elected to overlapping three-year terms. When a classified board structure is already in place, and a routine matter with respect to the reelection of directors or the election of noncontroversial new directors is proposed, we will vote in favor of the proposal.

3.   GREENMAIL
     We will vote for anti-greenmail provisions. Greenmail is essentially blackmailing management into buying back stock at a price greater than the fair market value to avoid a takeover or a proxy fight. We support anti-greenmail provisions that require that the price paid to the greenmailer be extended to all shareholders of record.

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4.   DIRECTORS AND OFFICERS INDEMNITY AND LIABILITY
     We will vote with management on proposals to indemnify directors by covering the expenses or penalties associated with lawsuits if the director or officer acted in good faith. Management proposals to specify indemnification for board members are seen as shark repellent and will be voted against. We will vote with management on proposals to limit/eliminate personal liability of directors; however, we oppose proposals that would free directors and officers from liability for negligence or inside dealing.

5.   FAIR PRICE
     We will not support fair price proposals, or any proposals which increase the percent vote required for business mergers or acquisitions above the minimum required by the state in which the company is incorporated.

6.   COMPENSATION
     New or revised bonus, incentive, profit sharing, savings, or pension plans, considered "non-routine" proposals, will be reviewed on a case-by-case basis. Ceilings on pension benefits will be voted as the company's management recommends. We will vote against management on significant increased compensation awards and/or employment contracts to senior management which become effective upon change in ownership of the company, commonly called "Golden Parachutes". WE WILL VOTE AGAINST EXECUTIVE COMPENSATION PLANS THAT ARE EXCESSIVE AND/OR NOT ALIGNED WITH SHAREHOLDERS' LONG-TERM INTERESTS.

7.   POISON PILL
     Under a poison pill plan, or shareholder rights plan, shareholders are issued rights to purchase stock in their company or in the acquiring company if a hostile bidder acquires certain percentage of the outstanding shares. While anecdotal evidence suggests that poison pills may be benefited shareholders in some cases, there is no reliable evidence to suggest that, on average, poison pills enhance shareholder value. Taken as a whole, the evidence shows that poison pills have negative wealth effects on shareholders, both in the short-term and over the long-term. The evidence also shows that pills lead to the defeat of value-enhancing bids, reduce takeover premiums and serve as a significant deterrent to takeover bids. Therefore, we support shareholder proposals to eliminate anti-takeover defenses such as poison pills, and are against installing poison pill plans where none exist.

8.   PREEMPTIVE RIGHTS
     We will vote against proposals which grant preemptive rights and in favor of proposals which eliminate such rights. Preemptive rights result in a loss of financing flexibility and are likely to deter companies from raising capital advantageously. Shareholders will have no difficulty maintaining their relative position through open market purchases, should they so desire.

9.   SECRET BALLOT
     We will vote for proposals that stockholders identity be kept secret in public documents dealing with proxies, ballots, and voting tabulations.

10.  SUPER-MAJORITY
     We will oppose management on super-majority requirements for more than a majority of the vote to approve mergers, tenders and sales. We will oppose management on super-majority requirements to remove directors or repeal or amend by-laws.

11.  UNEQUAL VOTING RIGHTS
     We will oppose management on issues of securities with differential voting power. This entails authorization of a class of common having superior or inferior voting rights of existing common with or without entitlement to elect a majority of the board. This includes proposals that grant short-term or long-term differential voting rights for the same class of stock or restriction on voting rights for large stockholders.

12.  REINCORPORATION
     Proposals for reincorporation are decided on a case-by-case basis. Management generally promotes proposals to reincorporate a company in Delaware to take advantage of a 1986 Delaware law which limits the liability of directors.

13.  SHAREHOLDER ACTION BY SPECIAL MEETING & WRITTEN CONSENT
     Against proposals to eliminate the power of shareholders to act by written consent and/or to call a Special Meeting, amend the by-laws, or take other action regarding the Board of Directors.

14.  BLANK CHECK PREFERRED
     We will vote against authorizing blankcheck preferred stock - stock that does not have specific voting, dividend, conversion or other rights until issuance - because a company could dilute the voting rights of the common stock by issuing a new series of preferred stock that has super voting rights. For example, in the event of an attempted takeover, management could sell itself stock that had 1,000 times the voting rights of the common stock, preventing an acquirer from gaining a controlling interest in the company.

15.  CHANGES IN CAPITAL
     The following proposals will be decided on a case-by-case basis: new classes of stock, increases in common stock, stock splits, expanded purpose for convertibles, repurchase shares, increase shares and stock split, expand authority of Board on Preferred Stock, other capitalization-related proposals, issuance of stock for other reasons, joint plans for reorganization, proposals to merge with another company, restructuring plans, and proposals to issue shares in connection with acquisition.

16.  SELECTION OF AUDITORS
     We will support the selection of auditors we know to be competent and respected, and may vote against any whose integrity of objectivity has come under question. We will review votes to change auditors on a case-by-case basis, with emphasis on the explanation for the change. We will review proposals requiring auditor rotation on a case-by-case basis, taking into account the tenure of the audit firm, the proposed rotation period and whether the company regularly reviews the auditor for quality and cost.

17.  SHAREHOLDER ACCESS TO THE PROXY FOR DIRECTOR NOMINATIONS ("OPEN ACCESS")
     We generally favor open access proposals, but will vote such proposals on a case-by-case basis, taking into account the ownership threshold and the proponent's rationale for the proposal.

18.  BOARD INDEPENDENCE
     We will vote for shareholder proposals requiring only independent directors can serve on board audit, compensation and/or nominating committees. To determine independence we will use the standards adopted by the NYSE and NASDAQ. Please refer to Appendix A.

19.  SEPARATION OF CHAIRPERSON AND CEO
     We will review proposals to separate the Board Chairperson and CEO responsibilities on a case-by-case basis. In most circumstances, separating the two responsibilities avoids conflicts of interest. However, in many smaller companies that have a limited group of leaders, it may be appropriate to combine these positions.

20.  LEAD INDEPENDENT DIRECTOR
     We will vote in favor of proposals to appoint a lead independent director.

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                                   APPENDIX A

                           CATEGORIZATION OF DIRECTORS
INSIDE DIRECTOR

     -    Employee of the company or its affiliates.
     - Nonemployee officer of the company if he is among the five most highly compensated individuals.
     -    Listed as a Section 16 officer in the 10-K or proxy statement.
     -    Interim CEO.
     - Beneficial ownership of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group; e.g., members of a family beneficially own less than 50 percent individually, but combined own more than 50 percent).

AFFILIATED DIRECTOR

     -    Former executive of the company or its affiliates.
     - Former interim CEO if the service was longer than one year or if the service was between six months and a year and the compensation was high relative to that of the other directors (5x their pay) or in line with a CEO's compensation.
     -    Former executive of an acquired firm.
     - Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor.
     - Executive, former executive, general or limited partner of a joint venture or partnership with the company.
     -    Relative of current employee of company or its affiliates.
     -    Relative of former executive of company or its affiliates.
     - Currently provides (or a relative provides) professional services to the company or its affiliates or to its officers.
     - Employed by (or a relative is employed by) a significant customer or supplier.
     - Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement.
     - Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders.
     - Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee.
     -    Founder of the company but not currently an employee.
     - Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments from the company or its affiliates.
     -    Board attestation that an outside director is not independent.

INDEPENDENT DIRECTOR
            -  No connection to the company other than a board seat

            Source: ISS 2005 Corporate Governance Policy Updates
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                                                                NOVEMBER 8, 2005

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

     Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. In each case where an investment team declines to follow a recommendation of a company's management, a detailed explanation of the reason(s) for the decision is entered into the proxy voting system. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

     The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Funds; (ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

     Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be limited. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees and seek voting instructions from those Committees in accordance with the procedures described below under "Specific Procedures for Potential Conflict Situations". If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue were not covered by those policies, we would follow the recommendation of ISS.

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SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

SITUATION 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

     Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

     The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

SITUATION 2. Lord Abbett has a Significant Business Relationship with a Company.

     Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) that have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months;
(b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; (c) an institutional client which has an investment management agreement with Lord Abbett; (d) an institutional investor having at least $5 million in Class Y shares of the Lord Abbett Funds; and (e) a large plan 401(k) client with at least $5 million under management with Lord Abbett.

     For each proxy issue involving a Relationship Firm, Lord Abbett shall notify the Fund's Proxy Committee and shall seek voting instructions from the Fund's Proxy Committee only in those situations where Lord Abbett has proposed NOT to follow the recommendations of ISS.

                       SUMMARY OF PROXY VOTING GUIDELINES

     Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

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ELECTION OF DIRECTORS

     Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case-by-case basis. Factors that are considered include current composition of the board and keyboard nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

     There are some actions by directors that may result in votes being withheld. These actions include:

     1) Attending less than 75% of board and committee meetings without a valid excuse.

     2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

     3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

     4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

     5)   Failing to replace management as appropriate.

     We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

INCENTIVE COMPENSATION PLANS

     We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution.

     We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

     1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

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     2)   Management's rationale for why the repricing is necessary.
     3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.
     4) Other factors, such as the number of participants, term of option, and the value for value exchange.

     In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small-and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

SHAREHOLDER RIGHTS

CUMULATIVE VOTING

     We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

CONFIDENTIAL VOTING

     There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

     On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

SUPERMAJORITY VOTING

     Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

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TAKEOVER ISSUES

     Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

     Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

     - Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
     -    No dead-hand or no-hand pills.
     - Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
     - Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

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

SOCIAL ISSUES

     It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

                         MARSICO CAPITAL MANAGEMENT, LLC
                       PROXY VOTING POLICY AND PROCEDURES

A.       STATEMENT OF POLICY

1. It is the policy of Marsico Capital Management, LLC ("MCM") to seek to vote or otherwise process (such as by a decision to abstain or take no action) all proxies over which it has voting authority in the best interest of MCM's clients, as summarized here.

- Under MCM's investment discipline, one of the qualities MCM usually seeks in companies it invests in for client portfolios is good management. Because MCM has some confidence that the managements of most portfolio companies it invests in for clients seek to serve shareholders' best interests, we believe that voting proxies in our clients' best economic interest ordinarily means voting with these managements' recommendations.

- Although MCM ordinarily will vote proxies with management recommendations, MCM's analysts generally review proxy proposals as part of our normal monitoring of portfolio companies and their managements. In rare cases, MCM might decide to vote a proxy against a management recommendation. MCM may notify affected clients of such a decision if it is reasonably feasible to do so.

- MCM may process certain proxies in a manner other than by voting them, such as by abstaining from voting or by taking no action on certain proxies. Some examples include, without limitation, proxies issued by companies we have decided to sell, proxies issued for securities we did not select for a client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney, or holding requirements. MCM also may abstain from voting, or take no action on, proxies in other circumstances, such as when voting with management may not be in the best economic interest of clients, or as an alternative to voting with management, or when voting may be unduly burdensome or expensive. MCM will not notify clients of these routine abstentions or decisions not to take action.

- In circumstances when there may be an apparent material conflict of interest between MCM's interests and clients' interests in how proxies are voted (such as when MCM knows that a proxy issuer is also an MCM client), MCM generally will resolve any appearance concerns by causing those proxies to be "echo voted" or "mirror voted" in the same proportion as other votes, or by voting the proxies as recommended by an independent service provider. MCM will not notify clients if it uses these routine procedures to resolve an apparent conflict. In rare cases, MCM might use other procedures to resolve an apparent conflict, and give notice to clients if it is reasonably feasible to do so.

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

- MCM generally uses an independent service provider to help vote proxies, keep voting records, and disclose voting information to clients. MCM's proxy voting policy and information about the voting of a client's proxies are available to the client on request.

- MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action) as intended under MCM's Proxy Voting policy and procedures. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system or other factors beyond MCM's control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider.

B.       DEFINITIONS

2. By "best interest of MCM's clients," MCM means clients' best economic interest over the long term -- that is, the common interest that all clients share in seeing the value of a common investment increase over time. Clients may have differing political or social interests, but their best economic interest is generally uniform.

3.a.     By "material conflict of interest," MCM means circumstances when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity, and may appear to have a significant conflict of interest between its own interests and the interests of clients in how proxies of that issuer are voted. A material conflict of interest might also exist in unusual circumstances when MCM has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity and MCM's parent company, Bank of America Corporation ("BAC") or a BAC subsidiary.

3.b.     A material conflict of interest ordinarily does not exist when BAC or a
BAC subsidiary other than MCM does business with a particular proxy issuer or closely affiliated entity, because: (i) MCM is separately managed from BAC and other subsidiaries; (ii) MCM's employees work in a separate location from BAC and other subsidiaries and do not routinely communicate with them; (iii) MCM generally is not aware of a proxy issuer's (or affiliated entity's) business arrangements with BAC or other subsidiaries, and is not aware of the materiality of such arrangements to BAC or other subsidiaries; and (iv) MCM has no direct interest in any such business arrangements.

C. PROCEDURES: MCM INVESTS WITH MANAGEMENTS THAT SEEK SHAREHOLDERS' BEST INTERESTS, AND ORDINARILY VOTES PROXIES WITH MANAGEMENT RECOMMENDATIONS

4. Under MCM's investment discipline, one of the qualities MCM usually seeks in portfolio companies it invests in for clients is good management. MCM has some

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confidence that the managements of most companies in which MCM invests for client portfolios seek to serve shareholders' best interests. Because MCM has some confidence in the managements of most portfolio companies, it believes that these managements' decisions and recommendations on issues such as proxy voting ordinarily are likely to be in shareholders' best interests.

5. Therefore, when portfolio companies in which MCM has invested client funds issue proxies, MCM ordinarily votes the proxies with management recommendations, because it believes that recommendations by these companies' managements generally are in shareholders' best interests, and therefore in the best economic interest of MCM's clients.

6. MCM may periodically reassess its view of companies' managements. If MCM concludes that a company's management no longer serves shareholders' best interests, MCM may sell its clients' shares of the company. MCM believes that clients do not usually benefit from holding shares of a poorly managed company or engaging in proxy contests with management.

D.       PROCEDURES: USE OF AN INDEPENDENT SERVICE PROVIDER

7. MCM may engage an independent service provider to assist with the administrative and ministerial aspects of proxy voting. The independent service provider may perform functions such as voting proxies for MCM in accordance with MCM's instructions based on MCM's proxy voting policy, maintaining records of proxy votes, and assisting in preparing certain reports. To avoid the possibility that MCM's proxy votes could be affected by potential conflicts of interest that may exist between an independent service provider and a proxy issuer, MCM generally does not follow such a service provider's voting recommendations, or cause such a service provider to vote proxies for MCM based on the service provider's recommendations (although MCM may do so in certain circumstances discussed in "Alternative Procedures for Potential Material Conflicts of Interest" below).

E.       PROCEDURES: VOTING/ABSTENTION/NO ACTION/OTHER EXCEPTIONS

8. MCM seeks to ensure that, to the extent reasonably feasible, proxies for which MCM receives ballots in good order and receives timely notice will be voted or otherwise processed as intended under MCM's Proxy Voting policy and procedures. MCM employs a number of measures, including certain reconciliations and other cross-check procedures, to attempt to verify that proxies are voted or otherwise processed as intended, although such checks may not be feasible or reliable in some cases because of the complexity of the proxy voting process. MCM's ability to vote or otherwise process proxies may be limited by these or other factors, and by MCM's dependence on custodians and independent proxy voting service providers to assist in processing proxies. MCM may be unable to vote or otherwise process proxy ballots that are not received or processed in a timely manner due to functional limitations of the proxy voting system or other factors beyond MCM's control. Such ballots may include, without

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limitation, ballots for securities out on loan under securities lending programs initiated by a client or its custodian, ballots not timely forwarded by a custodian, or ballots for which MCM does not receive timely notice from a proxy voting service provider.

9.a      MCM may process some proxies in a manner other than by voting them, such as through a decision to abstain or take no action on such proxies. If MCM has decided to sell the shares of a company, MCM generally may abstain from voting or may take no action on proxies issued by the company. If MCM receives proxies relating to securities acquired as a result of an account transition (such as, without limitation, securities delivered into a newly opened MCM account that were selected by the client or by a previous adviser), MCM generally may choose to abstain from voting or to take no action on the proxies because the related shares may not be retained in the account for a substantial period of time. MCM also may abstain or take no action on proxies issued for other securities that MCM did not select for a client portfolio (such as, without limitation, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM). MCM generally will not notify clients when any of these types of abstentions (or decisions to take no action) occur.

9.b.     MCM also may abstain from voting or take no action on proxies in other circumstances. MCM may determine, for example, that abstaining from voting or taking no action on proxies is appropriate if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of clients, such as when foreign proxy issuers impose burdensome or unreasonable voting, power of attorney, or holding requirements, when abstention or taking no action may be the most appropriate response to a proposal, when voting with management may not be in the best economic interests of clients in MCM's view, or as an alternative to voting with management. MCM generally will not notify clients when this type of abstention (or decision to take no action) occurs.

10. On an exceptions basis, MCM may for other reasons choose to depart from its usual procedure of ordinarily voting proxies as recommended by management. MCM may notify affected clients of such a decision if it is reasonably feasible to do so. The procedures in this policy apply to all proxy voting matters over which MCM has voting authority, including changes in corporate governance structures, the adoption or amendment of compensation plans (including stock options), and matters involving social issues or corporate responsibility.

F.       ALTERNATIVE PROCEDURES FOR POTENTIAL MATERIAL CONFLICTS OF INTEREST

11. In certain circumstances, such as when the proponent of a proxy proposal is also a client of MCM, an appearance might arise of a potential conflict between MCM's interests and the interests of affected clients in how the proxies of that issuer are voted.

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12.      Because MCM ordinarily votes proxies as recommended by management, no potential conflict of interest could actually affect MCM's voting of the proxies.

13.a.    Nevertheless, when MCM itself knowingly does business with a particular proxy issuer or closely affiliated entity (or has actual knowledge of a material business arrangement between a particular proxy issuer or closely affiliated entity, on the one hand, and BAC or a BAC subsidiary, on the other), and a material conflict of interest between MCM's interests and clients' interests may appear to exist, MCM generally would, to avoid any appearance concerns, follow an alternative procedure rather than vote proxies as recommended by management. Such an alternative procedure generally would involve either:

    (i) Directing an independent service provider to cause the proxies to be "echo voted" or "mirror voted" in the same proportion as the votes of other proxy holders that are not MCM clients if the service provider indicates it can do so; or

    (ii) Directing the proxies to be voted in accordance with the recommendations of an independent service provider that MCM may use to assist in voting proxies. This procedure will only be used if it can be determined that the independent service provider appears able to make such recommendations in an impartial manner and in the best interests of MCM's clients. In making this determination, MCM may (1) require the independent service provider to represent or otherwise demonstrate, each time the service provider makes a voting recommendation upon which MCM proposes to rely, that the service provider faces no conflict of interest with respect to the vote, or
         (2) ask the independent service provider to disclose to MCM relevant facts concerning the firm's relationship with the proxy issuer and certify that the service provider has taken steps to ensure that no actual conflicts exist.

MCM generally will not notify clients if it uses either of these usual procedures to resolve an apparent material conflict of interest. MCM will document the identification of any material conflict of interest and its procedure for resolving the particular conflict.

13.b.    In unusual cases, MCM may use other alternative procedures to address circumstances when a material conflict of interest may appear to exist, such as, without limitation:

    (i) Notifying affected clients of the conflict of interest (if it is reasonably feasible to do so), and seeking a waiver of the conflict to permit MCM to vote the proxies under its usual policy;

    (ii) Abstaining from voting, or taking no action on, the proxies; or

    (iii)Forwarding the proxies to clients so that clients may vote the proxies themselves.

14. MCM generally would notify affected clients if it is reasonably feasible to do so if it uses one of these alternative procedures to resolve a material conflict of interest.

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G.       VOTING BY CLIENT INSTEAD OF MCM

15. An MCM client may vote its own proxies instead of directing MCM to do so. MCM recommends this approach if a client believes that proxies should be voted based on political or social interests.

16. MCM generally will not accept proxy voting authority from a client (and will encourage the client to vote its own proxies) if the client seeks to impose client-specific voting guidelines that may be inconsistent with MCM's guidelines or with the client's best economic interest in MCM's view.

17. MCM generally will abstain from voting on or will take no action on proxy votes relating to the commencement of legal proceedings such as shareholder class actions or bankruptcy proceedings.

H.       PERSONS RESPONSIBLE FOR IMPLEMENTING MCM'S POLICY

18. MCM's Client Services staff has primary responsibility for implementing MCM's proxy voting procedures, including ensuring that proxies are timely submitted. MCM also generally uses a service provider to assist in voting proxies, recordkeeping, and other matters.

19. MCM's Investment Management Department, including security analysts, routinely review proxy proposals as part of their ongoing reassessment of companies and their managements.

I.       RECORDKEEPING

20.a.    MCM or a service provider maintains, in accordance with Rule 204-2 of the Investment Advisers Act:

    (i)  Copies of all proxy voting policies and procedures;

    (ii) Copies of proxy statements received (unless maintained elsewhere as described below);

    (iii)Records of proxy votes cast on behalf of clients;

    (iv) Documents prepared by MCM that are material to a decision on how to vote or memorializing the basis for a decision;

    (v) Written client requests for proxy voting information, and (vi) written responses by MCM to written or oral client requests.

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20.b.    Under MCM's Proxy Voting policy and procedures, MCM will document instances in which it identifies a material conflict of interest, as well as the procedure utilized for resolving the particular conflict. MCM's Client Services Department also documents certain other non-routine proxy voting issues, including: (1) the basis for any decision in which MCM determines to vote against a management recommendation; and (2) any decision to abstain or take no action on a proxy that is intended by MCM to demonstrate divergence from a management recommendation.

20.c.    MCM will not document other, more routine instances in which it may abstain or take no action on a particular proxy, including certain situations identified in MCM's Proxy Voting policy and procedures. MCM generally will not document, for example, the basis for routine decisions to abstain or take no action on proxies in circumstances when foreign issuers impose burdensome or unreasonable voting, power of attorney. or holding requirements, when MCM has determined to sell a security, when MCM did not select the securities for the client portfolio (such as, without limitation, securities that were selected by the client or by a previous adviser, unsupervised securities held in a client's account, or money market securities or other securities selected by clients or their representatives other than MCM), or in other routine situations identified in section 9 above. MCM also cannot document decisions not to vote or otherwise process proxies that were not received in good order, not received in a timely fashion, or otherwise not processed for reasons beyond MCM's control, such as certain situations addressed in section 8 above.

21. MCM will obtain an undertaking from any service provider that the service provider will provide copies of proxy voting records and other documents promptly upon request if MCM relies on the service provider to maintain related records.

22. MCM or its service provider may rely on the SEC's EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (as is generally true in the case of larger U.S.-based issuers).

23. All proxy-related records will be maintained in an easily accessible place for five years (and an appropriate office of MCM or a service provider for the first two years).

J.       AVAILABILITY OF POLICY AND PROXY VOTING RECORDS TO CLIENTS

24. MCM will initially inform clients of this policy and how a client may learn of MCM's voting record for the client's securities through summary disclosure in Part II of MCM's Form ADV. Upon receipt of a client's request for more information, MCM will provide to the client a copy of this proxy voting policy and/or how MCM voted proxies for the client during the period since this policy was adopted.

                               *     *      *

MCM's Chief Compliance Officer will review this policy at least annually to determine whether it should be amended or updated. Any amendments to this policy require the written approval of the Chief Compliance Officer.

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Approved by:          Steven Carlson /s/
                      ------------------

Title:                Chief Compliance Officer
                      ------------------------

Effective Date:       October 1, 2004
                      ---------------
_____________________________________________


Policy Amended:       February 10, 2006
                      -----------------

Approved by:          Steven Carlson
                      --------------

Title:                Chief Compliance Officer
                      ------------------------

Effective Date:       February 10, 2006
                      ------------------

Mellon Capital
Management Corporation
Proxy Voting Policy
(Approved 08/20/2004)*

SCOPE OF POLICY

This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

FIDUCIARY DUTY

We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

LONG-TERM PERSPECTIVE

We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

LIMITED ROLE OF SHAREHOLDERS

We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

ANTI-TAKEOVER PROPOSALS

We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

"SOCIAL" ISSUES

On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

* Annual Review Completed 8/5/05 - No Revisions Necessary

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

PROXY VOTING PROCESS

Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

MATERIAL CONFLICTS OF INTEREST

We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

SECURITIES LENDING

We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

RECORDKEEPING

We will keep, or cause our agents to keep, the records for each voting proposal required by law.

DISCLOSURE

We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

                    MASSACHUSETTS FINANCIAL SERVICES COMPANY

                      PROXY VOTING POLICIES AND PROCEDURES

SEPTEMBER 17, 2003, AS REVISED ON SEPTEMBER 20, 2004, MARCH 15, 2005 AND MARCH 1, 2006

          Massachusetts Financial Services Company, MFS Institutional Advisors, Inc. and MFS' other investment adviser subsidiaries (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS, other than the MFS Union Standard Equity Fund (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

          The MFS Proxy Voting Policies and Procedures include:

          A.   Voting Guidelines;

          B.   Administrative Procedures;

          C.   Monitoring System;

          D.   Records Retention; and

          E.   Reports.

A.   VOTING GUIDELINES

     1.   GENERAL POLICY; POTENTIAL CONFLICTS OF INTEREST

          MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares, administration of 401(k) plans, and institutional relationships.

          MFS has carefully reviewed matters that in recent years have been presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote. In all cases, MFS will exercise its discretion in voting on these matters in accordance with this overall principle. In other words, the underlying guidelines are simply that - guidelines. Proxy items of significance are often considered on a case-by-case basis, in light of all relevant facts and circumstances, and in certain cases MFS may vote proxies in a manner different from these guidelines.

          As a general matter, MFS maintains a consistent voting position on similar proxy proposals with respect to various issuers. In addition, MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. However, MFS recognizes that there are gradations in certain types of proposals that might result in different voting positions being taken with respect to different proxy statements. There also may be situations involving matters presented for shareholder vote that are not clearly governed by the guidelines, such as proposed mergers and acquisitions. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering a valid explanation. MFS reserves the right to override the guidelines with respect to a particular shareholder vote when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

          From time to time, MFS receives comments on these guidelines as well as regarding particular voting issues from its clients and corporate issuers. These comments are carefully considered by MFS, when it reviews these guidelines each year and revises them as appropriate.

          These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its affiliates that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Review Group is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

     2.   MFS' POLICY ON SPECIFIC ISSUES

          ELECTION OF DIRECTORS

          MFS believes that good governance should be based on a board with a majority of directors who are "independent" of management, and whose key committees (E.G., compensation, nominating, and audit committees) are comprised entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested elections, we will withhold our vote for a nominee for a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not "independent" or, alternatively, the compensation, nominating or audit committees would include members who are not "independent." MFS will also withhold its vote for a nominee to the board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason. In addition, MFS will withhold its vote for all nominees standing for election to a board of a U.S. issuer if we can determine: (1) if, since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has repriced underwater options; or (2) if, within the last year, shareholders approved by majority vote a resolution recommending that the board rescind a "poison pill" and the board has failed to take responsive action to that resolution. Responsive action would include the rescission of the "poison pill"(without a broad reservation to reinstate the "poison pill" in the event of a hostile tender offer), or public assurances that the terms of the "poison pill" would be put to a binding shareholder vote within the next five to seven years.

          MFS evaluates a contested election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates and an evaluation of what each side is offering shareholders.

          MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (E.G., contested elections) ("Majority Vote Proposals").

          MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

        MFS believes that a company's election policy should address the specific circumstances at that company. MFS considers whether a company's election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

     - Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

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

     - Guidelines should include a reasonable timetable for resolution of the nominee's status and a requirement that the resolution be disclosed together with the reasons for the resolution;
     - Vest management of the process in the company's independent directors, other than the nominee in question; and
     - Outline the range of remedies that the independent directors may consider concerning the nominee.

          CLASSIFIED BOARDS

          MFS opposes proposals to classify a board (E.G., a board in which only one-third of board members are elected each year). MFS supports proposals to declassify a board.

          NON-SALARY COMPENSATION PROGRAMS

          Restricted stock plans should reward results rather than tenure. In some cases, restricted stock is granted to the recipient at deep discounts to fair market value, sometimes at par value. The holder cannot sell for a period of years, but in the meantime the holder is able to vote and receive dividends. Eventually the restrictions lapse and the stock can be sold by the holder.

          MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

          MFS opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to reprice underwater options or to automatically replenish shares (I.E., evergreen plans). MFS will consider on a case-by-case basis proposals to exchange existing options for newly issued options (taking into account such factors as whether there is a reasonable value-for-value exchange).

          MFS opposes stock option and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against stock option and restricted stock plans if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS may accept a higher percentage (up to 20%) in the case of startup or small companies which cannot afford to pay large salaries to executives, or in the case where MFS, based upon the issuer's public disclosures, believes that the issuer has been responsible with respect to its recent compensation practices, including the mix of the issuance of restricted stock and options.

          MFS votes in favor of stock option or restricted stock plans for non-employee directors as long as they satisfy the requirements set forth above with respect to stock option and restricted stock plans for company executives.

          EXPENSING OF STOCK OPTIONS

          While we acknowledge that there is no agreement on a uniform methodology for expensing stock options, MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company's financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company's income statements.

          EXECUTIVE COMPENSATION

          MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. Therefore, MFS opposes shareholder proposals that seek to set limits on executive compensation. Shareholder proposals seeking to set limits on executive compensation tend to specify arbitrary compensation criteria. MFS also opposes shareholder requests for disclosure on executive compensation beyond regulatory requirements because we believe that current regulatory requirements for disclosure of executive compensation are appropriate and that additional disclosure is often unwarranted and costly. Although we support linking executive stock option grants to a company's stock performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group index. MFS believes that compensation committees should retain the flexibility to propose the appropriate index or other criteria by which performance-based options should be measured. MFS evaluates other executive compensation restrictions (E.G., terminating the company's stock option or restricted stock programs, freezing executive pay during periods of large layoffs, and establishing a maximum ratio between the highest paid executive and lowest paid employee) based on whether such proposals are in the best long-term economic interests of our clients.

          EMPLOYEE STOCK PURCHASE PLANS

          MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

          "GOLDEN PARACHUTES"

          From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that

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     exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

          ANTI-TAKEOVER MEASURES

          In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

          MFS will vote for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills." Nevertheless, MFS will consider supporting the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" if the following two conditions are met: (1) the "poison pill" allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either
     (a) the "poison pill" has a term of not longer than five years, provided that MFS will consider voting in favor of the "poison pill" if the term does not exceed seven years and the "poison pill" is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the "poison pill" allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (E.G., a "chewable poison pill" that automatically dissolves in the event of an all cash, all shares tender offer at a premium price).

          MFS will consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

          REINCORPORATION AND REORGANIZATION PROPOSALS

          When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. While MFS generally votes in favor of management proposals that it believes are in the best long-term economic interests of its clients, MFS may oppose such a measure if, for example, the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers.

          ISSUANCE OF STOCK

          There are many legitimate reasons for issuance of stock. Nevertheless, as noted above under "Non-Salary Compensation Programs", when a stock option plan (either

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     individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (E.G., by approximately 15% or more), MFS generally votes against the plan. In addition, MFS votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device.

          REPURCHASE PROGRAMS

          MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

          CONFIDENTIAL VOTING

          MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

          CUMULATIVE VOTING

          MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company's nominating committee, which now for the first time (for U.S. listed companies) must be comprised solely of "independent" directors.

          WRITTEN CONSENT AND SPECIAL MEETINGS

          Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder's right to call a special meeting of company shareholders.

          INDEPENDENT AUDITORS

          MFS believes that the appointment of auditors is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Recently, some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm. Some proposals would prohibit the provision of ANY non-audit services by a company's auditors to that company. MFS

                                        7
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     opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

          BEST PRACTICES STANDARDS

          Best practices standards are rapidly developing in the corporate governance areas as a result of recent corporate scandals, the Sarbanes-Oxley Act of 2002 and revised listing standards on major stock exchanges. MFS generally support these developments. However, many issuers are not publicly registered, are not subject to these enhanced listing standards, or are not operating in an environment that is comparable to that in the United States. In reviewing proxy proposals under these circumstances, MFS votes for proposals that enhance standards of corporate governance so long as we believe that - given the circumstances or the environment within which the issuers operate - the proposal is consistent with the best long-term economic interests of our clients.

          SOCIAL ISSUES

          There are many groups advocating social change, and many have chosen the publicly-held corporation as a vehicle for advancing their agenda. Common among these are resolutions requiring the corporation to refrain from investing or conducting business in certain countries, to adhere to some list of goals or principles (E.G., environmental standards) or to promulgate special reports on various activities. MFS votes against such proposals unless their shareholder-oriented benefits will outweigh any costs or disruptions to the business, including those that use corporate resources to further a particular social objective outside the business of the company or when no discernible shareholder economic advantage is evident.

          The laws of various states may regulate how the interests of certain clients subject to those laws (E.G., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

          FOREIGN ISSUERS

          MFS will evaluate items on proxies for foreign companies in the context of the guidelines described above, as well as local market standards and best practices. Proxies for foreign companies often contain significantly more voting items than those of U.S. companies. Many of these items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and

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     therefore voted in favor) for foreign issuers include the following: (i)
     receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; (v) approval of share repurchase programs; (vi) election of directors in uncontested elections and (vii) appointment of auditors.

          In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (E.G., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (E.G., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote.

B.   ADMINISTRATIVE PROCEDURES

     1.   MFS PROXY REVIEW GROUP

          The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The MFS Proxy Voting Committee:

          a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

          b. Determines whether any potential material conflicts of interest exist with respect to instances in which (i) MFS seeks to override these MFS Proxy Voting Policies and Procedures and (ii) votes on ballot items not clearly governed by these MFS Proxy Voting Policies and Procedures; and

          c. Considers special proxy issues as they may arise from time to time.

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     2.   POTENTIAL CONFLICTS OF INTEREST

          The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its affiliates that could arise in connection with the voting of proxies on behalf of MFS' clients. Any significant attempt to influence MFS' voting on a particular proxy matter should be reported to the MFS Proxy Voting Committee.

          In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, or (ii) matters presented for vote are not clearly governed by these MFS Proxy Voting Policies and Procedures, the MFS Proxy Voting Committee, or delegees, will follow these procedures:

          a. Compare the name of the issuer of such proxy against a list of significant current and potential (i) distributors of MFS Fund shares, (ii) retirement plans administered by MFS, and (iii) MFS institutional clients (the "MFS Significant Client List");

          b. If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

          c. If the name of the issuer appears on the MFS Significant Client List, then at least one member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

          d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, and the basis for the determination that the votes ultimately were cast in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to the MFS' Conflicts Officer.

          The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS' distribution, retirement plan administration and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

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     3.   GATHERING PROXIES

          Most proxies received by MFS and its clients originate at Automatic Data Processing Corp. ("ADP") although a few proxies are transmitted to investors by corporate issuers through their custodians or depositories. ADP and issuers send proxies and related material directly to the record holders of the shares beneficially owned by MFS' clients, usually to the client's custodian or, less commonly, to the client itself. This material will include proxy cards, reflecting the proper shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy statements with the issuer's explanation of the items to be voted upon.

          MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, Institutional Shareholder Services, Inc. (the "Proxy Administrator"), pursuant to which the Proxy Administrator performs various proxy vote related services, such as vote processing and recordkeeping functions for MFS' Funds and institutional client accounts. The Proxy Administrator receives proxy statements and proxy cards directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings datafeed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for the upcoming shareholders' meetings of over 10,000 corporations are available on-line to certain MFS employees and the MFS Proxy Voting Committee.

     4.   ANALYZING PROXIES

          Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator at the prior direction of MFS automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

          As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (E.G., corporate actions, such as mergers and acquisitions), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from portfolio managers or analysts.(1) However,

----------
     (1) From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst is not available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained within a few business days prior to the shareholder meeting, the MFS Proxy Review Group may determine to vote the proxy in what it believes to be the best long-term economic interests of MFS' clients.

                                       11
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     the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

          As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

     5.   VOTING PROXIES

          In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

C.   MONITORING SYSTEM

          It is the responsibility of the Proxy Administrator and MFS' Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received, they are forwarded to the Proxy Administrator and are input into the Proxy Administrator's system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company's stock and the number of shares held on the record date with the Proxy Administrator's listing of any upcoming shareholder's meeting of that company.

          When the Proxy Administrator's system "tickler" shows that the voting cut-off date of a shareholders' meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy card has not been received from the client's custodian, the Proxy Administrator calls the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy card from the custodian in time to be voted at the meeting, MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.   RECORDS RETENTION

          MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy cards completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

E.   REPORTS

          MFS FUNDS

          MFS will report the results of its voting to the Board of Trustees, Board of Directors and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefor; (iii) a review of the procedures used by MFS to identify material conflicts of interest; and (iv) a review of these policies and the guidelines and, as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees, Directors and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

          ALL MFS ADVISORY CLIENTS

          At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue.

          Generally, MFS will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client.

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                        TEMPLETON INVESTMENT COUNSEL, LLC

                       PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF ADVISER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

HOW ADVISER VOTES PROXIES

FIDUCIARY CONSIDERATIONS
All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

CONFLICTS OF INTEREST
All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a situation may arise where one affiliate makes a voting decision on a company's proxy without the knowledge that another affiliate manages that company's retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

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WEIGHT GIVEN MANAGEMENT RECOMMENDATIONS
One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Compliance Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Adviser has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Adviser reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Adviser may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

ADVISER'S PROXY VOTING POLICIES AND PRINCIPLES

Adviser's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser's organization, including portfolio management, legal counsel, and Adviser's officers. The Board of Directors of Franklin Templeton's U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

BOARD OF DIRECTORS: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Adviser generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Adviser will give careful review on a case-by-case basis of the potential ramifications of such implementation.

RATIFICATION OF AUDITORS: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

MANAGEMENT & DIRECTOR COMPENSATION: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose "golden parachutes" that are considered excessive. Adviser will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority

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voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE: Adviser realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

MERGERS AND CORPORATE RESTRUCTURING: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion with regard to social, environmental and ethical issues although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

GLOBAL CORPORATE GOVERNANCE: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser's proxy voting decisions for international investments. However, Adviser must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission ("SEC") and the Canadian Securities Administrators ("CSA"). In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares.

Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further

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information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

    1. The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Adviser. The Proxy Group will periodically review and update this list.

    2. All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client's holdings of the securities and that the client is eligible to vote.

    3. The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

    4. In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

    5. The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

    6. After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

    7. The Proxy Group will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

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    8.  The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

    9. If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

    10. The Proxy Group, in conjunction with Legal Compliance Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

    11. The Proxy Group, in conjunction with Legal Compliance Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients' financial statements and disclosure documents.

    12. The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

    13. The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

    14. The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

    15. Periodically, the Proxy Group will verify that:
        - All annual proxies for the securities held by Advisory Clients have been received;
        - Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;
        - Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-847-2268, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at .franklintempleton.com and may request additional copies by calling the number above. The proxy voting records for Canadian mutual fund products will be available no later than August 31, 2006 at www.franklintempleton.ca. The Proxy Group will periodically review web site posting and update the posting when necessary.
In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 3, 2006
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                        Wellington Management Company, llp
                        Proxy Policies and Procedures

                        Dated: January 18, 2006

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INTRODUCTION            Wellington Management Company, llp ("Wellington
                        Management") has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

                        Wellington Management's PROXY VOTING GUIDELINES, attached as Exhibit A to these PROXY POLICIES AND PROCEDURES, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the PROXY VOTING GUIDELINES set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client's behalf with respect to a particular proposal may differ from the PROXY VOTING GUIDELINES.

STATEMENT OF POLICIES   As a matter of policy, Wellington Management:

                        1
                        Takes responsibility for voting client proxies only upon a client's written request.

                        2
                        Votes all proxies in the best interests of its clients as shareholders, I.E., to maximize economic value.

                        3
                        Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

                        4
                        Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

                        5
                        Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

                        6
                        Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer's corporate governance as part of the investment process.
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                        7
                        Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

                        8
                        Provides all clients, upon request, with copies of these PROXY POLICIES AND PROCEDURES, the PROXY VOTING GUIDELINES, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

                        9
                        Reviews regularly the voting record to ensure that proxies are voted in accordance with these PROXY POLICIES AND PROCEDURES and the PROXY VOTING GUIDELINES; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

RESPONSIBILITY AND      Wellington Management has a Global Corporate Governance
OVERSIGHT               Committee, established by action of the firm's Executive
                        Committee, that is responsible for the review and approval of the firm's written PROXY POLICIES AND
                        PROCEDURES and its PROXY VOTING GUIDELINES, and for providing advice and guidance on specific proxy votes for individual issuers. The firm's Legal Services
                        Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Global Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington
                        Management is the responsibility of the Global Corporate
                        Governance Group within the Corporate Operations
                        Department. In addition, the Global Corporate Governance
                        Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

STATEMENT OF            Wellington Management has in place certain procedures
PROCEDURES              for implementing its proxy voting policies.

GENERAL PROXY VOTING    AUTHORIZATION TO VOTE.  Wellington Management will vote
                        only those proxies for which its clients have affirmatively delegated proxy-voting authority.

                        RECEIPT OF PROXY. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client's custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its
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                        voting agent, may receive this voting information by
                        mail, fax, or other electronic means.

                        RECONCILIATION. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

                        RESEARCH. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

                        PROXY VOTING. Following the reconciliation process, each proxy is compared against Wellington Management's PROXY VOTING GUIDELINES, and handled as follows:

                        - Generally, issues for which explicit proxy voting guidance is provided in the PROXY VOTING GUIDELINES (I.E., "For", "Against", "Abstain") are reviewed by the Global Corporate Governance Group and voted in accordance with the PROXY VOTING GUIDELINES.

                        - Issues identified as "case-by-case" in the PROXY VOTING GUIDELINES are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

                        - Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

                        MATERIAL CONFLICT OF INTEREST IDENTIFICATION AND RESOLUTION PROCESSES. Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent
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                        conflicts are reviewed by designated members of the
                        Global Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

                        If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

OTHER CONSIDERATIONS    In certain instances, Wellington Management may be
                        unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

                        SECURITIES LENDING. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client's securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

                        SHARE BLOCKING AND RE-REGISTRATION. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (I.E., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client's portfolio or to pass on voting the meeting.

                        In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client's portfolio for a substantial period of time. The decision process in blocking
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                        countries as discussed above is also employed in
                        instances where re-registration is necessary.

                        LACK OF ADEQUATE INFORMATION, UNTIMELY RECEIPT OF PROXY MATERIALS, OR EXCESSIVE COSTS. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

ADDITIONAL INFORMATION  Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

                        Wellington Management's PROXY POLICIES AND PROCEDURES may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its PROXY POLICIES AND PROCEDURES, including the PROXY VOTING GUIDELINES, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.
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INTRODUCTION            Upon a client's written request, Wellington Management
                        Company, llp ("Wellington Management") votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these PROXY VOTING GUIDELINES to document positions generally taken on common proxy issues voted on behalf of clients.

                        These Guidelines are based on Wellington Management's fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these PROXY VOTING GUIDELINES are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

                        Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The "(SP)" after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

VOTING GUIDELINES       COMPOSITION AND ROLE OF THE BOARD OF DIRECTORS

                        -    Election of Directors:                 Case-by-Case
                             Wellington Management Company
                             believes that shareholders'
                             ability to elect directors
                             annually is the most important
                             right shareholders have. We
                             generally support management
                             nominees, but will withhold votes
                             from any director who is
                             demonstrated to have acted
                             contrary to the best economic
                             interest of shareholders. We may
                             withhold votes from directors who
                             failed to implement shareholder
                             proposals that received majority
                             support, implemented dead-hand or
                             no-hand poison pills, or failed
                             to attend at least 75% of
                             scheduled board meetings.
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                        -    Classify Board of Directors:           Against
                             We will also vote in favor of
                             shareholder proposals seeking to
                             declassify boards.

                        -    Adopt Director                         Against
                             Tenure/Retirement Age (SP):

                        -    Minimum Stock Ownership                Case-by-Case
                             by Directors (SP):

                        -    Adopt Director & Officer               For
                             Indemnification:
                             We generally support director
                             and officer indemnification as
                             critical to the attraction and
                             retention of qualified candidates
                             to the board. Such proposals must
                             incorporate the duty of care.

                        -    Allow Special Interest                 Against
                             Representation to Board (SP):

                        -    Require Board Independence:            For
                             Wellington Management Company,
                             LLP believes that, in the absence
                             of a compelling counter-argument,
                             at least 65% of a board should be
                             comprised of independent
                             directors. Our support for this
                             level of independence may include
                             withholding approval for
                             non-independent directors, as
                             well as votes in support of
                             shareholder proposals calling for
                             independence.

                        -    Require Key Board Committees           For
                             to be Independent.
                             Key board committees are the
                             Nominating, Audit, and
                             Compensation Committees.

                        -    Require a Separation of Chair          Case-by-Case
                             and CEO or Require a
                             Lead Director:

                        -    Approve Directors' Fees:               For

                        -    Approve Bonuses for                    Case-by-Case
                             Retiring Directors:

                        -    Elect Supervisory                      For
                             Board/Corporate Assembly:

                        -    Elect/Establish Board Committee:       For
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                        -    Adopt Shareholder Access/Majority      Case-by-Case
                             Vote on Election of Directors (SP):

                        MANAGEMENT COMPENSATION

                        -    Adopt/Amend Stock Option Plans:        Case-by-Case

                        -    Adopt/Amend Employee                   For
                             Stock Purchase Plans:

                        -    Approve/Amend Bonus Plans:             Case-by-Case

                        -    Approve Remuneration Policy:           Case-by-Case

                        -    Exchange Underwater Options:           Case-by-Case
                             Wellington Management may support
                             value-neutral exchanges in which
                             senior management is ineligible
                             to participate.

                        -    Eliminate or Limit Severance           Case-by-Case
                             Agreements (Golden Parachutes):
                             We will oppose excessively
                             generous arrangements, but may
                             support agreements structured to
                             encourage management to negotiate
                             in shareholders' best economic
                             interest.

                        -    Shareholder Approval of                For
                             Future Severance Agreements
                             Covering Senior Executives (SP):

                        -    Expense Future Stock Options (SP):     For

                        -    Shareholder Approval of All            For
                             Stock Option Plans (SP):

                        -    Require Senior Executives to           Case-by-Case
                             Own and Hold Company Stock, not
                             Including Options (SP):

                        -    Disclose All Executive                 For
                             Compensation (SP):

                        REPORTING OF RESULTS
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                        -    Approve Financial Statements:          For

                        -    Set Dividends and Allocate Profits:    For

                        -    Limit Non-Audit Services Provided by   Case-by-Case
                             Auditors (SP):
                             We follow the guidelines
                             established by the Public Company
                             Accounting Oversight Board
                             regarding permissible levels of
                             non-audit fees payable to
                             auditors.

                        -    Ratify Selection of Auditors and       Case-by-Case
                             Set Their Fees: Wellington
                             Management will generally support
                             management's choice of auditors,
                             unless the auditors have
                             demonstrated failure to act in
                             shareholders' best economic
                             interest.

                        -    Elect Statutory Auditors:              Case-by-Case

                        -    Shareholder Approval of Auditors (SP): For

                        SHAREHOLDER VOTING RIGHTS

                        -    Adopt Cumulative Voting (SP):          Against

                        -    Vote on or Redeem Poison Pill (SP):    For

                        -    Authorize Blank Check Preferred Stock: Against

                        -    Eliminate Right to Call                Against
                             a Special Meeting:

                        -    Increase Supermajority                 Against
                             Vote Requirement:

                        -    Adopt Anti-Greenmail Provision:        For

                        -    Adopt Confidential Voting (SP):        Case-by-Case
                             We require such proposals to
                             include a provision to suspend
                             confidential voting during
                             contested elections so that
                             management is not subject to
                             constraints that do not apply to
                             dissidents.
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                        -    Approve Unequal Voting Rights:         Against

                        -    Remove Right to Act by Written         Against
                             Consent:

                        -    Approve Binding Shareholder Proposals: Case-by-Case

                        CAPITAL STRUCTURE

                        -    Increase Authorized Common Stock:      Case-by-Case

                        -    Approve Merger or Acquisition:         Case-by-Case

                        -    Approve Technical Amendments to        Case-by-Case
                             Charter:

                        -    Opt Out of State Takeover Statutes:    For

                        -    Authorize Share Repurchase:            For

                        -    Authorize Trade in Company Stock:      For

                        -    Approve Stock Splits:                  Case-by-Case
                             We approve stock splits and
                             reverse stock splits that
                             preserve the level of authorized,
                             but unissued shares.

                        -    Approve                                Case-by-Case
                             Recapitalization/Restructuring:

                        -    Issue Stock with or without            For
                             Preemptive Rights:

                        -    Issue Debt Instruments:                Case-by-Case

                        SOCIAL ISSUES

                        -    Endorse the Ceres Principles (SP):     Case-by-Case

                        - Disclose Political and PAC Gifts (SP): Case-by-Case Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

                        -    Require Adoption of International      Case-by-Case
                             Labor Organization's
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                             Fair Labor Principles (SP):

                        -    Report on Sustainability (SP):         Case-by-Case
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                        MISCELLANEOUS

                        -    Approve Other Business:                Against

                        -    Approve Reincorporation:               Case-by-Case

                        -    Approve Third-Party Transactions:      Case-by-Case
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